As Filed with the Securities and Exchange Commission on April 28, 2015

Registration File Nos. 333-46414

811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 15	☒
and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 40	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VA-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

John Piller	Ken Reitz
TIAA-CREF Life Insurance Company	TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard, MS C2-04	8500 Andrew Carnegie Boulevard, MS C2-08
Charlotte, North Carolina 28262-8500	Charlotte, North Carolina 28262-8500
(704) 988-5681	(704) 988-4455

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2015

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts Funded Through

TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the single Premium immediate variable annuity Contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the Fund prospectus, and keep it for future reference.

The Contracts are designed to provide you with a stream of income for the life of the named Annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single Premium to a TIAA-CREF Life Fixed Account or to one or more of the following eight separate account variable Investment Accounts:

■ Growth Equity Fund	■ Real Estate Securities Fund
■ Growth & Income Fund	■ Small Cap Equity Fund
■ International Equity Fund	■ Social Choice Equity Fund
■ Large-Cap Value Fund	■ Stock Index Fund

As with all variable annuities, your variable annuity payments will increase or decrease, depending on how well the Investment Account’s underlying Fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the Funds or the Investment Accounts, and you bear the entire investment risk.

A separate prospectus for the Funds provides more information about the Funds listed above. Note that the prospectus for the Funds may provide information for other Funds that are not available through the contract. When you consult the prospectus, you should be careful to refer only to the information regarding the Funds listed above.

More information about the separate account and the Contracts is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2015. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 825-0411. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The Contracts or certain investment options under the Contracts will not be available to you unless approved by the regulatory authorities in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

TABLE OF CONTENTS

Definitions	3

Summary	3

What are TIAA-CREF Life’s Single Premium Immediate

Annuities (SPIAs)?	4

What are my investment options under the Contracts?	4

May I change the accounts from which annuity payments are made and how often my payments are valued under the contract?	4

What expenses must I pay under the Contracts?	4

TIAA-CREF Life Funds annual expenses	5

Total annual Fund operating expenses by Fund	5

How do I purchase a contract?	7

May I cancel my contract?	7

The SPIA contracts	7

Purchasing a contract and remitting your Premium	7

Annuity payments	8

Payments from the Fixed Account	8

Payments from the variable Investment Accounts	8

Contract options	9

Changing Investment Accounts and Income Change Methods	9

Transfer policies regarding market timing and excessive trading	10

Receiving a lump-sum payment	10

Death of the Contractowner	10

Calculating variable annuity payments	11

The variable investment accounts	11

The underlying Funds	11

Temporary investment in the General Account	12

The contract charges	12

Separate account charges	12

Other charges and expenses	13
Federal income taxes	13

Taxation of annuity payments	13

Receiving lump sums	13

Taxation upon death	13

Possible tax changes	14

Multiple Contracts	14

Withholding	14

Possible charge for TIAA-CREF Life’s taxes	14

Diversification and distribution requirements	14

Other tax issues	14

Tax advice	15

Other information	15

TIAA-CREF Life Insurance Company and TIAA	15

The separate account	15

The Fixed Account	15

Distributing the Contracts	15

Legal proceedings	15

Delay of payments	15

Voting rights	16

Adding and closing accounts or substituting Funds; adding or deleting contract options or income methods	16

General matters	16

Financial Condition of TIAA-CREF Life	16

Contacting TIAA-CREF Life	17

Electronic prospectuses	17

Householding	17

Important information about procedures for opening a new account	17

Signature requirements	17

Errors or omissions	17

Table of Contents for the Statement of Additional Information	19

This prospectus describes the single Premium immediate variable annuities issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesperson, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

2	Prospectus Single Premium Immediate Annuities

DEFINITIONS

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contractowner or any prospective Contractowner.

1940 Act. The Investment Company Act of 1940, as amended.

Annuitant. The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made. Once selected, the Annuitant may not be changed.

Annuity Unit. A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return. 4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary. The person or institution selected by the Contractowner to become the new Contractowner if the Contractowner dies while any annuity payments remain due.

Business Day. Any day that the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day. Any day of the year.

Commuted Value. The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments will not be earned if payment is made in one sum. For the Fixed Account, the Commuted Value is the sum of payments less the interest that would have been earned from the effective date of the Commuted Value calculation to the date each payment would have been made. For any variable Investment Account, the Commuted Value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the Annuity Unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts. The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity single Premium immediate annuity Contracts.

Contractowner. The person (or persons) who controls all the rights and benefits under a contract.

Current Value. The Present Value of the future annuity payments, which for variable payments is computed using the assumption that the relevant Investment Account has an effective annual rate of 4%. In the case of the One-Life and Two-Life Annuities, the Present Value is determined based on the age of the Annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This “Current Value” definition is used in determining the value of a refund in the event a contract is cancelled during the free look period.

Fixed Account. The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

Fund. An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

General Account. All of TIAA-CREF Life’s assets other than those allocated to the separate account or to any other TIAA- CREF Life separate account.

Income Change Method. The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual Income Change Method.

Income Option. The form of annuity benefit that you select under the Two-Life Annuity. The Income Options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

Investment Account. A sub-account of the separate account that invests its assets in shares of a corresponding Fund.

IRC. The Internal Revenue Code of 1986, as amended.

Issue Date. The day that the contract is issued and becomes effective.

NYSE. The New York Stock Exchange.

Premium. The amount you invest in the contract.

Present Value. The Present Value of a series of payments is the lump-sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant. The natural person whose life, together with the Annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity Contract.

Separate Account. TIAA-CREF Life Separate Account VA-1.

TIAA. Teachers Insurance and Annuity Association of America.

TIAA-CREF Life. TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day. Any Business Day. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Separate Account are principally traded.

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

Single Premium Immediate Annuities Prospectus	3

WHAT ARE TIAA-CREF LIFE’S SINGLE PREMIUM IMMEDIATE ANNUITIES (SPIAs)?

TIAA-CREF Life’s Single Premium Immediate Annuities (SPIAs) allow you, the owner, to apply a single sum of money to one of three types of annuity Contracts and receive a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of Contracts we offer are:

•	One-Life Annuity, which pays income as long as the Annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

•

Two-Life Annuity, which pays income as long as either the Annuitant or the second Annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an Annuitant, continues at either the same or a reduced level for the life of the other Annuitant; and

•	Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence.

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACTS?

Under TIAA-CREF Life’s SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single Premium to the Fixed Account or to one or more of the separate account’s variable Investment Accounts. Annuity payments from the Fixed Account are guaranteed over the life of the contract. Annuity payments from the separate account’s variable Investment Accounts increase or decrease, depending on how well the Funds underlying the Investment Accounts you allocate to perform over time. Your payments will also change depending on the Income Change Method you choose—i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has eight variable Investment Accounts which invest in the following Funds of the TIAA-CREF Life Funds:

•Growth Equity Fund	•Real Estate Securities Fund
•Growth & Income Fund	•Small Cap Equity Fund
•International Equity Fund	•Social Choice Equity Fund
•Large-Cap Value Fund	•Stock Index Fund

TIAA-CREF Life doesn’t guarantee the investment performance of the Funds or the variable Investment Accounts, and you bear the entire investment risk.

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the Premium to the variable Investment Accounts, that portion of the Premium will initially be applied to the General Account until seven days plus the number of days in the free look period applicable in your state have passed from the Issue Date of your contract. At that time, the amount applied to the General Account, plus any interest credited on the amount, will automatically be transferred to the variable Investment Accounts you have chosen, and the number of Annuity Units payable from each variable Investment Account will be determined as of that date. While this amount is held in the General Account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%.

MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?

You will be able to “transfer” all or part of the future annuity income payable one time each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable Investment Account are calculated, i.e., you may change your Income Change Method. For more details on transfers and changing your Income Change Method, see “Changing Investment Accounts and Income Change Methods”.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACTS?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. This first table lists certain categories of Contractowner transaction expenses for comparative purposes. State Premium taxes may be deducted depending on your state.

CONTRACTOWNER TRANSACTION EXPENSES
Sales load imposed on purchases (as a percentage of Premiums)	None
Deferred sales load (as a percentage of Premiums or amount surrendered, as applicable)	None
Premium taxes (as a percentage of Premiums, if applicable)(1)	1.0–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None

(1)	Only applicable in certain states. Where TIAA-CREF Life is required to pay this Premium tax, it may deduct the amount of the Premium tax paid from any Premium payment.

4	Prospectus Single Premium Immediate Annuities

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees(1)	Fee Waiver(1)	Current
Charges(1)
Annual Contract Fees	None	None	None
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%

(1)

TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of Fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract that you may pay periodically during the time you own the contract. The first table shows the maximum and minimum total operating expenses charged by these Funds for the year ended December 31, 2014. The next table provides greater detail on the total operating expenses charged by each Fund, and shows the total separate account and Fund annual expenses. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from Fund assets, including management fees and other expenses	0.09%	0.60%

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	Acquired Fund Fees and Expenses(1)	Other Expenses	Total Annual Fund Operating Expenses	Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses(8)
Growth Equity Fund(2)	0.45%	0.00%	0.14%	0.59%	-0.07%	0.52%	1.12%
Growth & Income Fund(2)	0.45%	0.00%	0.11%	0.56%	-0.04%	0.52%	1.12%
International Equity Fund(3)	0.50%	0.00%	0.16%	0.66%	-0.06%	0.60%	1.20%
Large-Cap Value Fund(2)	0.45%	0.00%	0.11%	0.56%	-0.04%	0.52%	1.12%
Real Estate Securities Fund(4)	0.50%	0.00%	0.08%	0.58%	-0.01%	0.57%	1.17%
Small-Cap Equity Fund(5)	0.46%	0.04%	0.18%	0.68%	-0.11%	0.57%	1.17%
Social Choice Equity Fund(6)	0.15%	0.00%	0.11%	0.26%	-0.04%	0.22%	0.82%
Stock Index Fund(7)	0.06%	0.00%	0.06%	0.12%	-0.03%	0.09%	0.69%

(1)

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

(2)

Under the Funds’ expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

Single Premium Immediate Annuities Prospectus	5

(3)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

(4)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

(5)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.53% of average daily net assets for the shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

(6)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

(7)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

(8)

If TIAA-CREF Life imposed the full amount of the administrative expense and mortality and expense risk charges, total annual separate account and Fund expenses would be 1.72% for the Growth Equity, 1.72% for the Growth & Income, 1.80% for the International Equity, 1.72% for the Large-Cap Value, 1.77% for the Small-Cap Equity, 1.29% for the Stock Index, 1.42% for the Social Choice Equity, and 1.77% for the Real Estate Securities.

Fund expenses are deducted from each underlying Fund before TIAA-CREF Life is provided with the Fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the corresponding Investment Account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity Contracts. These costs include Contractowner transaction expenses, separate account annual expenses, and maximum Fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. (Note that, notwithstanding this standard $10,000 example, the minimum investment is $25,000.) The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the Funds. The example assumes that the Fund’s expense reimbursement agreement will remain in place for one year but that there will be no waiver or expense reimbursement agreement in effect thereafter.

The first example assumes that there is no waiver of separate account charges. The second example assumes that the current separate account fee waivers are in place for each period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

LIFE FUNDS—SPIA EXPENSE TABLE—WITHOUT SEPARATE ACCT WAIVERS AND FUND WAIVERS	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$182	$563	$970	$2,105
Growth & Income Account	$179	$554	$954	$2,073
International Equity Account	$189	$585	$1,006	$2,180
Large-Cap Value Account	$179	$554	$954	$2,073
Real Estate Securities Account	$181	$560	$964	$2,095
Small-Cap Equity Account	$191	$591	$1,016	$2,201
Social Choice Equity Account	$149	$462	$797	$1,746
Stock Index Account	$134	$418	$723	$1,590

LIFE FUNDS—SPIA EXPENSE TABLE—WITH FUND WAIVERS	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$114	$371	$648	$1,437
Growth & Income Account	$114	$365	$634	$1,405
International Equity Account	$122	$394	$686	$1,517
Large-Cap Value Account	$114	$365	$634	$1,405
Real Estate Securities Account	$119	$374	$648	$1,431
Small-Cap Equity Account	$119	$395	$692	$1,536
Social Choice Equity Account	$84	$270	$473	$1,057
Stock Index Account	$70	$227	$398	$ 892

6	Prospectus Single Premium Immediate Annuities

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “The Contract Charges.”

For condensed financial information pertaining to each Investment Account, please see Appendix A.

HOW DO I PURCHASE A CONTRACT?

To purchase a contract, you must complete an application and make a Premium payment of at least $25,000. For more information, see “Purchasing a Contract and Remitting Your Premium.”

MAY I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract. We’ll refund the Current Value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, as of the day we receive it. (Note that the Current Value of your contract may be less than your Premium.) In Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia and Wisconsin, where we are required to return your Premium, we’ll refund the greater of your contract value or your full Premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any Premium taxes and expense charges deducted from the Premium also will be refunded.

THE SPIA CONTRACTS

This prospectus describes the individual single Premium immediate variable annuities (SPIAs) offered by TIAA-CREF Life Insurance Company. The rights and benefits under the Contracts are summarized below. However, the descriptions you read here are qualified entirely by the Contracts themselves.

The Contracts are approved in all states including the District of Columbia.

Under the SPIA Contracts, TIAA-CREF Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the Contracts to provide you with a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The SPIA Contracts include both fixed and variable components—that is, you can allocate your single Premium between the Fixed Account or one or more separate account variable Investment Accounts. Annuity payments from the Fixed Account are guaranteed by TIAA-CREF Life over the life of the contract. Annuity payments from the separate account’s variable Investment Accounts increase or decrease, depending on how well the Funds underlying the Investment Account perform over time. Your variable payments will also change depending on the Income Change Method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

PURCHASING A CONTRACT AND REMITTING YOUR PREMIUM

The Premium. We’ll issue you a contract as soon as we receive in good order at our Administrative Office your complete and accurate application, Premium and all other information necessary to process your application. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

New Business Department

TIAA-CREF Life Insurance Company

P.O. Box 1291

Charlotte, NC 28201-9908

Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payer to the account owner cannot be identified from the face of the check. The Premium must be for at least $25,000. Additional Premiums are not permitted. We will credit your Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we’ll return your Premium unless you instruct us otherwise upon being contacted.

We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contractowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Electronic Payment. You may pay your Premium by electronic payment. A federal wire is usually received the same day and an Automated Clearing House (“ACH”) credit or debit transfer is usually received by the second day after

Single Premium Immediate Annuities Prospectus	7

transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH transfer is usually less expensive than a federal wire. Here’s what you need to do:

1.	Send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of : TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:

•	Your name and address

•	Social Security Number(s) or Taxpayer Identification Number

•	Specify code “SPIA”

ANNUITY PAYMENTS

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the SPIA Contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your Premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your Premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We’ll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

Annuity payments are subject to our financial strength and claims-paying ability.

PAYMENTS FROM THE FIXED ACCOUNT

On the contract Issue Date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your Premium

•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the Annuitant and any second Annuitant, as applicable

•	the interest rates then in effect

•	the Income Option selected, in the case of the Two-Life Annuity, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the Annuitant’s death). The amount of each annuity payment from the Fixed Account does not change as a result of the investment experience of any variable Investment Account.

There are significant limits on your right to “transfer” all or part of your future annuity payments from the Fixed Account to the variable Investment Accounts. Due to these limitations, if you want to transfer all of your future annuity payments from the Fixed Account to one or more variable Investment Accounts, it may take several years to do so. You should carefully consider whether payments from the Fixed Account meet your investment needs. See “Changing Investment Accounts and Income Change Methods.”

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your Annuity Units in a particular Investment Account. The number of Annuity Units you purchase is determined on the contract Issue Date. (If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of Annuity Units you purchase will be determined as of the date that we transfer your temporary investment in the General Account to the variable Investment Accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the Issue Date of your contract.) Annuity unit values are calculated as of each Valuation Day based primarily on the net investment results of the Funds underlying the particular Investment Account. For the formulas used to determine Annuity Unit values, see the SAI.

Your initial annuity payments will be determined based on:

•	the amount of your Premium

•	whether the contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the Annuitant and any second Annuitant, as applicable

•	in the case of the Two-Life Annuity, the Income Option selected

•	an assumed annual investment return of 4%, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

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Over the life of the contract, payments will go up or down based on the investment experience of the Funds underlying the variable Investment Accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of Income Change Method). In general, your payments will increase if the performance of the variable Investment Account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly Income Change Method for your variable annuity payments. Under the annual Income Change Method, the amount of payments from the variable Investment Accounts will change each May 1, based on the net investment results of the Funds underlying the Investment Account during the prior year (from the day following the last Valuation Day in March of the prior year through the last Valuation day in March of the current year). Under the monthly Income Change Method, payments from the variable Investment Accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a Business Day, the prior Business Day).

For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” and the SAI.

CONTRACT OPTIONS

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these Contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your Beneficiary) may be less than the Premium you paid depending on the duration of your contract.

•

One-Life Annuity. This option pays you or your Beneficiary income as long as the Annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the Annuitant dies before it’s over, annuity income payments will continue to you or your Beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you do not elect a guaranteed period, all annuity income payments end when the Annuitant dies—so that it’s possible for you to receive only one payment if the Annuitant dies before the second payment is made, two payments if the Annuitant dies before the third payment is made, etc.

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Two-Life Annuity. This option pays income to you or your Beneficiary as long as the Annuitant or second Annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of Income Options under the Two-Life Annuity, all available with or without a guaranteed period—Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two- Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

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Fixed-Period Annuity. This option pays you or your Beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you’ve chosen, payments stop. The period you choose may be limited by applicable tax laws.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five-year period. Due to this limitation, it may take several years to transfer all of your future annuity payments from the Fixed Account to the variable Investment Accounts. Once income has been transferred from the Fixed Account to a variable Investment Account it cannot be transferred back to the Fixed Account.

You may not transfer payments from the Fixed Account to the variable Investment Accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

We’ll process your transfer as of the Business Day we receive your request in good order. Alternatively, you can choose to have a transfer take effect at the close of any future Business Day, or the last Calendar Day of the current or any future month, even if it’s not a Business Day. Transfers under the annual Income Change Method will affect your annuity payments beginning on the May 1 following the March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day) which is on or after the effective date of the transfer. Transfers under the monthly Income Change Method and all transfers into or out of the Fixed Account will affect your annuity payments beginning with the first payment due after the monthly payment Valuation Day that is on or after the transfer date. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, during the period in which any portion of your Premium is temporarily held in the General Account, no transfers may be made. For more information on how we calculate transfer amounts, see “Calculating Variable Annuity Payments.”

You can switch between the annual and monthly Income Change Methods at any time, but only once a year, and the

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switch will go into effect on March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day).

To request a transfer or to switch your Income Change Method, call Retirement Services, toll-free at 800-842-2252, or write to TIAA-CREF Life’s home office at 730 Third Avenue, New York 10017-3206. Please note that telephone transactions may not always be available.

TRANSFER POLICIES REGARDING MARKET TIMING AND EXCESSIVE TRADING

Variable annuity contract owners could try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market or for other reasons. As money is shifted in and out of these accounts, we incur transaction costs and the underlying Funds incur expenses for buying and selling securities.

In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies may be increased for Funds invested primarily in foreign securities. These costs are borne by all contract owners, including long-term investors who do not generate the costs. The contract is not intended for market timing or frequent trading.

Under this SPIA contract, market timing is unlikely, due to the nature of the contract and its transfer limitations. In particular, transfers of all or part of the future annuity income payable are available only one time each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. Transfers of the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts are available only one time in a calendar year, with certain conditions.

The TIAA-CREF Life Funds may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The TIAA-CREF Life Funds prospectus describes any such policies and procedures. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the TIAA-CREF Life Funds. However, we have entered into a written agreement, as required by SEC regulation, with the principal underwriter of the TIAA-CREF Life Funds that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contractowners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the market timing and excessive trading policies established by the Fund.

We seek to apply our transfer policies uniformly to all Contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

RECEIVING A LUMP-SUM PAYMENT

You or your Beneficiary have the right to receive in a lump sum the Commuted Value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the Annuitant(s) dies during the guaranteed period, or (ii) under a Fixed- Period Annuity from the variable Investment Accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of Annuitant(s), or if the Annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump-sum payment from the Fixed Account is only available to your beneficiaries after your death.)

The Commuted Value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the Commuted Value is the Business Day on which we receive the request for a Commuted Value, in a form acceptable to us.

A lump-sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2. (See “Federal Income Taxes.”)

DEATH OF THE CONTRACTOWNER

If you (the owner) die, your designated Beneficiar(y)(ies) or, if none, the person chosen as the Annuitant or second Annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving Beneficiary and the Annuitant and second Annuitant, if any, has died before the end of a guaranteed period, the Commuted Value of any payments remaining due will be paid in one sum to your estate.

If your spouse (as defined under Federal law) is the sole Beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. The right of a spouse to continue the Contract and all Contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those that are permitted under individual state laws) to be unconstitutional. Therefore, same sex marriages recognized under state or foreign law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. IRS guidance provides that civil unions and similar relationships recognized under state law are not marriages unless denominated as such. However, some uncertainty remains regarding the treatment of same-sex spouses as defined under applicable law. Consult a tax adviser for more information on this subject.

When you fill out an application for a contract, you can name one or more beneficiaries or contingent beneficiaries.

10	Prospectus Single Premium Immediate Annuities

You can change your Beneficiary at any time. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each Investment Account is equal to the number of Annuity Units payable multiplied by the then-Current Value of one Annuity Unit for the variable Investment Account and Income Change Method you chose.

Determining the Number of Annuity Units Payable. The number of Annuity Units you purchase under the contract is derived by dividing the portion of the Premium (net of any Premium taxes) you allocated to a particular Investment Account and Income Change Method by the product of the Annuity Unit value for that Investment Account and Income Change Method, and an annuity factor that represents the Present Value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

The number of Annuity Units for each variable Investment Account and Income Change Method under a contract is generally determined on the contract Issue Date and remains fixed unless there is a “transfer” of Annuity Units or you change your Income Change Method. The number of Annuity Units payable from a particular Investment Account and Income Change Method under your contract will be reduced by the number of Annuity Units you transfer out of that Investment Account or Income Change Method. The number of Annuity Units payable will be increased by any internal transfers you make to that Investment Account and Income Change Method. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of Annuity Units payable from each variable Investment Account will be determined as of the date that we transfer your temporary investment in the General Account to the variable Investment Accounts. See “Temporary Investment in the General Account.”

Computing Annuity Unit Values. Annuity Unit valuations for each Investment Account will occur only on Business Days, and thus the last Calendar Day of each month will not be a Valuation Day unless it falls on a Business Day. If the last Calendar Day of a month does not fall on a Business Day, the last Valuation Day for such months shall be deemed to be the last Business Day of the month. The Annuity Unit value for each Income Change Method is determined by updating the Annuity Unit value from the previous Valuation Day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent Assumed Investment Return. We further adjust the Annuity Unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those Annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual Income Change Method, the value of the Annuity Unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the Annuity Unit for payments due on and after the next succeeding May 1 is equal to the Annuity Unit value determined as of the last Valuation Day in March. For participants under the monthly Income Change Method, the value of the Annuity Unit for payments changes on the payment Valuation Day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly Income Change Methods.

For the more detailed formula we use for determining Annuity Unit values, see the SAI.

THE VARIABLE INVESTMENT ACCOUNTS

THE UNDERLYING FUNDS

You may allocate any portion of the Premium to the separate account, which currently has eight subaccounts, or variable Investment Accounts. These variable Investment Accounts invest in shares of the Funds of the TIAA-CREF Life Funds. TIAA- CREF Life Funds is an open-end management investment company that was organized as a statutory trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten Funds but may add other Funds in the future.

Note that not all of the ten Funds described in the prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the Funds listed below.

The Funds available under your contract are:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

The Growth & Income Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

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The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary.

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the Funds, are described fully in their prospectus and SAI. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 825-0411, or by accessing our internet website at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

TEMPORARY INVESTMENT IN THE GENERAL ACCOUNT

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the Premium to the variable Investment Accounts, that portion of the Premium will initially be applied to the TIAA-CREF Life General Account until seven days plus the number of days in the free look period applicable in your state have passed from the Issue Date of your contract. At that time, the amount applied to the General Account, plus any interest credited on the amount, will automatically be transferred to the variable Investment Accounts you have chosen, and the number of Annuity Units payable from each variable Investment Account will be determined as of that date. While this amount is held in the General Account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%. Your first payment may not reflect participation in the variable Investment Accounts.

THE CONTRACT CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each Valuation Day from the assets of each variable Investment Account for various services required to administer the separate account and the Contracts and to cover certain insurance risks borne by TIAA-CREF Life. The Contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each Investment Account. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the Premium and administering the Contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. The current daily deduction is equal to 0.40% of net assets annually.

TIAA-CREF Life’s mortality risks come from its obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the Annuitant(s) may live or whether the mortality experience of Annuitants as a group is better than expected.

TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), the principal underwriter of the Contract.

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OTHER CHARGES AND EXPENSES

Fund Expenses. Each Investment Account purchases shares of the corresponding Fund at net asset value. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a Fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each Fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds.

Fund expenses are not fixed or specified under the terms of the contract and may change periodically. For more information on Fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The Contracts do not provide for charges or other deductions from the Premium.

Premium Taxes. Currently, residents of several states may be subject to Premium taxes on their contract. We will deduct any charges for Premium taxes from your Premium before it’s applied to provide annuity payments. State Premium taxes currently range from 1.00 percent to 3.50 percent of Premium payments.

FEDERAL INCOME TAXES

The following discussion assumes the Contracts qualify as annuity Contracts for federal income tax purposes (see the SAI for more information). The following discussion is general in nature and is not intended as tax advice. It is based on our understanding of current federal income tax law, and is subject to change. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. For complete information on your personal tax situation, check with a qualified tax adviser.

NON-NATURAL PERSONS

If a non-natural person (e.g., a corporation or a trust) owns a Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the Premiums or other consideration paid for the contract) during the taxable year. There are significant exceptions to this rule, such as grantor trusts and certain trusts for the benefit of individuals and a prospective Contractowner who is not a natural person should discuss these potential exceptions with a qualified tax adviser.

TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of Premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire Premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

If, after the contract Issue Date, annuity payments stop because an Annuitant died, any Premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Transferring, assigning, pledging, or exchanging a Contract, designating an Annuitant, payee, or other Beneficiary who is not the owner, or the selection of certain maturity dates may have adverse tax consequences including treatment as a distribution. An owner contemplating any such actions should consult a tax advisor.

RECEIVING LUMP SUMS

The Internal Revenue Service currently takes the position that any lump-sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump-sum payment from your contract. See “Receiving a Lump-sum Payment”.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump-sum payment from certain distributions from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump-sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with exceptions enumerated above. You should consult a tax advisor with regard to exceptions from the penalty tax.

TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the Annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump-sum distributions; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or Annuitant’s death. That is, the “investment in the contract” remains generally the total Premium payments, less amounts received, which were not includable in gross income.

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MEDICARE TAX

Beginning in 2013, distributions from non-qualified annuity Contracts are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts.

POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity Contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract. We also have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

MULTIPLE CONTRACTS

All nonqualified deferred annuity Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

POSSIBLE CHARGE FOR TIAA-CREF LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its Contracts (other than Premium taxes—see “Other Charges and Expenses”), but we reserve the right to charge the separate account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

OTHER TAX ISSUES

Federal Estate Taxes, Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

For 2015, the federal estate tax, GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity Contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. This contract may not be available to certain foreign entity purchasers. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish

14	Prospectus Single Premium Immediate Annuities

the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

OTHER INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The Contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA-CREF Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 5 million people and approximately 16,000 institutions as of December 31, 2014, form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the New York Department of Financial Services and the insurance departments of some other jurisdictions in which the Contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the Contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has eight subaccounts, or variable Investment Accounts, which invest in shares of the Funds of the TIAA-CREF Life Funds.

THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable Investment Accounts. Following is a brief description of the Fixed Account. Amounts allocated to the Fixed Account become part of the General Account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The General Account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the Investment Accounts) or in any other TIAA-CREF Life separate account. Interests in the Fixed Account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the Fixed Account registered as an investment company under the 1940 Act. Neither the Fixed Account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the Fixed Account, see your contract. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

DISTRIBUTING THE CONTRACTS

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

The Contracts are offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a subsidiary of TIAA which is registered with the SEC as broker-dealers and a member of Financial Industry Regulatory Authority or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contracts. TC Services is considered the “principal underwriter” for interests in the contract. Anyone distributing a contract must be a registered representative of TC Services or have entered into a selling agreement with TC Services. The main offices of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid to TC Services or any other entity in connection with the distribution of the Contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA-CREF Life nor TC Services is involved in any legal action that we consider likely to have a material adverse effect on the Separate Account, the ability of TIAA-CREF to meet its obligations under the Contract, or the ability of TC Services to perform its contract with the Separate Account.

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or

Single Premium Immediate Annuities Prospectus	15

holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account Contractowners. In addition, transfers of Accumulation Value from and within the fixed and variable Investment Accounts may be deferred under these circumstances.

If a check has been submitted as the Premium, we have the right to defer any payments until the check has been honored.

VOTING RIGHTS

The separate account is the legal owner of the shares of the Funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract.

If we don’t receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contractowners may control the outcome of a vote. TIAA-CREF Life may vote the shares of the Funds in its own right in some cases, if it determines that it may legally do so.

The number of votes that a Contractowner has the right to instruct are calculated separately for each variable Investment Account, and include fractional votes. The Contractowner has a voting interest in each Investment Account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable Investment Account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new Investment Accounts in the future that would invest in other Funds. We don’t guarantee that the separate account, any existing Investment Account or any Investment Account added in the future, will always be available. We reserve the right to add or close accounts, substitute one Fund for another with the same or different fees and charges, combine accounts or investment portfolios, liquidate the Investment Accounts or add, delete or stop providing Contracts for use with any Investment Account. We can also stop or start providing certain contract options or Income Options under either the annual or monthly Income Change Methods from current or future Investment Accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to any required New York Department of Financial Services, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA-CREF LIFE

The benefits under your Contract are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our General Account. With very limited exceptions, all assets in the Separate Account attributable to your Accumulation Value and that of all other Contractowners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”

Assets in the General Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims- paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying

16	Prospectus Single Premium Immediate Annuities

ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims- paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a free copy of the SAI, see the cover page of this Prospectus.

CONTACTING TIAA-CREF LIFE

We won’t consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our administrative office. You can ask questions by calling toll-free 800 842 2252.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800 842 2252, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one Contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 825-0411, or write us.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the Funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

OTHER INFORMATION

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contractowners, Annuitants, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contractowners are urged to keep their own, as well as their Annuitants’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates can be communicated in writing to TIAA-CREF 8500 Andrew Carnegie Blvd., Charlotte, NC 28262; or by calling us between the hours of 8:00 a.m. and 10:00 p.m. ET, Monday-Friday and 9:00 a.m. to 6:00 p.m. ET Saturday at 800 842 2252; or 24 hours a day via our website www.tiaa-cref.org.

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among

Single Premium Immediate Annuities Prospectus	17

other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service provides may adversely affect us and the value of your accumulation units. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing orders from our website or with the underlying funds; affect our ability to calculate AUVs; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your accumulation units to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your accumulation units that result from cyber-attacks or information security breaches in the future.

18	Prospectus Single Premium Immediate Annuities

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Calculating Annuity Unit Values
B-2	Tax Status of the Contract
B-3	Statements and Reports
B-3	General Matters
B-3	State Regulation
B-3	Legal Matters
B-4	Experts
B-4	Additional Information
B-4	Financial Statements
B-5	Index to Financial Statements

Single Premium Immediate Annuities Prospectus	19

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The table shows per accumulation unit data and total returns for the Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, Social Choice Equity, and Real Estate Securities variable Investment Accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

					For the year ended December 31
Year	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(a)(c)	Total Return(d)

TIAA-CREF Life Growth Equity Sub-Account
2014	1,258	$26.81	$29.65	$39,994	0.30%	0.60%	10.59%
2013	1,324	$19.27	$26.81	$37,777	0.28%	0.60%	39.10%
2012	1,353	$16.57	$19.27	$27,451	0.71%	0.60%	16.29%
2011	1,426	$16.37	$16.57	$24,877	0.27%	0.60%	1.22%
2010	1,450	$14.52	$16.37	$24,804	0.47%	0.60%	12.74%
2009	1,609	$10.78	$14.52	$24,282	0.93%	0.60%	34.66%
2008	1,554	$18.30	$10.78	$17,451	0.87%	0.60%	(41.05)%
2007	1,683	$15.12	$18.30	$31,942	0.82%	0.60%	21.03%
2006	1,513	$14.41	$15.12	$23,582	0.76%	0.60%	4.98%
2005	1,733	$13.75	$14.41	$25,602	0.65%	0.60%	4.80%

TIAA-CREF Life Growth & Income Equity Sub-Account
2014	1,176	$45.59	$50.34	$66,424	0.99%	0.60%	10.42%
2013	1,189	$34.13	$45.59	$60,823	1.08%	0.60%	33.58%
2012	1,227	$29.49	$34.13	$46,469	1.78%	0.60%	15.73%
2011	1,268	$28.82	$29.49	$40,088	1.07%	0.60%	2.32%
2010	1,342	$25.56	$28.82	$40,422	1.29%	0.60%	12.73%
2009	1,406	$20.13	$25.56	$37,317	1.74%	0.60%	27.00%
2008	1,506	$31.05	$20.13	$31,512	1.70%	0.60%	(35.16)%
2007	1,634	$26.31	$31.05	$52,889	1.54%	0.60%	18.02%
2006	1,485	$22.66	$26.31	$40,516	1.59%	0.60%	16.15%
2005	1,553	$21.39	$22.66	$36,489	1.35%	0.60%	5.93%

TIAA-CREF Life International Equity Sub-Account
2014	1,187	$30.14	$27.59	$35,523	1.27%	0.60%	(8.45)%
2013	1,260	$24.42	$30.14	$40,974	2.44%	0.60%	23.41%
2012	1,285	$18.72	$24.42	$33,558	1.74%	0.60%	30.49%
2011	1,423	$24.74	$18.72	$28,003	1.54%	0.60%	(24.33)%
2010	1,618	$20.80	$24.74	$41,512	1.28%	0.60%	18.92%
2009	1,822	$15.88	$20.80	$38,962	3.77%	0.60%	30.96%
2008	1,966	$31.95	$15.88	$32,107	0.04%	0.60%	(50.29)%
2007	2,569	$26.94	$31.95	$83,930	2.03%	0.60%	18.60%
2006	2,203	$20.85	$26.94	$60,301	1.78%	0.60%	29.17%
2005	1,840	$18.24	$20.85	$39,020	1.81%	0.60%	14.32%

TIAA-CREF Life Large-Cap Value Sub-Account
2014	301	$67.89	$73.54	$24,690	1.79%	0.60%	8.33%
2013	300	$50.85	$67.89	$22,732	1.99%	0.60%	33.51%
2012	292	$42.58	$50.85	$16,543	1.91%	0.60%	19.42%
2011	321	$45.55	$42.58	$14,932	1.47%	0.60%	(6.52)%
2010	354	$38.71	$45.55	$17,099	1.56%	0.60%	17.65%
2009	383	$29.63	$38.71	$15,557	1.96%	0.60%	30.68%
2008	384	$50.28	$29.63	$11,969	1.49%	0.60%	(41.07)%
2007	491	$50.12	$50.28	$25,979	1.90%	0.60%	0.31%
2006	503	$41.47	$50.12	$25,759	9.24%	0.60%	20.85%
2005	443	$39.76	$41.47	$18,800	8.18%	0.60%	4.31%

20	Prospectus Single Premium Immediate Annuities

					For the year ended December 31
Year	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(a)(c)	Total Return(d)

TIAA-CREF Life Small-Cap Equity Sub-Account
2014	253	$80.97	$86.00	$23,507	0.70%	0.60%	6.21%
2013	279	$58.24	$80.97	$24,203	0.71%	0.60%	39.03%
2012	258	$51.38	$58.24	$16,104	1.11%	0.60%	13.34%
2011	288	$53.98	$51.38	$15,621	0.52%	0.60%	(4.82)%
2010	317	$42.57	$53.98	$17,661	0.83%	0.60%	26.78%
2009	277	$33.53	$42.57	$12,166	1.39%	0.60%	26.99%
2008	309	$49.89	$33.53	$10,653	1.51%	0.60%	(32.79)%
2007	333	$53.17	$49.89	$17,330	1.38%	0.60%	(6.17)%
2006	409	$45.39	$53.17	$22,291	9.56%	0.60%	17.13%
2005	388	$43.67	$45.39	$18,045	14.65%	0.60%	3.94%

TIAA-CREF Life Stock Index Sub-Account
2014	2,928	$52.71	$58.92	$186,911	1.89%	0.60%	11.79%
2013	2,973	$39.74	$52.71	$167,268	1.90%	0.60%	32.63%
2012	3,056	$34.36	$39.74	$128,944	2.15%	0.60%	15.65%
2011	3,214	$34.24	$34.36	$116,331	1.82%	0.60%	0.35%
2010	3,362	$29.50	$34.24	$120,888	1.81%	0.60%	16.09%
2009	3,518	$23.12	$29.50	$107,829	2.01%	0.60%	27.59%
2008	3,672	$36.95	$23.12	$88,233	1.84%	0.60%	(37.44)%
2007	3,915	$35.35	$36.95	$150,569	1.80%	0.60%	4.53%
2006	4,056	$30.76	$35.35	$147,889	2.66%	0.60%	14.92%
2005	4,303	$29.18	$30.76	$136,162	1.69%	0.60%	5.41%

TIAA-CREF Life Social Choice Sub-Account
2014	440	$43.97	$48.50	$23,251	1.81%	0.60%	10.31%
2013	465	$32.98	$43.97	$22,151	1.64%	0.60%	33.33%
2012	451	$29.10	$32.98	$16,020	1.91%	0.60%	13.33%
2011	476	$29.29	$29.10	$14,675	1.72%	0.60%	(0.65)%
2010	487	$25.40	$29.29	$14,877	1.85%	0.60%	15.32%
2009	521	$19.28	$25.40	$13,691	2.22%	0.60%	31.73%
2008	555	$30.34	$19.28	$11,103	1.35%	0.60%	(36.45)%
2007	594	$29.28	$30.34	$18,828	1.79%	0.60%	3.62%
2006	619	$25.70	$29.28	$18,655	2.25%	0.60%	13.95%
2005	682	$24.13	$25.70	$17,928	1.61%	0.60%	6.47%

TIAA-CREF Life Real Estate Securities Sub-Account
2014	333	$68.82	$87.88	$32,271	1.72%	0.60%	27.70%
2013	324	$67.95	$68.82	$24,504	1.66%	0.60%	1.28%
2012	352	$57.06	$67.95	$25,720	1.90%	0.60%	19.07%
2011	353	$53.79	$57.06	$21,199	1.22%	0.60%	6.08%
2010	366	$41.25	$53.79	$20,662	2.36%	0.60%	30.38%
2009	341	$33.17	$41.25	$14,857	4.13%	0.60%	24.36%
2008	376	$54.07	$33.17	$13,218	4.26%	0.60%	(38.64)%
2007	453	$64.84	$54.07	$26,024	2.76%	0.60%	(16.61)%
2006	681	$48.67	$64.84	$45,401	10.27%	0.60%	33.24%
2005	611	$45.67	$48.67	$30,623	15.47%	0.60%	6.56%

(a)	Does not include expenses of Underlying Fund.
(b)	These amounts represent the dividends, excluding distributions of long-term capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Account invests.
(c)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the Underlying Fund have been excluded.
(d)	These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

Single Premium Immediate Annuities Prospectus	21

For more information about Single Premium Immediate Annuity

How to reach us

TIAA-CREF website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

24 hours a day, 7 days a week

Administrative Office

800 842-2252

8:00 a.m. to 10:00 p.m. ET Monday–Friday

9:00 a.m. to 6:00 p.m. ET Saturday

To learn more about the Contract, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Contract than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI or to request other information about the Contract, please call or write to us at our Administrative Office 800 842-2252.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

Investment Company Act of 1940

Registration File No. 811-08963

A10896

(5/15)

Statement of Additional Information

Single Premium Immediate Variable Annuity Contracts

Funded through

TIAA-CREF Life Separate Account VA-1

and

TIAA-CREF Life Insurance Company

MAY 1, 2015

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2015 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 825-0411. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Legal matters	B-3
Experts	B-4
Additional information	B-4
Financial statements	B-4
Index to financial statements	B-5

Calculating annuity unit values

Separate Annuity Unit values are maintained for Annuity Units payable from each Investment Account under each Income Change Method. The values are calculated as of each Valuation Day. Annuity unit values for an Income Change Method are determined by multiplying each account’s Annuity Unit value at the end of the previous Valuation Day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that Income Change Method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an Income Change Method, and those who start or stop receiving annuity income under that Income Change Method between the two dates.

An Investment Account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous Valuation Day. An Investment Account’s gross investment factor equals A divided by B, as follows:

A equals	i.	the net asset value of the shares in the Fund(s) held by the account as of the end of the Valuation Day, excluding the net effect of Contractholders’ transactions (i.e., Premiums received, benefits paid, and transfers to and from the account) made during that day; plus
	ii.	investment income and capital gains distributed to the account; less
	iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous Valuation Day.
B equals		the value of the shares in the Fund(s) held by the account as of the end of the prior Valuation Day, including the net effect of Contractowners’ transactions made during the prior Valuation Day.

Tax status of the contract

Diversification Requirements. Section 817(h) of the Internal Revenue Code (“IRC”) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The Internal Revenue Service (IRS) has published rulings stating that a variable Contractowner will be considered the owner of separate account assets if the Contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that Contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA- CREF Life Insurance Company (TIAA-CREF Life) reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon the death of a Contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your Beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your Beneficiary or over a period not to exceed your Beneficiary’s life expectancy, as defined in the Code. If your spouse (as defined under Federal law) is the sole Beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the Annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

B-2	Statement of Additional Information ■ Single Premium Immediate Annuities

Statements and reports

You will receive a confirmation statement when you remit your Premium, or make a “transfer” to or from the separate account or among the variable Investment Accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

General matters

Payment to an estate, guardian, trustee, etc.

We reserve the right to pay in one sum the Commuted Value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

Financial support agreement

The Contracts are issued by TIAA-CREF Life. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (“TIAA”).

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any contract owner of TIAA-CREF Life with recourse to TIAA.

Management related service contracts

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account. TIAA-CREF Life, on behalf of the separate account, has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the separate account.

McCamish Systems LLC is located at 6425 Powers Ferry Road Suite 300, Atlanta, GA 30339. For years 2014, 2013, and 2012 TIAA-CREF Life provided total compensation for product administrative services of $12,106,765, $12,281,977, and $6,889,292 for all life insurance and non-qualified annuities product administration. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For years 2014, 2013, and 2012, TIAA-CREF Life paid custody fees of $290,625, $305,206, and $288,019. JP Morgan is located at One Beacon Street, Floor 19, Boston, MA 02108. For years 2014, 2013, and 2012, TIAA-CREF Life provided compensation for trade settlement services of $68,650, $77,644, and $87,944.

State regulation

TIAA-CREF Life and the separate account are subject to regulation by the New York Department of Financial Services (“Department”) as well as by the insurance regulatory authorities of other states and jurisdictions. TIAA-CREF Life and the separate account must file with the Department periodic statements on forms promulgated by the Department. The separate account books and assets are subject to review and examination by the Department and the Department’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Legal matters

All matters of applicable state law pertaining to the Contracts, including TIAA-CREF Life’s right to issue the Contracts, have been passed upon by Meredith Kornreich General Counsel of TIAA-CREF Life.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-3

EXPERTS

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the TIAA-CREF Life Separate Account VA-1. PricewaterhouseCoopers LLP is also the independent auditor of TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

Separate Account Financial Statements

The financial statements of TIAA-CREF Life Separate Account VA-1 as of December 31, 2014 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 100 East Pratt Street, Suite 1900, Baltimore, MD 21202 given on the authority of said firm as experts in auditing and accounting.

TIAA-CREF Life Insurance Company Statutory Basis Financial Statements

The statutory basis financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America Statutory Basis Financial Statements

The statutory basis financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the Contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial statements

Audited financial statements of the separate account and TIAA-CREF Life, and TIAA follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA-CREF Life. They should not be considered as bearing on the ability of TIAA-CREF Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-4	Statement of Additional Information ■ Single Premium Immediate Annuities

Single Premium Immediate Annuities ■ Statement of Additional Information	B-5

Report of independent registered public accounting firm

To the Contractowners of TIAA-CREF Life Separate Account VA-1 and

the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 4 of TIAA-CREF Life Separate Account VA-1 at December 31, 2014, the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of TIAA-CREF Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying investee mutual fund shares at December 31, 2014 by correspondence with the transfer agent of the investee mutual funds, or the investee mutual funds directly, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 27, 2015

B-6	Statement of Additional Information ■ Single Premium Immediate Annuities

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ■ December 31, 2014

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account
ASSETS
Investments, at value	$25,784,280	$129,197,997	$62,474,879	$111,028,161	$78,520,361
Total assets	$25,784,280	$129,197,997	$62,474,879	$111,028,161	$78,520,361

NET ASSETS
Accumulation fund	$25,784,280	$129,197,997	$59,774,092	$103,811,252	$75,744,554
Annuity fund	—	—	2,700,787	7,216,909	2,775,807

Net assets	$25,784,280	$129,197,997	$62,474,879	$111,028,161	$78,520,361

Investments, at cost	$25,831,832	$130,670,433	$43,965,523	$91,000,924	$74,999,498
Shares held in corresponding Funds	2,467,395	5,058,653	2,311,316	2,957,596	4,290,730

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$—	$29.65	$50.34	$27.59
Lifetime Variable Select Annuity	—	37.75	29.67	50.32	27.60

Intelligent Variable Annuity
Band 1	26.21	38.02	29.87	50.68	27.78
Band 2	26.25	38.42	30.19	51.22	28.08
Band 3	26.27	38.69	30.40	51.59	28.27
Band 5	26.19	37.75	29.66	50.33	27.58
Band 6	26.23	38.15	29.97	50.86	27.88
Band 7	26.25	38.42	30.19	51.22	28.08

Statements of operations

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended December 31, 2014

	TIAA-CREF Life Balanced Sub-Account(v)	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account
INVESTMENT INCOME
Dividends	$617,457	$2,765,864	$176,978	$1,048,816	$1,103,619

Expenses
Administrative expenses	9,496	151,390	105,287	185,974	145,964
Mortality and expense risk charges	22,442	339,707	213,620	383,162	297,883
Guaranteed minimum death benefits	5,474	30,750	4,776	8,923	7,012
Total expenses	37,412	521,847	323,683	578,059	450,859
Net investment income (loss)	580,045	2,244,017	(146,705)	470,757	652,760

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	73,214	251,963	3,405,838	4,753,234	2,052,895
Capital gain distributions	4,625	1,065,921	4,809,460	8,718,583	—
Net realized gain (loss)	77,839	1,317,884	8,215,298	13,471,817	2,052,895
Net change in unrealized appreciation (depreciation) on investments	(47,552)	2,121,892	(2,116,874)	(3,275,802)	(9,962,260)
Net realized and unrealized gain (loss) on investments	30,287	3,439,776	6,098,424	10,196,015	(7,909,365)
Net increase (decrease) in net assets from operations	$610,332	$5,683,793	$5,951,719	$10,666,772	$(7,256,605)

(v)	For the period February 19, 2014 (commencement of operations) to December 31, 2014.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-7

Statements of assets and liabilities

TIAA-CREF Life Separate Account VA-1  ■  December 31, 2014

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account
ASSETS
Investments, at value	$66,456,178	$54,804,216	$68,128,958	$49,588,963	$48,708,772
Amounts due from/(to) TIAA	—	225,077	—	12,492	—
Total assets	$66,456,178	$55,029,293	$68,128,958	$49,601,455	$48,708,772

NET ASSETS
Accumulation fund	$63,917,669	$55,029,293	$65,081,364	$47,890,108	$46,818,365
Annuity fund	2,538,509	—	3,047,594	1,711,347	1,890,407

Net assets	$66,456,178	$55,029,293	$68,128,958	$49,601,455	$48,708,772

Investments, at cost	$56,016,456	$54,804,216	$52,284,192	$47,621,008	$36,187,348
Shares held in corresponding Funds	1,805,874	54,804,216	1,859,415	1,477,181	1,259,601

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$73.54	$—	$87.88	$86.00	$48.50
Lifetime Variable Select Annuity	73.56	11.25	87.94	86.05	48.69

Intelligent Variable Annuity
Band 1	74.04	11.34	88.49	86.59	48.82
Band 2	74.83	11.46	89.44	87.51	49.35
Band 3	75.36	11.54	90.07	88.13	49.70
Band 5	73.52	11.26	87.87	85.98	48.48
Band 6	74.30	11.38	88.81	86.89	49.00
Band 7	74.83	11.46	89.44	87.51	49.35

Statements of operations

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended December 31, 2014

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account
INVESTMENT INCOME
Dividends	$1,134,279	$—	$1,014,954	$348,177	$862,134

Expenses
Administrative expenses	107,331	72,365	104,726	88,279	77,663
Mortality and expense risk charges	220,811	162,781	215,042	179,477	162,381
Guaranteed minimum death benefits	8,880	11,831	4,007	2,468	5,837
Total expenses	337,022	246,977	323,775	270,224	245,881
Net investment income (loss)	797,257	(246,977)	691,179	77,953	616,253

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	3,733,853	—	3,830,921	3,253,502	1,996,890
Capital gain distributions	4,112,178	—	935,682	6,347,400	1,222,780
Net realized gain (loss)	7,846,031	—	4,766,603	9,600,902	3,219,670
Net change in unrealized appreciation (depreciation) on investments	(3,381,710)	—	8,862,156	(6,714,700)	746,741
Net realized and unrealized gain (loss) on investments	4,464,321	—	13,628,759	2,886,202	3,966,411
Net increase (decrease) in net assets from operations	$5,261,578	$(246,977)	$14,319,938	$2,964,155	$4,582,664

B-8	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	Credit Suisse Trust- Commodity Return Strategy Portfolio Sub-Account
ASSETS
Investments, at value	$302,900,864	$4,066,987	$7,613,727	$2,837,770	$42,403
Amounts due from/(to) TIAA	—	—	12,308	12,308	—
Total assets	$302,900,864	$4,066,987	$7,626,035	$2,850,078	$42,403

NET ASSETS
Accumulation fund	$288,488,311	$4,066,987	$7,626,035	$2,850,078	$42,403
Annuity fund	14,412,553	—	—	—	—

Net assets	$302,900,864	$4,066,987	$7,626,035	$2,850,078	$42,403

Investments, at cost	$210,018,825	$4,006,898	$7,343,461	$2,951,618	$49,308
Shares held in corresponding Funds	6,667,419	273,503	253,116	126,686	8,123

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$58.92	$—	$—	$—	$—
Lifetime Variable Select Annuity	58.89	—	—	—	—

Intelligent Variable Annuity
Band 1	59.32	21.13	34.36	30.34	20.89
Band 2	59.95	21.36	34.72	30.66	20.93
Band 3	60.38	21.51	34.97	30.88	20.95
Band 5	58.90	20.98	34.12	30.13	20.87
Band 6	59.53	21.21	34.48	30.45	20.90
Band 7	59.95	21.36	34.72	30.66	—

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	Credit Suisse Trust- Commodity Return Strategy Portfolio Sub-Account
INVESTMENT INCOME
Dividends	$5,367,452	$41,667	$12,334	$—	$—

Expenses
Administrative expenses	496,026	4,350	6,264	2,413	60
Mortality and expense risk charges	1,002,522	10,378	13,671	5,933	241
Guaranteed minimum death benefits	15,074	1,945	2,214	716	9
Total expenses	1,513,622	16,673	22,149	9,062	310
Net investment income (loss)	3,853,830	24,994	(9,815)	(9,062)	(310)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	16,470,808	163,381	499,933	(17,695)	1,192
Capital gain distributions	720,695	399,154	455,894	284,309	—
Net realized gain (loss)	17,191,503	562,535	955,827	266,614	1,192
Net change in unrealized appreciation (depreciation) on investments	10,781,394	(314,358)	9,203	(205,360)	(6,934)
Net realized and unrealized gain (loss) on investments	27,972,897	248,177	965,030	61,254	(5,742)
Net increase (decrease) in net assets from operations	$31,826,727	$273,171	$955,215	$52,192	$(6,052)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-9

Statements of assets and liabilities

TIAA-CREF Life Separate Account VA-1  ■  December 31, 2014

	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account
ASSETS
Investments, at value	$49,210,041	$22,925,426	$16,433,055	$8,698,089	$15,458,584
Amounts due from/(to) TIAA	(37,154)	—	8,351	—	—
Total assets	$49,172,887	$22,925,426	$16,441,406	$8,698,089	$15,458,584

NET ASSETS
Accumulation fund	$49,172,887	$22,925,426	$16,441,406	$8,698,089	$15,458,584

Net assets	$49,172,887	$22,925,426	$16,441,406	$8,698,089	$15,458,584

Investments, at cost	$48,919,765	$23,883,862	$15,935,544	$8,791,301	$15,603,132
Shares held in corresponding Funds	4,539,672	2,086,026	408,478	812,146	1,387,665

UNIT VALUE
Intelligent Variable Annuity
Band 1	$15.32	$13.50	$53.71	$26.01	$26.32
Band 2	15.48	13.64	54.29	26.11	26.37
Band 3	15.59	13.74	54.67	26.18	26.40
Band 5	15.21	13.40	53.34	25.94	26.29
Band 6	15.38	13.54	53.90	26.04	26.34
Band 7	15.48	13.64	54.29	26.11	26.37

Statements of operations

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended December 31, 2014

	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account(u)
INVESTMENT INCOME
Dividends	$986,471	$218,982	$67,949	$170,985	$236,542

Expenses
Administrative expenses	45,836	19,140	13,606	5,283	8,513
Mortality and expense risk charges	110,541	44,642	29,796	11,219	15,192
Guaranteed minimum death benefits	17,105	6,400	3,684	2,028	1,413
Total expenses	173,482	70,182	47,086	18,530	25,118
Net investment income (loss)	812,989	148,800	20,863	152,455	211,424

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(4,650)	632,487	1,141,642	(11,169)	42,826
Capital gain distributions	—	—	1,046,641	12,734	60,078
Net realized gain (loss)	(4,650)	632,487	2,188,283	1,565	102,904
Net change in unrealized appreciation (depreciation) on investments	1,265,360	(2,999,843)	(1,504,277)	(40,033)	(144,548)
Net realized and unrealized gain (loss) on investments	1,260,710	(2,367,356)	684,006	(38,468)	(41,644)
Net increase (decrease) in net assets from operations	$2,073,699	$(2,218,556)	$704,869	$113,987	$169,780

(u)	For the period January 3, 2014 (commencement of operations) to December 31, 2014.

B-10	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account
ASSETS
Investments, at value	$4,105,282	$7,587,047	$14,855,703	$10,363,015	$6,748,701
Amounts due from/(to) TIAA	—	—	8,351	—	—
Total assets	$4,105,282	$7,587,047	$14,864,054	$10,363,015	$6,748,701

NET ASSETS
Accumulation fund	$4,105,282	$7,587,047	$14,864,054	$10,363,015	$6,748,701

Net assets	$4,105,282	$7,587,047	$14,864,054	$10,363,015	$6,748,701

Investments, at cost	$4,586,501	$8,301,162	$14,902,100	$10,241,263	$6,865,416
Shares held in corresponding Funds	371,183	646,807	1,459,303	451,154	369,792

UNIT VALUE
Intelligent Variable Annuity
Band 1	$31.05	$30.28	$24.85	$41.31	$40.18
Band 2	31.17	30.40	24.95	41.47	40.34
Band 3	31.26	30.48	25.02	41.58	40.45
Band 5	30.97	30.20	24.79	41.20	40.08
Band 6	31.09	30.32	24.89	41.36	40.24
Band 7	31.17	30.40	24.95	41.47	40.34

	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account
INVESTMENT INCOME
Dividends	$86,818	$302,573	$27,672	$172,837	$51,045

Expenses
Administrative expenses	3,053	5,288	10,083	6,245	4,143
Mortality and expense risk charges	6,402	10,285	22,673	12,713	8,486
Guaranteed minimum death benefits	888	1,171	3,120	1,822	1,300
Total expenses	10,343	16,744	35,876	20,780	13,929
Net investment income (loss)	76,475	285,829	(8,204)	152,057	37,116

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	155,426	179,419	(2,382)	219,771	297,541
Capital gain distributions	86,945	—	8,328	172,528	269,843
Net realized gain (loss)	242,371	179,419	5,946	392,299	567,384
Net change in unrealized appreciation (depreciation) on investments	(606,821)	(1,072,895)	(31,078)	(21,736)	(463,651)
Net realized and unrealized gain (loss) on investments	(364,450)	(893,476)	(25,132)	370,563	103,733
Net increase (decrease) in net assets from operations	$(287,975)	$(607,647)	$(33,336)	$522,620	$140,849

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-11

Statements of assets and liabilities

TIAA-CREF Life Separate Account VA-1  ■  December 31, 2014

	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio—Institutional Shares Sub-Account
ASSETS
Investments, at value	$7,513,134	$2,773,667	$5,851,715	$5,416,905	$2,343,590
Amounts due from/(to) TIAA	—	9,846	12,308	—	—
Total assets	$7,513,134	$2,783,513	$5,864,023	$5,416,905	$2,343,590

NET ASSETS
Accumulation fund	$7,513,134	$2,783,513	$5,864,023	$5,416,905	$2,343,590

Net assets	$7,513,134	$2,783,513	$5,864,023	$5,416,905	$2,343,590

Investments, at cost	$7,489,507	$2,398,271	$6,026,445	$5,412,462	$2,742,617
Shares held in corresponding Funds	455,894	121,068	234,538	134,515	71,978

UNIT VALUE
Intelligent Variable Annuity
Band 1	$25.60	$27.47	$37.94	$57.43	$52.91
Band 2	25.87	27.77	38.34	58.04	53.47
Band 3	26.05	27.96	38.61	58.45	53.85
Band 5	25.42	27.28	37.67	57.02	52.53
Band 6	25.69	27.57	38.07	57.63	53.09
Band 7	25.87	27.77	38.34	58.04	53.47

Statements of operations

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended December 31, 2014

	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio—Institutional Shares Sub-Account
INVESTMENT INCOME
Dividends	$394,678	$55,326	$—	$6,583	$78,353

Expenses
Administrative expenses	7,826	2,683	4,638	4,227	2,667
Mortality and expense risk charges	18,478	5,981	11,669	10,174	6,464
Guaranteed minimum death benefits	2,783	1,119	1,484	1,196	669
Total expenses	29,087	9,783	17,791	15,597	9,800
Net investment income (loss)	365,591	45,543	(17,791)	(9,014)	68,553

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	455,093	221,048	127,738	235,995	31,904
Capital gain distributions	—	12,788	800,527	1,218,809	252,980
Net realized gain (loss)	455,093	233,836	928,265	1,454,804	284,884
Net change in unrealized appreciation (depreciation) on investments	(512,352)	(101,882)	(596,090)	(1,113,358)	(669,303)
Net realized and unrealized gain (loss) on investments	(57,259)	131,954	332,175	341,446	(384,419)
Net increase (decrease) in net assets from operations	$308,332	$177,497	$314,384	$332,432	$(315,866)

B-12	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series— Initial Class Sub-Account
ASSETS
Investments, at value	$9,154,277	$13,781,203	$7,953,279	$11,410,714	$3,398,251
Total assets	$9,154,277	$13,781,203	$7,953,279	$11,410,714	$3,398,251

NET ASSETS
Accumulation fund	$9,154,277	$13,781,203	$7,953,279	$11,410,714	$3,398,251

Net assets	$9,154,277	$13,781,203	$7,953,279	$11,410,714	$3,398,251

Investments, at cost	$8,467,253	$13,855,746	$8,615,745	$10,981,274	$3,203,122
Shares held in corresponding Funds	487,708	553,240	347,608	426,250	173,469

UNIT VALUE
Intelligent Variable Annuity
Band 1	$27.11	$24.94	$23.09	$26.75	$22.98
Band 2	27.40	24.97	23.12	26.78	23.22
Band 3	27.59	24.99	23.14	26.81	23.39
Band 5	26.92	24.92	23.07	26.73	22.82
Band 6	27.21	24.95	23.10	26.76	23.06
Band 7	27.40	24.97	23.12	26.78	23.22

	Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account(w)	Matson Money International Equity VI Portfolio Sub-Account(w)	Matson Money U.S. Equity VI Portfolio Sub- Account(w)	MFS Global Equity Series— Initial Class Sub-Account
INVESTMENT INCOME
Dividends	$123,944	$74,876	$104,013	$40,681	$23,419

Expenses
Administrative expenses	8,898	7,237	3,795	5,469	3,144
Mortality and expense risk charges	21,172	16,488	9,117	12,994	7,298
Guaranteed minimum death benefits	2,977	2,525	1,362	1,946	1,206
Total expenses	33,047	26,250	14,274	20,409	11,648
Net investment income (loss)	90,897	48,626	89,739	20,272	11,771

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	378,096	1,228	(6,965)	25,444	181,889
Capital gain distributions	859,483	—	1,492	—	31,925
Net realized gain (loss)	1,237,579	1,228	(5,473)	25,444	213,814
Net change in unrealized appreciation (depreciation) on investments	(613,566)	(74,543)	(662,466)	429,440	(109,495)
Net realized and unrealized gain (loss) on investments	624,013	(73,315)	(667,939)	454,884	104,319
Net increase (decrease) in net assets from operations	$714,910	$(24,689)	$(578,200)	$475,156	$116,090

(w)	For the period February 20, 2014 (commencement of operations) to December 31, 2014.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-13

Statements of assets and liabilities

TIAA-CREF Life Separate Account VA-1  ■  December 31, 2014

	MFS Growth Series—Initial Class Sub-Account	MFS Investors Growth Stock Series—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
ASSETS
Investments, at value	$1,224,073	$3,909,968	$2,763,092	$2,080,645	$16,184,905
Amounts due from/(to) TIAA	—	11,055	—	—	18,273
Total assets	$1,224,073	$3,921,023	$2,763,092	$2,080,645	$16,203,178

NET ASSETS
Accumulation fund	$1,224,073	$3,921,023	$2,763,092	$2,080,645	$16,203,178

Net assets	$1,224,073	$3,921,023	$2,763,092	$2,080,645	$16,203,178

Investments, at cost	$937,522	$3,507,895	$2,689,340	$1,803,909	$14,512,708
Shares held in corresponding Funds	30,794	243,764	81,363	126,946	905,703

UNIT VALUE
Intelligent Variable Annuity
Band 1	$41.85	$19.31	$51.78	$25.65	$26.46
Band 2	42.30	19.52	52.34	25.93	26.74
Band 3	42.60	19.66	52.71	26.11	26.93
Band 5	41.56	19.18	51.42	25.47	26.27
Band 6	42.00	19.38	51.97	25.75	26.55
Band 7	42.30	19.52	52.34	25.93	26.74

Statements of operations

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended December 31, 2014

	MFS Growth Series—Initial Class Sub-Account	MFS Investors Growth Stock Series—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
INVESTMENT INCOME
Dividends	$1,221	$17,557	$94,645	$12,562	$146,582

Expenses
Administrative expenses	1,164	3,391	3,548	1,624	11,772
Mortality and expense risk charges	2,972	7,969	7,894	3,637	28,155
Guaranteed minimum death benefits	128	1,545	963	463	4,651
Total expenses	4,264	12,905	12,405	5,724	44,578
Net investment income (loss)	(3,043)	4,652	82,240	6,838	102,004

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	38,846	148,905	194,560	72,166	316,353
Capital gain distributions	77,728	188,582	165,981	—	388,286
Net realized gain (loss)	116,574	337,487	360,541	72,166	704,639
Net change in unrealized appreciation (depreciation) on investments	(16,730)	19,140	(80,375)	70,694	739,469
Net realized and unrealized gain (loss) on investments	99,844	356,627	280,166	142,860	1,444,108
Net increase (decrease) in net assets from operations	$96,801	$361,279	$362,406	$149,698	$1,546,112

B-14	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio— Institutional Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account
ASSETS
Investments, at value	$4,774,622	$1,071,702	$5,685,866	$4,922,913	$42,873,105
Amounts due from/(to) TIAA	—	—	9,544	—	—
Total assets	$4,774,622	$1,071,702	$5,695,410	$4,922,913	$42,873,105

NET ASSETS
Accumulation fund	$4,774,622	$1,071,702	$5,695,410	$4,922,913	$42,873,105

Net assets	$4,774,622	$1,071,702	$5,695,410	$4,922,913	$42,873,105

Investments, at cost	$5,174,006	$1,377,207	$6,151,524	$5,458,261	$45,635,874
Shares held in corresponding Funds	456,029	221,426	448,059	411,959	3,346,847

UNIT VALUE
Intelligent Variable Annuity
Band 1	$16.28	$20.36	$24.89	$17.45	$16.68
Band 2	16.45	20.40	24.93	17.64	16.85
Band 3	16.57	20.42	24.96	17.77	16.97
Band 5	16.17	20.34	24.86	17.33	16.56
Band 6	16.34	20.38	24.90	17.52	16.74
Band 7	16.45	20.40	24.93	17.64	16.85

	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio— Institutional Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account
INVESTMENT INCOME
Dividends	$280,124	$5,091	$125,251	$131,325	$599,731

Expenses
Administrative expenses	5,555	862	2,304	4,979	39,087
Mortality and expense risk charges	13,995	1,926	6,050	12,577	93,021
Guaranteed minimum death benefits	1,160	99	797	951	13,091
Total expenses	20,710	2,887	9,151	18,507	145,199
Net investment income (loss)	259,414	2,204	116,100	112,818	454,532

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(107,868)	(56,191)	1,372	(181,309)	(586,132)
Capital gain distributions	—	—	104,196	146,905	—
Net realized gain (loss)	(107,868)	(56,191)	105,568	(34,404)	(586,132)
Net change in unrealized appreciation (depreciation) on investments	(143,821)	(304,206)	(465,658)	11,278	958,057
Net realized and unrealized gain (loss) on investments	(251,689)	(360,397)	(360,090)	(23,126)	371,925
Net increase (decrease) in net assets from operations	$7,725	$(358,193)	$(243,990)	$89,692	$826,457

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-15

Statements of assets and liabilities

TIAA-CREF Life Separate Account VA-1  ■  December 31, 2014

	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account— Class 1 Sub-Account
ASSETS
Investments, at value	$15,672,911	$2,230,096	$9,306,971	$41,323,964	$6,470,878
Total assets	$15,672,911	$2,230,096	$9,306,971	$41,323,964	$6,470,878

NET ASSETS
Accumulation fund	$15,672,911	$2,230,096	$9,306,971	$41,323,964	$6,470,878

Net assets	$15,672,911	$2,230,096	$9,306,971	$41,323,964	$6,470,878

Investments, at cost	$14,417,534	$2,697,640	$7,627,339	$35,407,752	$5,799,488
Shares held in corresponding Funds	729,312	75,596	351,870	1,787,369	106,446

UNIT VALUE
Intelligent Variable Annuity
Band 1	$25.09	$47.13	$37.47	$29.39	$32.34
Band 2	25.36	47.63	37.87	29.70	32.68
Band 3	25.54	47.97	38.14	29.91	32.91
Band 5	24.91	46.79	37.21	29.18	32.11
Band 6	25.18	47.29	37.60	29.49	32.45
Band 7	25.36	47.63	37.87	29.70	32.68

Statements of operations

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended December 31, 2014

	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account— Class 1 Sub-Account
INVESTMENT INCOME
Dividends	$—	$—	$—	$850,461	$31,991

Expenses
Administrative expenses	11,815	2,951	7,060	33,755	6,309
Mortality and expense risk charges	29,340	6,836	16,660	81,803	14,503
Guaranteed minimum death benefits	3,901	1,093	1,923	12,192	2,182
Total expenses	45,056	10,880	25,643	127,750	22,994
Net investment income (loss)	(45,056)	(10,880)	(25,643)	722,711	8,997

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	476,605	(140,594)	550,457	1,470,580	333,957
Capital gain distributions	—	—	—	—	555,871
Net realized gain (loss)	476,605	(140,594)	550,457	1,470,580	889,828
Net change in unrealized appreciation (depreciation) on investments	192,326	(560,937)	95,731	1,777,997	(152,721)
Net realized and unrealized gain (loss) on investments	668,931	(701,531)	646,188	3,248,577	737,107
Net increase (decrease) in net assets from operations	$623,875	$(712,411)	$620,545	$3,971,288	$746,104

B-16	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account
ASSETS
Investments, at value	$616,052	$7,341,098	$77,152	$22,855,304	$12,303,046
Amounts due from/(to) TIAA	—	—	—	(27,593)	8,351
Total assets	$616,052	$7,341,098	$77,152	$22,827,711	$12,311,397

NET ASSETS
Accumulation fund	$616,052	$7,341,098	$77,152	$22,827,711	$12,311,397

Net assets	$616,052	$7,341,098	$77,152	$22,827,711	$12,311,397

Investments, at cost	$637,659	$7,091,408	$77,702	$23,051,937	$13,295,114
Shares held in corresponding Funds	54,182	580,324	2,063	4,683,464	1,327,189

UNIT VALUE
Intelligent Variable Annuity
Band 1	$18.58	$18.10	$—	$25.21	$13.18
Band 2	18.78	18.30	25.20	25.32	13.32
Band 3	18.91	18.43	25.21	25.39	13.41
Band 5	18.45	17.98	—	25.14	13.09
Band 6	18.65	18.17	25.20	25.25	13.22
Band 7	18.78	18.30	—	25.32	13.32

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	T. Rowe Price® Health Sciences Portfolio I Sub-Account(x)	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account
INVESTMENT INCOME
Dividends	$—	$9,216	$—	$243,912	$203,070

Expenses
Administrative expenses	607	7,044	1	19,668	11,231
Mortality and expense risk charges	1,681	17,216	1	47,552	25,513
Guaranteed minimum death benefits	255	2,075	—	7,953	3,181
Total expenses	2,543	26,335	2	75,173	39,925
Net investment income (loss)	(2,543)	(17,119)	(2)	168,739	163,145

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	32,493	400,291	(155)	(54,471)	(45,154)
Capital gain distributions	48,304	849,631	224	—	—
Net realized gain (loss)	80,797	1,249,922	69	(54,471)	(45,154)
Net change in unrealized appreciation (depreciation) on investments	(103,142)	(1,012,373)	(550)	(88,859)	(1,006,374)
Net realized and unrealized gain (loss) on investments	(22,345)	237,549	(481)	(143,330)	(1,051,528)
Net increase (decrease) in net assets from operations	$(24,888)	$220,430	$(483)	$25,409	$(888,383)

(x)	For the period December 17, 2014 (commencement of operations) to December 31, 2014.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-17

Statements of assets and liabilities

TIAA-CREF Life Separate Account VA-1  ■  December 31, 2014

	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF REIT Index Portfolio Sub-Account	Vanguard VIF Small Co Growth Portfolio Sub-Account
ASSETS
Investments, at value	$45,756	$19,095	$113,699	$581,863	$699
Total assets	$45,756	$19,095	$113,699	$581,863	$699

NET ASSETS
Accumulation fund	$45,756	$19,095	$113,699	$581,863	$699

Net assets	$45,756	$19,095	$113,699	$581,863	$699

Investments, at cost	$46,298	$19,343	$114,412	$581,650	$697
Shares held in corresponding Funds	1,685	554	5,056	41,063	29

UNIT VALUE
Intelligent Variable Annuity
Band 1	$—	$25.72	$—	$25.41	$—
Band 2	—	25.72	25.88	25.41	—
Band 3	25.21	25.72	25.88	25.41	26.11
Band 5	—	—	—	—	—
Band 6	25.21	25.72	—	—	—

Statements of operations

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended December 31, 2014

	Vanguard VIF Capital Growth Portfolio Sub-Account(z)	Vanguard VIF Equity Index Portfolio Sub-Account(aa)	Vanguard VIF Mid-Cap Index Portfolio Sub-Account(aa)	Vanguard VIF REIT Index Portfolio Sub-Account(y)	Vanguard VIF Small Co Growth Portfolio Sub-Account(aa)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—

Expenses
Administrative expenses	1	—	2	19	—
Mortality and expense risk charges	3	1	6	29	—
Guaranteed minimum death benefits	1	—	—	—	—
Total expenses	5	1	8	48	—
Net investment income (loss)	(5)	(1)	(8)	(48)	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	—	—	—	—	—
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(542)	(248)	(713)	213	2
Net realized and unrealized gain (loss) on investments	(542)	(248)	(713)	213	2
Net increase (decrease) in net assets from operations	$(547)	$(249)	$(721)	$165	$2

(y)	For the period December 19, 2014 (commencement of operations) to December 31, 2014.
(z)	For the period December 22, 2014 (commencement of operations) to December 31, 2014.
(aa)	For the period December 23, 2014 (commencement of operations) to December 31, 2014.

B-18	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account	VY Clarion Global Real Estate Portfolio—Class I Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account
ASSETS
Investments, at value	$5,333	$10,117,681	$12,586,778	$1,990,913	$722,254
Amounts due from/(to) TIAA	—	—	—	9,846	12,308
Total assets	$5,333	$10,117,681	$12,586,778	$2,000,759	$734,562

NET ASSETS
Accumulation fund	$5,333	$10,117,681	$12,586,778	$2,000,759	$734,562

Net assets	$5,333	$10,117,681	$12,586,778	$2,000,759	$734,562

Investments, at cost	$5,323	$9,531,136	$13,772,229	$1,817,700	$716,305
Shares held in corresponding Funds	442	819,909	432,982	60,367	19,153

UNIT VALUE
Intelligent Variable Annuity
Band 1	$—	$38.38	$52.53	$39.31	$60.12
Band 2	—	38.65	53.09	39.73	60.76
Band 3	—	38.83	53.47	40.01	61.19
Band 5	—	38.20	52.16	39.03	59.70
Band 6	24.95	38.47	52.72	39.45	60.34
Band 7	—	38.65	53.09	39.73	60.76

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account(z)	VY Clarion Global Real Estate Portfolio—Class I Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account
INVESTMENT INCOME
Dividends	$—	$81,996	$179,976	$—	$—

Expenses
Administrative expenses	—	6,872	11,585	1,969	726
Mortality and expense risk charges	—	15,584	27,199	4,695	1,831
Guaranteed minimum death benefits	—	2,499	4,610	643	171
Total expenses	—	24,955	43,394	7,307	2,728
Net investment income (loss)	—	57,041	136,582	(7,307)	(2,728)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	—	115,551	75,813	132,474	26,689
Capital gain distributions	—	—	1,267,267	237,920	81,185
Net realized gain (loss)	—	115,551	1,343,080	370,394	107,874
Net change in unrealized appreciation (depreciation) on investments	10	573,373	(2,105,843)	(307,961)	(78,699)
Net realized and unrealized gain (loss) on investments	10	688,924	(762,763)	62,433	29,175
Net increase (decrease) in net assets from operations	$10	$745,965	$(626,181)	$55,126	$26,447

(z)	For the period December 22, 2014 (commencement of operations) to December 31, 2014.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-19

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ■ December 31, 2014	concluded

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
ASSETS
Investments, at value	$16,457,216
Amounts due from/(to) TIAA	8,351
Total assets	$16,465,567

NET ASSETS
Accumulation fund	$16,465,567

Net assets	$16,465,567

Investments, at cost	$18,481,515
Shares held in corresponding Funds	2,217,954

UNIT VALUE
Intelligent Variable Annuity
Band 1	$14.80
Band 2	14.96
Band 3	15.06
Band 5	14.69
Band 6	14.85
Band 7	14.96

Statements of operations

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended December 31, 2014

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
INVESTMENT INCOME
Dividends	$1,212,817

Expenses
Administrative expenses	13,084
Mortality and expense risk charges	29,343
Guaranteed minimum death benefits	3,890
Total expenses	46,317
Net investment income (loss)	1,166,500

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	65,513
Capital gain distributions	—
Net realized gain (loss)	65,513
Net change in unrealized appreciation (depreciation) on investments	(1,832,691)
Net realized and unrealized gain (loss) on investments	(1,767,178)
Net increase (decrease) in net assets from operations	$(600,678)

B-20	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ■ For the period or year ended

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account		TIAA-CREF Life Growth Equity Sub-Account
	December 31, 2014(c)	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$580,045	$2,244,017	$2,191,127	$(146,705)	$(134,905)
Net realized gain (loss)	77,839	1,317,884	1,405,640	8,215,298	3,059,710
Net change in unrealized appreciation (depreciation) on investments	(47,552)	2,121,892	(5,766,309)	(2,116,874)	13,264,092
Net increase (decrease) in net assets resulting from operations	610,332	5,683,793	(2,169,542)	5,951,719	16,188,897

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	15,703,817	12,348,982	13,088,676	4,039,456	4,266,031
Net contractowner transfers between Sub-Accounts	10,748,851	5,678,262	(109,648)	(1,331,771)	3,043,051
Annuity payments	—	—	—	(352,266)	(250,249)
Withdrawals and death benefits (b)	(1,278,720)	(5,414,565)	(5,030,557)	(4,005,445)	(5,371,635)
Net increase (decrease) in net assets resulting from contractowner transactions	25,173,948	12,612,679	7,948,471	(1,650,026)	1,687,198
Net increase (decrease) in net assets	25,784,280	18,296,472	5,778,929	4,301,693	17,876,095

NET ASSETS
Beginning of period	—	110,901,525	105,122,596	58,173,186	40,297,091
End of period	$25,784,280	$129,197,997	$110,901,525	$62,474,879	$58,173,186

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	3,051,448	2,837,781	2,079,038	2,016,262
Units purchased	612,921	329,179	358,835	126,555	164,553
Units sold/transferred	369,684	2,122	(145,168)	(196,811)	(101,777)
End of period	982,605	3,382,749	3,051,448	2,008,782	2,079,038

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	For the period February 19, 2014 (commencement of operations) to December 31, 2014.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-21

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	TIAA-CREF Life Growth & Income Sub-Account		TIAA-CREF Life International Equity Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$470,757	$501,537	$652,760	$1,540,879
Net realized gain (loss)	13,471,817	12,701,377	2,052,895	(32,567)
Net change in unrealized appreciation (depreciation) on investments	(3,275,802)	11,855,130	(9,962,260)	15,610,970
Net increase (decrease) in net assets resulting from operations	10,666,772	25,058,044	(7,256,605)	17,119,282

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	6,246,289	9,281,700	8,965,845	5,039,461
Net contractowner transfers between Sub-Accounts	(509,831)	3,238,713	(3,724,222)	(161,075)
Annuity payments	(948,235)	(771,554)	(377,551)	(309,700)
Withdrawals and death benefits (b)	(6,700,296)	(6,111,846)	(9,271,529)	(3,967,942)
Net increase (decrease) in net assets resulting from contractowner transactions	(1,912,073)	5,637,013	(4,407,457)	600,744
Net increase (decrease) in net assets	8,754,699	30,695,057	(11,664,062)	17,720,026

NET ASSETS
Beginning of period	102,273,462	71,578,405	90,184,423	72,464,397
End of period	$111,028,161	$102,273,462	$78,520,361	$90,184,423

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,091,819	1,958,967	2,877,937	2,866,911
Units purchased	107,160	207,184	274,268	166,150
Units sold/transferred	(144,796)	(74,332)	(423,107)	(155,124)
End of period	2,054,183	2,091,819	2,729,098	2,877,937

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-22	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Large-Cap Value Sub-Account		TIAA-CREF Life Money Market Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$797,257	$840,166	$(246,977)	$(242,691)
Net realized gain (loss)	7,846,031	6,585,761	—	—
Net change in unrealized appreciation (depreciation) on investments	(3,381,710)	8,092,340	—	—
Net increase (decrease) in net assets resulting from operations	5,261,578	15,518,267	(246,977)	(242,691)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	5,618,700	5,951,898	79,693,641	60,338,509
Net contractowner transfers between Sub-Accounts	(4,080,268)	4,294,177	(68,581,914)	(41,128,767)
Annuity payments	(281,560)	(225,623)	—	—
Withdrawals and death benefits (b)	(4,931,640)	(3,327,246)	(11,865,161)	(13,708,907)
Net increase (decrease) in net assets resulting from contractowner transactions	(3,674,768)	6,693,206	(753,434)	5,500,835
Net increase (decrease) in net assets	1,586,810	22,211,473	(1,000,411)	5,258,144

NET ASSETS
Beginning of period	64,869,368	42,657,895	56,029,704	50,771,560
End of period	$66,456,178	$64,869,368	$55,029,293	$56,029,704

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	915,367	803,348	4,902,687	4,427,254
Units purchased	73,468	92,316	7,045,335	5,293,309
Units sold/transferred	(124,370)	19,703	(7,113,487)	(4,817,876)
End of period	864,465	915,367	4,834,535	4,902,687

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-23

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	TIAA-CREF Life Real Estate Securities Sub-Account		TIAA-CREF Life Small-Cap Equity Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$691,179	$611,334	$77,953	$62,102
Net realized gain (loss)	4,766,603	3,530,069	9,600,902	9,614,314
Net change in unrealized appreciation (depreciation) on investments	8,862,156	(3,595,017)	(6,714,700)	3,425,040
Net increase (decrease) in net assets resulting from operations	14,319,938	546,386	2,964,155	13,101,456

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	5,161,120	5,479,616	2,579,659	3,116,874
Net contractowner transfers between Sub-Accounts	2,581,980	(2,514,168)	(2,006,136)	3,850,490
Annuity payments	(287,711)	(254,878)	(218,343)	(175,678)
Withdrawals and death benefits (b)	(3,604,801)	(4,997,802)	(3,463,858)	(2,023,183)
Net increase (decrease) in net assets resulting from contractowner transactions	3,850,588	(2,287,232)	(3,108,678)	4,768,503
Net increase (decrease) in net assets	18,170,526	(1,740,846)	(144,523)	17,869,959

NET ASSETS
Beginning of period	49,958,432	51,699,278	49,745,978	31,876,019
End of period	$68,128,958	$49,958,432	$49,601,455	$49,745,978

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	692,299	733,230	592,606	528,429
Units purchased	57,387	68,373	28,454	40,956
Units sold/transferred	(12,090)	(109,304)	(66,426)	23,221
End of period	737,596	692,299	554,634	592,606

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Social Choice Equity Sub-Account		TIAA-CREF Life Stock Index Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$616,253	$427,144	$3,853,830	$3,212,416
Net realized gain (loss)	3,219,670	1,317,012	17,191,503	8,334,718
Net change in unrealized appreciation (depreciation) on investments	746,741	8,644,374	10,781,394	53,120,223
Net increase (decrease) in net assets resulting from operations	4,582,664	10,388,530	31,826,727	64,667,357

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	2,688,945	4,478,960	33,876,718	16,278,696
Net contractowner transfers between Sub-Accounts	354,767	2,697,292	2,140,934	1,891,310
Annuity payments	(235,622)	(192,471)	(1,356,856)	(1,007,506)
Withdrawals and death benefits (b)	(2,795,471)	(1,618,870)	(29,235,984)	(12,534,210)
Net increase (decrease) in net assets resulting from contractowner transactions	12,619	5,364,911	5,424,812	4,628,290
Net increase (decrease) in net assets	4,595,283	15,753,441	37,251,539	69,295,647

NET ASSETS
Beginning of period	44,113,489	28,360,048	265,649,325	196,353,678
End of period	$48,708,772	$44,113,489	$302,900,864	$265,649,325

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	959,641	822,260	4,822,181	4,739,584
Units purchased	51,071	108,851	574,060	315,882
Units sold/transferred	(51,023)	28,530	(521,990)	(233,285)
End of period	959,689	959,641	4,874,251	4,822,181

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-25

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	Calamos Growth and Income Portfolio Sub-Account		ClearBridge Variable Aggressive Growth Portfolio-Class I Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$24,994	$25,674	$(9,815)	$474
Net realized gain (loss)	562,535	263,487	955,827	559,240
Net change in unrealized appreciation (depreciation) on investments	(314,358)	252,892	9,203	181,809
Net increase (decrease) in net assets resulting from operations	273,171	542,053	955,215	741,523

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	149,493	44,855	822,306	551,790
Net contractowner transfers between Sub-Accounts	(148,265)	80,589	2,706,515	845,536
Withdrawals and death benefits (b)	(369,589)	(81,529)	(321,686)	9,799
Net increase (decrease) in net assets resulting from contractowner transactions	(368,361)	43,915	3,207,135	1,407,125
Net increase (decrease) in net assets	(95,190)	585,968	4,162,350	2,148,648

NET ASSETS
Beginning of period	4,162,177	3,576,209	3,463,685	1,315,037
End of period	$4,066,987	$4,162,177	$7,626,035	$3,463,685

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	208,027	207,216	119,636	66,960
Units purchased	7,346	3,465	26,218	28,656
Units sold/transferred	(24,431)	(2,654)	73,941	24,020
End of period	190,942	208,027	219,795	119,636

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account		Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013(r)
FROM OPERATIONS
Net investment income (loss)	$(9,062)	$(4,092)	$(310)	$—
Net realized gain (loss)	266,614	373,395	1,192	—
Net change in unrealized appreciation (depreciation) on investments	(205,360)	63,230	(6,934)	29
Net increase (decrease) in net assets resulting from operations	52,192	432,533	(6,052)	29

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,089,916	292,867	8,975	—
Net contractowner transfers between Sub-Accounts	(493,668)	997,682	37,747	2,224
Withdrawals and death benefits (b)	(30,580)	(33,296)	(520)	—
Net increase (decrease) in net assets resulting from contractowner transactions	565,668	1,257,253	46,202	2,224
Net increase (decrease) in net assets	617,860	1,689,786	40,150	2,253

NET ASSETS
Beginning of period	2,232,218	542,432	2,253	—
End of period	$2,850,078	$2,232,218	$42,403	$2,253

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	75,534	26,969	89	—
Units purchased	38,821	12,666	356	—
Units sold/transferred	(21,152)	35,899	1,582	89
End of period	93,203	75,534	2,027	89

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(r)	For the period November 26, 2013 (commencement of operations) to December 31, 2013.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-27

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	Delaware VIP Diversified Income Series—Standard Class Sub-Account		Delaware VIP International Value Equity Series—Standard Class Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$812,989	$649,561	$148,800	$98,365
Net realized gain (loss)	(4,650)	234,250	632,487	200,271
Net change in unrealized appreciation (depreciation) on investments	1,265,360	(1,429,197)	(2,999,843)	1,821,945
Net increase (decrease) in net assets resulting from operations	2,073,699	(545,386)	(2,218,556)	2,120,581

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	6,317,168	8,491,410	6,756,525	3,796,333
Net contractowner transfers between Sub-Accounts	2,287,774	3,346,710	4,823,699	2,098,409
Withdrawals and death benefits (b)	(2,078,608)	(1,223,448)	(1,574,843)	(256,808)
Net increase (decrease) in net assets resulting from contractowner transactions	6,526,334	10,614,672	10,005,381	5,637,934
Net increase (decrease) in net assets	8,600,033	10,069,286	7,786,825	7,758,515

NET ASSETS
Beginning of period	40,572,854	30,503,568	15,138,601	7,380,086
End of period	$49,172,887	$40,572,854	$22,925,426	$15,138,601

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,754,690	2,037,329	1,010,944	602,672
Units purchased	416,762	586,222	456,416	281,222
Units sold/transferred	11,083	131,139	215,188	127,050
End of period	3,182,535	2,754,690	1,682,548	1,010,944

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Delaware VIP Small Cap Value Series—Standard Class Sub-Account		DFA VA Global Bond Portfolio Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$20,863	$27,035	$152,455	$6,452
Net realized gain (loss)	2,188,283	589,343	1,565	27,497
Net change in unrealized appreciation (depreciation) on investments	(1,504,277)	1,733,052	(40,033)	(43,740)
Net increase (decrease) in net assets resulting from operations	704,869	2,349,430	113,987	(9,791)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	6,666,105	1,911,078	5,737,376	1,509,986
Net contractowner transfers between Sub-Accounts	911,238	1,179,735	168,812	894,226
Withdrawals and death benefits (b)	(3,136,661)	(137,722)	(40,970)	(80,770)
Net increase (decrease) in net assets resulting from contractowner transactions	4,440,682	2,953,091	5,865,218	2,323,442
Net increase (decrease) in net assets	5,145,551	5,302,521	5,979,205	2,313,651

NET ASSETS
Beginning of period	11,295,855	5,993,334	2,718,884	405,233
End of period	$16,441,406	$11,295,855	$8,698,089	$2,718,884

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	219,281	154,656	106,769	15,803
Units purchased	124,542	42,924	222,533	59,279
Units sold/transferred	(40,767)	21,701	3,763	31,687
End of period	303,056	219,281	333,065	106,769

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-29

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account
	December 31, 2014(u)	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$211,424	$76,475	$33,984
Net realized gain (loss)	102,904	242,371	100,240
Net change in unrealized appreciation (depreciation) on investments	(144,548)	(606,821)	115,936
Net increase (decrease) in net assets resulting from operations	169,780	(287,975)	250,160

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	14,341,965	2,966,313	782,359
Net contractowner transfers between Sub-Accounts	1,132,553	(377,843)	478,621
Withdrawals and death benefits (b)	(185,714)	(82,770)	(14,070)
Net increase (decrease) in net assets resulting from contractowner transactions	15,288,804	2,505,700	1,246,910
Net increase (decrease) in net assets	15,458,584	2,217,725	1,497,070

NET ASSETS
Beginning of period	—	1,887,557	390,487
End of period	$15,458,584	$4,105,282	$1,887,557

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	56,843	14,890
Units purchased	549,458	87,833	26,761
Units sold/transferred	36,461	(13,022)	15,192
End of period	585,919	131,654	56,843

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(u)	For the period January 3, 2014 (commencent of operations) to December 31, 2014.

B-30	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	DFA VA International Value Portfolio Sub-Account		DFA VA Short-Term Fixed Portfolio Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$285,829	$65,989	$(8,204)	$3,504
Net realized gain (loss)	179,419	16,682	5,946	(180)
Net change in unrealized appreciation (depreciation) on investments	(1,072,895)	346,827	(31,078)	(11,232)
Net increase (decrease) in net assets resulting from operations	(607,647)	429,498	(33,336)	(7,908)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	4,233,727	1,922,476	9,762,723	2,799,099
Net contractowner transfers between Sub-Accounts	754,243	547,421	(507,145)	2,560,569
Withdrawals and death benefits (b)	(69,495)	(40,021)	(213,049)	(161,027)
Net increase (decrease) in net assets resulting from contractowner transactions	4,918,475	2,429,876	9,042,529	5,198,641
Net increase (decrease) in net assets	4,310,828	2,859,374	9,009,193	5,190,733

NET ASSETS
Beginning of period	3,276,219	416,845	5,854,861	664,128
End of period	$7,587,047	$3,276,219	$14,864,054	$5,854,861

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	99,637	15,372	234,205	26,545
Units purchased	128,764	76,916	391,512	112,098
Units sold/transferred	20,940	7,349	(29,954)	95,562
End of period	249,341	99,637	595,763	234,205

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-31

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	DFA VA US Large Value Portfolio Sub-Account		DFA VA US Targeted Value Portfolio Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$152,057	$41,369	$37,116	$15,108
Net realized gain (loss)	392,299	408,618	567,384	138,461
Net change in unrealized appreciation (depreciation) on investments	(21,736)	140,982	(463,651)	338,652
Net increase (decrease) in net assets resulting from operations	522,620	590,969	140,849	492,221

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	6,344,527	1,735,525	4,277,096	1,166,135
Net contractowner transfers between Sub-Accounts	(491,886)	1,452,299	(598,923)	1,079,458
Withdrawals and death benefits (b)	(127,870)	(51,824)	(106,763)	(29,181)
Net increase (decrease) in net assets resulting from contractowner transactions	5,724,771	3,136,000	3,571,410	2,216,412
Net increase (decrease) in net assets	6,247,391	3,726,969	3,712,259	2,708,633

NET ASSETS
Beginning of period	4,115,624	388,655	3,036,442	327,809
End of period	$10,363,015	$4,115,624	$6,748,701	$3,036,442

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	107,843	14,290	77,751	12,097
Units purchased	161,266	57,152	108,827	34,834
Units sold/transferred	(19,389)	36,401	(19,360)	30,820
End of period	249,720	107,843	167,218	77,751

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Franklin Income VIP Fund—Class 1 Sub-Account		Franklin Mutual Shares VIP Fund—Class 1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$365,591	$336,335	$45,543	$37,880
Net realized gain (loss)	455,093	161,003	233,836	113,598
Net change in unrealized appreciation (depreciation) on investments	(512,352)	279,910	(101,882)	329,260
Net increase (decrease) in net assets resulting from operations	$308,332	777,248	177,497	480,738

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,211,345	783,316	125,712	233,245
Net contractowner transfers between Sub-Accounts	(1,014,332)	1,114,180	279,138	151,341
Withdrawals and death benefits (b)	(538,984)	(303,772)	(262,900)	(95,793)
Net increase (decrease) in net assets resulting from contractowner transactions	(341,971)	1,593,724	141,950	288,793
Net increase (decrease) in net assets	(33,639)	2,370,972	319,447	769,531

NET ASSETS
Beginning of period	7,546,773	5,175,801	2,464,066	1,694,535
End of period	$7,513,134	$7,546,773	$2,783,513	$2,464,066

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	305,311	238,397	95,089	83,793
Units purchased	46,560	36,397	4,946	9,877
Units sold/transferred	(60,818)	30,517	373	1,419
End of period	291,053	305,311	100,408	95,089

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-33

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account		Janus Aspen Forty Portfolio—Institutional Shares Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$(17,791)	$(7,579)	$(9,014)	$12,370
Net realized gain (loss)	928,265	219,455	1,454,804	331,688
Net change in unrealized appreciation (depreciation) on investments	(596,090)	428,358	(1,113,358)	714,586
Net increase (decrease) in net assets resulting from operations	314,384	640,234	332,432	1,058,644

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,823,401	817,659	145,720	175,895
Net contractowner transfers between Sub-Accounts	548,868	533,584	1,027,766	(566,170)
Withdrawals and death benefits (b)	(184,640)	(97,298)	(386,297)	(225,030)
Net increase (decrease) in net assets resulting from contractowner transactions	2,187,629	1,253,945	787,189	(615,305)
Net increase (decrease) in net assets	2,502,013	1,894,179	1,119,621	443,339

NET ASSETS
Beginning of period	3,362,010	1,467,831	4,297,284	3,853,945
End of period	$5,864,023	$3,362,010	$5,416,905	$4,297,284

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	94,344	56,860	80,344	94,189
Units purchased	50,109	25,807	2,691	4,804
Units sold/transferred	8,874	11,677	10,354	(18,649)
End of period	153,327	94,344	93,389	80,344

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account		Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$68,553	$71,873	$90,897	$66,350
Net realized gain (loss)	284,884	(537,981)	1,237,579	481,378
Net change in unrealized appreciation (depreciation) on investments	(669,303)	856,233	(613,566)	1,176,547
Net increase (decrease) in net assets resulting from operations	(315,866)	390,125	714,910	1,724,275

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	43,734	125,649	385,081	380,142
Net contractowner transfers between Sub-Accounts	(66,118)	(1,112,047)	(115,035)	151,871
Withdrawals and death benefits (b)	(222,762)	(123,955)	(423,744)	(352,577)
Net increase (decrease) in net assets resulting from contractowner transactions	(245,146)	(1,110,353)	(153,698)	179,436
Net increase (decrease) in net assets	(561,012)	(720,228)	561,212	1,903,711

NET ASSETS
Beginning of period	2,904,602	3,624,830	8,593,065	6,689,354
End of period	$2,343,590	$2,904,602	$9,154,277	$8,593,065

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	47,774	68,033	340,435	333,091
Units purchased	750	2,224	14,601	18,219
Units sold/transferred	(4,651)	(22,483)	(20,489)	(10,875)
End of period	43,873	47,774	334,547	340,435

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-35

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account	Matson Money U.S. Equity VI Portfolio Sub-Account
	December 31, 2014(w)	December 31, 2014(w)	December 31, 2014(w)
FROM OPERATIONS
Net investment income (loss)	$48,626	$89,739	$20,272
Net realized gain (loss)	1,228	(5,473)	25,444
Net change in unrealized appreciation (depreciation) on investments	(74,543)	(662,466)	429,440
Net increase (decrease) in net assets resulting from operations	(24,689)	(578,200)	475,156

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	6,347,190	4,023,737	5,484,245
Net contractowner transfers between Sub-Accounts	7,698,917	4,586,777	5,576,245
Withdrawals and death benefits (b)	(240,215)	(79,035)	(124,932)
Net increase (decrease) in net assets resulting from contractowner transactions	13,805,892	8,531,479	10,935,558
Net increase (decrease) in net assets	13,781,203	7,953,279	11,410,714

NET ASSETS
Beginning of period	—	—	—
End of period	$13,781,203	$7,953,279	$11,410,714

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	—	—
Units purchased	253,936	161,382	211,799
Units sold/transferred	298,093	182,776	214,361
End of period	552,029	344,158	426,160

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(w)	For the period February 20, 2014 (commencement of operations) to December 31, 2014.

B-36	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	MFS Global Equity Series—Initial Class Sub-Account		MFS Growth Series—Initial Class Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$11,771	$10,496	$(3,043)	$5,991
Net realized gain (loss)	213,814	283,952	116,574	39,555
Net change in unrealized appreciation (depreciation) on investments	(109,495)	180,643	(16,730)	270,287
Net increase (decrease) in net assets resulting from operations	116,090	475,091	96,801	315,833

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	272,210	476,094	19,658	21,520
Net contractowner transfers between Sub-Accounts	257,886	639,903	(35,577)	6,831
Withdrawals and death benefits (b)	(73,812)	(39,261)	(10,610)	(6,278)
Net increase (decrease) in net assets resulting from contractowner transactions	456,284	1,076,736	(26,529)	22,073
Net increase (decrease) in net assets	572,374	1,551,827	70,272	337,906

NET ASSETS
Beginning of period	2,825,877	1,274,050	1,153,801	815,895
End of period	$3,398,251	$2,825,877	$1,224,073	$1,153,801

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	126,156	72,423	29,651	28,587
Units purchased	12,190	23,601	495	696
Units sold/transferred	8,217	30,132	(1,175)	368
End of period	146,563	126,156	28,971	29,651

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-37

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	MFS Investors Growth Stock Series—Initial Class Sub-Account		MFS Utilities Series—Initial Class Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$4,652	$93,476	$82,240	$57,709
Net realized gain (loss)	337,487	164,069	360,541	99,699
Net change in unrealized appreciation (depreciation) on investments	19,140	322,388	(80,375)	114,687
Net increase (decrease) in net assets resulting from operations	361,279	579,933	362,406	272,095

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	203,208	840,967	169,730	218,553
Net contractowner transfers between Sub-Accounts	23,012	928,764	211,279	638,514
Withdrawals and death benefits (b)	(72,097)	(34,676)	(208,859)	(32,017)
Net increase (decrease) in net assets resulting from contractowner transactions	154,123	1,735,055	172,150	825,050
Net increase (decrease) in net assets	515,402	2,314,988	534,556	1,097,145

NET ASSETS
Beginning of period	3,405,621	1,090,633	2,228,536	1,131,391
End of period	$3,921,023	$3,405,621	$2,763,092	$2,228,536

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	194,184	80,803	47,908	29,238
Units purchased	11,987	56,425	3,412	5,047
Units sold/transferred	(5,016)	56,956	1,621	13,623
End of period	201,155	194,184	52,941	47,908

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account		Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$6,838	$7,052	$102,004	$52,943
Net realized gain (loss)	72,166	75,915	704,639	51,065
Net change in unrealized appreciation (depreciation) on investments	70,694	156,382	739,469	1,403,853
Net increase (decrease) in net assets resulting from operations	149,698	239,349	1,546,112	1,507,861

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	164,296	152,605	4,436,115	2,290,328
Net contractowner transfers between Sub-Accounts	437,228	332,475	2,276,728	1,586,038
Withdrawals and death benefits (b)	(27,642)	(21,359)	(460,026)	(174,065)
Net increase (decrease) in net assets resulting from contractowner transactions	573,882	463,721	6,252,817	3,702,301
Net increase (decrease) in net assets	723,580	703,070	7,798,929	5,210,162

NET ASSETS
Beginning of period	1,357,065	653,995	8,404,249	3,194,087
End of period	$2,080,645	$1,357,065	$16,203,178	$8,404,249

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	57,300	36,176	357,078	185,342
Units purchased	6,938	7,464	179,579	108,575
Units sold/transferred	15,956	13,660	70,708	63,161
End of period	80,194	57,300	607,365	357,078

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-39

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account		PIMCO VIT Commodity Real Return Strategy Portfolio— Institutional Class Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013 (s)
FROM OPERATIONS
Net investment income (loss)	$259,414	$344,092	$2,204	$(21)
Net realized gain (loss)	(107,868)	102,285	(56,191)	12
Net change in unrealized appreciation (depreciation) on investments	(143,821)	(491,644)	(304,206)	(1,299)
Net increase (decrease) in net assets resulting from operations	7,725	(45,267)	(358,193)	(1,308)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	686,941	1,073,455	1,168,655	112,854
Net contractowner transfers between Sub-Accounts	(1,866,884)	(3,130,416)	146,458	33,024
Withdrawals and death benefits (b)	(221,400)	(833,297)	(29,794)	6
Net increase (decrease) in net assets resulting from contractowner transactions	(1,401,343)	(2,890,258)	1,285,319	145,884
Net increase (decrease) in net assets	(1,393,618)	(2,935,525)	927,126	144,576

NET ASSETS
Beginning of period	6,168,240	9,103,765	144,576	—
End of period	$4,774,622	$6,168,240	$1,071,702	$144,576

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	376,295	555,015	5,767	—
Units purchased	40,580	66,350	43,639	4,463
Units sold/transferred	(126,190)	(245,070)	3,121	1,304
End of period	290,685	376,295	52,527	5,767

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(s)	For the period November 20, 2013 (commencement of operations) to December 31, 2013.

B-40	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account		PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	December 31, 2014	December 31, 2013 (t)	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$116,100	$5	$112,818	$41,356
Net realized gain (loss)	105,568	41	(34,404)	(114,978)
Net change in unrealized appreciation (depreciation) on investments	(465,658)	—	11,278	(390,135)
Net increase (decrease) in net assets resulting from operations	(243,990)	46	89,692	(463,757)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	3,366,497	—	283,062	407,730
Net contractowner transfers between Sub-Accounts	2,613,414	(46)	93,507	(622,335)
Withdrawals and death benefits (b)	(40,511)	—	(223,101)	(168,029)
Net increase (decrease) in net assets resulting from contractowner transactions	5,939,400	(46)	153,468	(382,634)
Net increase (decrease) in net assets	5,695,410	—	243,160	(846,391)

NET ASSETS
Beginning of period	—	—	4,679,753	5,526,144
End of period	$5,695,410	$—	$4,922,913	$4,679,753

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	—	271,234	292,623
Units purchased	129,248	—	15,993	22,679
Units sold/transferred	99,345	—	(7,769)	(44,068)
End of period	228,593	—	279,458	271,234

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(t)	For the period December 9, 2013 (commencement of operations) to December 31, 2013.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-41

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		Prudential Series Fund-Jennison 20/20 Focus Portfolio—Class II Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$454,532	$533,351	$(45,056)	$(17,770)
Net realized gain (loss)	(586,132)	225,641	476,605	263,215
Net change in unrealized appreciation (depreciation) on investments	958,057	(4,067,976)	192,326	934,694
Net increase (decrease) in net assets resulting from operations	826,457	(3,308,984)	623,875	1,180,139

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	6,935,092	5,682,268	5,046,248	2,095,166
Net contractowner transfers between Sub-Accounts	3,047,366	(2,041,920)	2,450,875	1,028,532
Withdrawals and death benefits (b)	(1,515,432)	(1,118,263)	(192,263)	(86,859)
Net increase (decrease) in net assets resulting from contractowner transactions	8,467,026	2,522,085	7,304,860	3,036,839
Net increase (decrease) in net assets	9,293,483	(786,899)	7,928,735	4,216,978

NET ASSETS
Beginning of period	33,579,622	34,366,521	7,744,176	3,527,198
End of period	$42,873,105	$33,579,622	$15,672,911	$7,744,176

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,053,132	1,903,265	325,194	190,912
Units purchased	410,426	346,992	205,669	96,641
Units sold/transferred	85,097	(197,125)	88,760	37,641
End of period	2,548,655	2,053,132	619,623	325,194

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-42	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account		Prudential Series Fund—Value Portfolio—Class II Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$(10,880)	$(11,186)	$(25,643)	$(22,161)
Net realized gain (loss)	(140,594)	(508,950)	550,457	594,358
Net change in unrealized appreciation (depreciation) on investments	(560,937)	777,350	95,731	991,716
Net increase (decrease) in net assets resulting from operations	(712,411)	257,214	620,545	1,563,913

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	157,399	101,653	238,004	231,541
Net contractowner transfers between Sub-Accounts	422,704	(554,468)	2,731,565	(570,413)
Withdrawals and death benefits (b)	(422,438)	(174,637)	(408,107)	(139,142)
Net increase (decrease) in net assets resulting from contractowner transactions	157,665	(627,452)	2,561,462	(478,014)
Net increase (decrease) in net assets	(554,746)	(370,238)	3,182,007	1,085,899

NET ASSETS
Beginning of period	2,784,842	3,155,080	6,124,964	5,039,065
End of period	$2,230,096	$2,784,842	$9,306,971	$6,124,964

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	46,805	57,990	177,074	192,437
Units purchased	2,797	2,133	6,644	10,242
Units sold/transferred	(2,692)	(13,318)	61,799	(25,605)
End of period	46,910	46,805	245,517	177,074

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-43

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	PVC Equity Income Account—Class 1 Sub-Account		PVC MidCap Account—Class 1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$722,711	$556,833	$8,997	$64,781
Net realized gain (loss)	1,470,580	1,261,890	889,828	732,039
Net change in unrealized appreciation (depreciation) on investments	1,777,997	2,758,509	(152,721)	578,783
Net increase (decrease) in net assets resulting from operations	3,971,288	4,577,232	746,104	1,375,603

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	8,162,504	4,922,119	196,584	1,237,314
Net contractowner transfers between Sub-Accounts	3,964,048	3,180,162	(659,119)	1,028,049
Withdrawals and death benefits (b)	(1,473,063)	(531,419)	(275,749)	(103,948)
Net increase (decrease) in net assets resulting from contractowner transactions	10,653,489	7,570,862	(738,284)	2,161,415
Net increase (decrease) in net assets	14,624,777	12,148,094	7,820	3,537,018

NET ASSETS
Beginning of period	26,699,187	14,551,093	6,463,058	2,926,040
End of period	$41,323,964	$26,699,187	$6,470,878	$6,463,058

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,012,147	699,901	222,838	134,671
Units purchased	294,522	213,015	6,616	52,771
Units sold/transferred	87,708	99,231	(31,263)	35,396
End of period	1,394,377	1,012,147	198,191	222,838

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-44	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$(2,543)	$139	$(17,119)	$42,560
Net realized gain (loss)	80,797	74,928	1,249,922	694,926
Net change in unrealized appreciation (depreciation) on investments	(103,142)	47,882	(1,012,373)	911,681
Net increase (decrease) in net assets resulting from operations	(24,888)	122,949	220,430	1,649,167

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	14,862	22,108	654,800	766,709
Net contractowner transfers between Sub-Accounts	52,005	(457,339)	(180,208)	(147,956)
Withdrawals and death benefits (b)	(28,812)	(1,349)	(230,634)	(196,899)
Net increase (decrease) in net assets resulting from contractowner transactions	38,055	(436,580)	243,958	421,854
Net increase (decrease) in net assets	13,167	(313,631)	464,388	2,071,021

NET ASSETS
Beginning of period	602,885	916,516	6,876,710	4,805,689
End of period	$616,052	$602,885	$7,341,098	$6,876,710

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	30,977	56,539	387,259	363,571
Units purchased	804	1,301	38,047	50,580
Units sold/transferred	1,206	(26,863)	(23,474)	(26,892)
End of period	32,987	30,977	401,832	387,259

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-45

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
	December 31, 2014 (x)	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$(2)	$168,739	$116,858
Net realized gain (loss)	69	(54,471)	(52,385)
Net change in unrealized appreciation (depreciation) on investments	(550)	(88,859)	(88,182)
Net increase (decrease) in net assets resulting from operations	(483)	25,409	(23,709)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	8,282	5,238,069	6,840,076
Net contractowner transfers between Sub-Accounts	69,353	3,521,580	4,020,687
Withdrawals and death benefits (b)	—	(1,410,861)	(947,933)
Net increase (decrease) in net assets resulting from contractowner transactions	77,635	7,348,788	9,912,830
Net increase (decrease) in net assets	77,152	7,374,197	9,889,121

NET ASSETS
Beginning of period	—	15,453,514	5,564,393
End of period	$77,152	$22,827,711	$15,453,514

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	612,508	219,984
Units purchased	330	207,223	334,081
Units sold/transferred	2,731	82,866	58,443
End of period	3,061	902,597	612,508

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(x)	For the period December 17, 2014 (commencement of operations) to December 31, 2014.

B-46	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Templeton Developing Markets VIP Fund—Class 1 Sub-Account		Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014 (z)	December 31, 2014 (aa)
FROM OPERATIONS
Net investment income (loss)	$163,145	$127,440	$(5)	$(1)
Net realized gain (loss)	(45,154)	12,588	—	—
Net change in unrealized appreciation (depreciation) on investments	(1,006,374)	(179,390)	(542)	(248)
Net increase (decrease) in net assets resulting from operations	(888,383)	(39,362)	(547)	(249)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	5,825,269	1,729,138	—	—
Net contractowner transfers between Sub-Accounts	7,980	1,033,848	46,303	19,344
Withdrawals and death benefits (b)	(1,854,631)	(229,518)	—	—
Net increase (decrease) in net assets resulting from contractowner transactions	3,978,618	2,533,468	46,303	19,344
Net increase (decrease) in net assets	3,090,235	2,494,106	45,756	19,095

NET ASSETS
Beginning of period	9,221,162	6,727,056	—	—
End of period	$12,311,397	$9,221,162	$45,756	$19,095

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	633,726	457,345	—	—
Units purchased	407,550	122,432	—	—
Units sold/transferred	(115,038)	53,949	1,815	742
End of period	926,238	633,726	1,815	742

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(z)	For the period December 22, 2014 (commencement of operations) to December 31, 2014.
(aa)	For the period December 23, 2014 (commencement of operations) to December 31, 2014.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-47

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF REIT Index Portfolio Sub-Account	Vanguard VIF Small Co Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account
	December 31, 2014(aa)	December 31, 2014(y)	December 31, 2014(aa)	December 31, 2014(z)
FROM OPERATIONS
Net investment income (loss)	$(8)	$(48)	$—	$—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(713)	213	2	10
Net increase (decrease) in net assets resulting from operations	(721)	165	2	10

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	—	—	—	—
Net contractowner transfers between Sub-Accounts	114,325	581,715	697	5,323
Withdrawals and death benefits (b)	95	(17)	—	—
Net increase (decrease) in net assets resulting from contractowner transactions	114,420	581,698	697	5,323
Net increase (decrease) in net assets	113,699	581,863	699	5,333

NET ASSETS
Beginning of period	—	—	—	—
End of period	$113,699	$581,863	$699	$5,333

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	—	—	—
Units purchased	—	—	—	—
Units sold/transferred	4,393	22,900	27	214
End of period	4,393	22,900	27	214

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(y)	For the period December 19, 2014 (commencement of operations) to December 31, 2014.
(z)	For the period December 22, 2014 (commencement of operations) to December 31, 2014.
(aa)	For the period December 23, 2014 (commencement of operations) to December 31, 2014.

B-48	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	VY Clarion Global Real Estate Portfolio—Class I Sub-Account		Wanger International Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$57,041	$207,989	$136,582	$170,373
Net realized gain (loss)	115,551	171,431	1,343,080	483,621
Net change in unrealized appreciation (depreciation) on investments	573,373	(264,183)	(2,105,843)	806,066
Net increase (decrease) in net assets resulting from operations	745,965	115,237	(626,181)	1,460,060

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,744,676	1,163,919	2,371,700	1,772,585
Net contractowner transfers between Sub-Accounts	3,246,015	1,260,235	1,961,089	695,538
Withdrawals and death benefits (b)	(235,885)	(359,528)	(528,960)	(365,085)
Net increase (decrease) in net assets resulting from contractowner transactions	4,754,806	2,064,626	3,803,829	2,103,038
Net increase (decrease) in net assets	5,500,771	2,179,863	3,177,648	3,563,098

NET ASSETS
Beginning of period	4,616,910	2,437,047	9,409,130	5,846,032
End of period	$10,117,681	$4,616,910	$12,586,778	$9,409,130

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	135,899	74,302	169,103	128,085
Units purchased	47,608	35,589	42,943	35,561
Units sold/transferred	78,258	26,008	25,397	5,457
End of period	261,765	135,899	237,443	169,103

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-49

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ■  For the period or year ended

	Wanger Select Sub-Account		Wanger USA Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$(7,307)	$(1,538)	$(2,728)	$(1,363)
Net realized gain (loss)	370,394	164,270	107,874	159,596
Net change in unrealized appreciation (depreciation) on investments	(307,961)	379,915	(78,699)	72,999
Net increase (decrease) in net assets resulting from operations	55,126	542,647	26,447	231,232

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	163,358	78,814	125,848	157,743
Net contractowner transfers between Sub-Accounts	(81,236)	(260,537)	(209,370)	(495,150)
Withdrawals and death benefits (b)	(109,418)	(69,722)	(13,049)	2,116
Net increase (decrease) in net assets resulting from contractowner transactions	(27,296)	(251,445)	(96,571)	(335,291)
Net increase (decrease) in net assets	27,830	291,202	(70,124)	(104,059)

NET ASSETS
Beginning of period	1,972,929	1,681,727	804,686	908,745
End of period	$2,000,759	$1,972,929	$734,562	$804,686

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	51,125	58,442	13,836	20,780
Units purchased	4,507	2,557	2,380	2,999
Units sold/transferred	(5,189)	(9,874)	(4,085)	(9,943)
End of period	50,443	51,125	12,131	13,836

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-50	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

concluded

	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$1,166,500	$436,179
Net realized gain (loss)	65,513	183,375
Net change in unrealized appreciation (depreciation) on investments	(1,832,691)	(273,154)
Net increase (decrease) in net assets resulting from operations	(600,678)	346,400

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	4,575,884	1,853,488
Net contractowner transfers between Sub-Accounts	4,732,863	930,367
Withdrawals and death benefits (b)	(251,927)	(347,507)
Net increase (decrease) in net assets resulting from contractowner transactions	9,056,820	2,436,348
Net increase (decrease) in net assets	8,456,142	2,782,748

NET ASSETS
Beginning of period	8,009,425	5,226,677
End of period	$16,465,567	$8,009,425

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	527,508	364,657
Units purchased	295,843	130,768
Units sold/transferred	278,234	32,083
End of period	1,101,585	527,508

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-51

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of three different variable annuity contracts: the Personal Annuity Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (the “Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser. The Original Contract currently offers 8 investment Sub-Account options, the Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offers 68 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account.

On November 1, 2007, the Intelligent VA was launched as an additional variable annuity contract funded through the Separate Account. Intelligent VA allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the funds based upon their relative daily net asset values. Annuitants bear no mortality risk under their contracts.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table with four year setbacks. The Annuity 2000 Mortality Table is used for determining the minimum standard of valuation for any individual annuity or pure endowment contract issued after April 1, 1998. The mortality risk is fully borne by TIAA-CREF Life and may result in additional amounts being transferred into the variable annuity account by TIAA-CREF Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to TIAA-CREF Life.

The following Sub-Accounts were added to the Separate Account:

Sub-Account	Inception Date	Commencement Date
TIAA-CREF Life Balanced	February 14, 2014	February 19, 2014
John Hancock Emerging Markets Value Trust	December 12, 2014	—
Matson Money Fixed Income VI Portfolio	February 18, 2014	February 20, 2014
Matson Money International Equity VI Portfolio	February 18, 2014	February 20, 2014
Matson Money U.S. Equity VI Portfolio	February 18, 2014	February 20, 2014
T. Rowe Price® Health Sciences Portfolio I	December 12, 2014	December 17, 2014
Vanguard VIF Capital Growth Portfolio	December 12, 2014	December 22, 2014
Vanguard VIF Equity Index Portfolio	December 12, 2014	December 23, 2014
Vanguard VIF High Yield Bond Portfolio	December 12, 2014	—
Vanguard VIF Mid-Cap Index Portfolio	December 12, 2014	December 23, 2014
Vanguard VIF REIT Index Portfolio	December 12, 2014	December 19, 2014
Vanguard VIF Small Co Growth Portfolio	December 12, 2014	December 23, 2014
Vanguard VIF Total Bond Market Index Portfolio	December 12, 2014	December 22, 2014

Effective May 1, 2014, Franklin Income Securities Fund – Class 1 changed its name to Franklin Income VIP Fund – Class 1, Mutual Shares Securities Fund – Class 1 changed its name to Franklin Mutual Shares VIP Fund – Class 1, Franklin Small–Mid Cap Growth Securities Fund – Class 1 changed its name to Franklin Small-Mid Cap Growth VIP Fund – Class 1, Templeton Developing Markets Securities Fund – Class 1 changed its name to Templeton Developing Markets VIP Fund – Class 1, ING Clarion Global Real Estate Portfolio – Class 1 changed its name to VY Clarion Global Real Estate Portfolio – Class 1.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

B-52	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VA-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

New accounting pronouncement: In June 2013, the FASB issued Accounting Standard Update No. 2013-08 Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (the “Update”). The Update modifies the criteria used in determining an investment company under U.S. GAAP and establishes certain measurement and disclosure requirements. The Update establishes that an entity regulated under the 1940 Act is automatically an investment company under U.S. GAAP. The Update is effective for interim and annual reporting periods beginning after December 15, 2013. The Separate Account adopted the Update for this annual report. The adoption of the Update did not have a material impact on the Separate Account’s financial statements and notes disclosures.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Transfers between levels are recognized at the end of the reporting period. For the year ending December 31, 2014, there were no transfers between levels by the Sub-Accounts.

As of December 31, 2014, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The following are the current administrative expense charges for the contracts:

Administrative expense

(as a percentage of average account value)

	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select
Maximum contractual fee	0.30%	0.20%	0.20%
Current fee	0.10%	0.20%	0.20%

Single Premium Immediate Annuities ■ Statement of Additional Information	B-53

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life imposes a daily charge that is deducted from the net assets of the Sub-Accounts for bearing certain mortality and expense risks in connection with the contracts. The following are the mortality and expense risk charges for the contracts:

Mortality and expense risk charges

(as a percentage of average account value)

	Personal Annuity Select	Lifetime Variable Select
Maximum contractual fee	1.00%	1.00%
Current fee	0.40%	0.40%

Intelligent Variable Annuity

	Maximum contractual fee	Current fee
If accumulation value is less than $100,000	0.40%	0.40%
If accumulation value is between $100,000-$500,000	0.25%	0.25%
If accumulation value is greater than $500,000	0.15%	0.15%
After the first 10 contract years	0.00%	0.00%

There are other daily, monthly, and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses include as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select
Maximum annual contract fees (waived for accumulation values > $25,000)	$25	$0	$25
Optional guaranteed minimum death benefit charge	0.10%	None	None
Premium taxes (a)	1.00% to 3.50%	1.00% to 3.50%	1.00% to 3.50%
Maximum transfer fee	$0	$0	$25

(a)	Only applicable in certain states.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. The contracts are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA. Services may also enter into selling agreements with third parties to distribute the contracts.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2014 were as follows:

Sub-Account	Purchases	Sales
TIAA-CREF Life Balanced	$29,575,645	$3,817,027
TIAA-CREF Life Bond	32,770,700	16,848,082
TIAA-CREF Life Growth Equity	11,538,864	8,526,135
TIAA-CREF Life Growth & Income	23,356,810	16,079,542
TIAA-CREF Life International Equity	14,638,610	18,393,307
TIAA-CREF Life Large-Cap Value	17,366,442	16,131,775
TIAA-CREF Life Money Market	79,839,542	81,065,030
TIAA-CREF Life Real Estate Securities	16,671,906	11,194,458
TIAA-CREF Life Small-Cap Equity	12,281,644	8,977,460
TIAA-CREF Life Social Choice Equity	7,699,877	5,848,225
TIAA-CREF Life Stock Index	53,639,616	43,640,279
Calamos Growth and Income Portfolio	1,500,854	1,445,067
ClearBridge Variable Aggressive Growth Portfolio-Class I	7,149,684	3,508,777
ClearBridge Variable Small Cap Growth Portfolio-Class I	2,331,496	1,502,889
Credit Suisse Trust-Commodity Return Strategy Portfolio	272,881	226,988
Delaware VIP Diversified Income Series-Standard Class	15,165,164	7,788,687
Delaware VIP International Value Equity Series-Standard Class	13,695,927	3,541,746
Delaware VIP Small Cap Value Series-Standard Class	11,175,496	5,675,660

B-54	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Sub-Account	Purchases	Sales
DFA VA Global Bond Portfolio	$8,847,188	$2,816,780
DFA VA Global Moderate Allocation Portfolio	17,013,523	1,453,216
DFA VA International Small Portfolio	4,368,661	1,699,541
DFA VA International Value Portfolio	6,740,592	1,536,288
DFA VA Short-Term Fixed Portfolio	15,098,789	6,064,487
DFA VA US Large Value Portfolio	10,251,910	4,202,555
DFA VA US Targeted Value Portfolio	6,137,763	2,259,393
Franklin Income VIP Fund-Class 1	4,296,053	4,272,433
Franklin Mutual Shares VIP Fund-Class 1	1,215,165	1,024,730
Franklin Small-Mid Cap Growth VIP Fund-Class 1	4,816,965	1,858,909
Janus Aspen Forty Portfolio-Institutional Shares	3,196,980	1,199,995
Janus Aspen Overseas Portfolio-Institutional Shares	873,366	796,977
Janus Aspen Perkins Mid Cap Value Portfolio-Institutional Shares	3,282,162	2,485,481
Matson Money Fixed Income VI Portfolio	14,533,493	678,975
Matson Money International Equity VI Portfolio	9,049,903	427,193
Matson Money U.S. Equity VI Portfolio	11,696,646	740,816
MFS Global Equity Series-Initial Class	1,548,258	1,048,278
MFS Growth Series-Initial Class	168,451	120,294
MFS Investors Growth Stock Series-Initial Class	1,230,331	894,028
MFS Utilities Series-Initial Class	4,264,506	3,844,136
Neuberger Berman Advisers Management Trust Large Cap Value Portfolio-I Class	8,747,440	2,022,606
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class	813,474	232,754
PIMCO VIT All Asset Portfolio-Institutional Class	2,537,452	3,679,380
PIMCO VIT Commodity Real Return Strategy Portfolio-Institutional Class	2,114,436	826,912
PIMCO VIT Emerging Markets Bond Portfolio-Institutional Class	7,232,110	1,081,959
PIMCO VIT Global Bond Portfolio (Unhedged)-Institutional Class	1,856,594	1,443,403
PIMCO VIT Real Return Portfolio-Institutional Class	15,380,933	6,459,376
Prudential Series Fund-Jennison 20/20 Focus Portfolio-Class II	9,210,016	1,950,213
Prudential Series Fund-Natural Resources Portfolio-Class II	2,376,868	2,230,084
Prudential Series Fund-Value Portfolio-Class II	4,175,126	1,639,307
PVC Equity Income Account-Class 1	16,481,071	5,104,871
PVC MidCap Account-Class 1	1,578,193	1,751,608
Royce Capital Fund Micro-Cap Portfolio-Investment Class	380,251	296,436
Royce Capital Fund Small-Cap Portfolio-Investment Class	2,698,512	1,622,042
T. Rowe Price® Health Sciences Portfolio I	80,956	3,099
T. Rowe Price® Limited-Term Bond Portfolio	11,461,943	3,916,825
Templeton Developing Markets VIP Fund-Class 1	10,645,341	6,511,929
Vanguard VIF Capital Growth Portfolio	46,303	5
Vanguard VIF Equity Index Portfolio	19,344	1
Vanguard VIF Mid-Cap Index Portfolio	114,419	7
Vanguard VIF REIT Index Portfolio	581,686	36
Vanguard VIF Small Co Growth Portfolio	697	—
Vanguard VIF Total Bond Market Index Portfolio	5,324	1
VY Clarion Global Real Estate Portfolio-Class I	5,775,764	963,917
Wanger International	8,111,338	2,903,660
Wanger Select	620,038	426,567
Wanger USA	295,447	325,869
Western Asset Variable Global High Yield Bond Portfolio-Class I	15,676,770	5,461,801

Single Premium Immediate Annuities ■ Statement of Additional Information	B-55

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Note 5—condensed financial information

						For the period or year ended December 31

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return lowest to highest(b)(h)
TIAA-CREF Life Balanced Sub-Account
2014	(v)	983	$25.00	$26.19 to $26.27	$25,784	5.98%	0.25% to 0.60%	3.49% to 5.09%

TIAA-CREF Life Bond Sub-Account
2014		3,383	$36.01 to $36.78	$37.75 to $38.69	$129,198	2.34%	0.25% to 0.60%	4.84% to 5.20%
2013		3,051	$36.79 to $37.45	$36.01 to $36.78	$110,902	2.49%	0.25% to 0.60%	(2.13)% to (1.79)%
2012		2,838	$34.62 to $35.12	$36.79 to $37.45	$105,123	3.88%	0.25% to 0.60%	6.27% to 6.65%
2011		2,404	$32.76 to $33.11	$34.62 to $35.12	$83,638	3.57%	0.25% to 0.60%	5.68% to 6.05%
2010		2,074	$30.83 to $31.05	$32.76 to $33.11	$68,174	3.70%	0.25% to 0.60%	6.27% to 6.64%

TIAA-CREF Life Growth Equity Sub-Account
2014		2,009	$26.81 to $27.39	$29.65 to $30.40	$62,475	0.30%	0.25% to 0.60%	10.59% to 10.98%
2013		2,079	$19.27 to $19.63	$26.81 to $27.39	$58,173	0.28%	0.25% to 0.60%	39.10% to 39.59%
2012		2,016	$16.57 to $16.82	$19.27 to $19.63	$40,297	0.68%	0.25% to 0.60%	16.29% to 16.70%
2011		2,264	$16.37 to $16.55	$16.57 to $16.82	$38,811	0.28%	0.25% to 0.60%	1.24% to 1.60%
2010		2,101	$14.52 to $14.63	$16.37 to $16.55	$35,506	0.48%	0.25% to 0.60%	12.74% to 13.13%

TIAA-CREF Life Growth & Income Sub-Account
2014		2,054	$45.57 to $46.55	$50.32 to $51.59	$111,028	0.99%	0.25% to 0.60%	10.42% to 10.81%
2013		2,092	$34.11 to $34.73	$45.57 to $46.55	$102,273	1.13%	0.25% to 0.60%	33.58% to 34.04%
2012		1,959	$29.48 to $29.90	$34.11 to $34.73	$71,578	1.82%	0.25% to 0.60%	15.73% to 16.14%
2011		1,890	$28.80 to $29.11	$29.48 to $29.90	$58,500	1.09%	0.25% to 0.60%	2.35% to 2.71%
2010		1,865	$25.55 to $25.74	$28.80 to $29.11	$55,502	1.30%	0.25% to 0.60%	12.73% to 13.13%

TIAA-CREF Life International Equity Sub-Account
2014		2,729	$30.13 to $30.78	$27.58 to $28.27	$78,520	1.27%	0.25% to 0.60%	(8.45)% to (8.13)%
2013		2,878	$24.41 to $24.85	$30.13 to $30.78	$90,184	2.46%	0.25% to 0.60%	23.41% to 23.85%
2012		2,867	$18.71 to $18.98	$24.41 to $24.85	$72,464	1.76%	0.25% to 0.60%	30.49% to 30.95%
2011		2,995	$24.73 to $24.99	$18.71 to $18.98	$57,557	1.61%	0.25% to 0.60%	(24.33)% to (24.07)%
2010		3,216	$20.79 to $20.94	$24.73 to $24.99	$81,166	1.40%	0.25% to 0.60%	18.92% to 19.34%

TIAA-CREF Life Large-Cap Value Sub-Account
2014		864	$67.87 to $69.33	$73.52 to $75.36	$66,456	1.75%	0.25% to 0.60%	8.33% to 8.71%
2013		915	$50.83 to $51.74	$67.87 to $69.33	$64,869	2.04%	0.25% to 0.60%	33.51% to 33.98%
2012		803	$42.57 to $43.18	$50.83 to $51.74	$42,658	1.97%	0.25% to 0.60%	19.42% to 19.84%
2011		819	$45.53 to $46.03	$42.57 to $43.18	$36,205	1.54%	0.25% to 0.60%	(6.51)% to (6.19)%
2010		824	$38.70 to $38.98	$45.53 to $46.03	$38,594	1.61%	0.25% to 0.60%	17.65% to 18.06%

TIAA-CREF Life Money Market Sub-Account
2014		4,835	$11.32 to $11.57	$11.25 to $11.54	$55,029	0.00%	0.25% to 0.60%	(0.60)% to (0.25)%
2013		4,903	$11.38 to $11.60	$11.32 to $11.57	$56,030	0.00%	0.25% to 0.60%	(0.59)% to (0.24)%
2012		4,427	$11.45 to $11.62	$11.38 to $11.60	$50,772	0.02%	0.25% to 0.60%	(0.58)% to (0.23)%
2011		4,580	$11.52 to $11.65	$11.45 to $11.62	$52,722	0.03%	0.25% to 0.60%	(0.57)% to (0.22)%
2010		4,835	$11.57 to $11.66	$11.52 to $11.65	$55,889	0.12%	0.25% to 0.60%	(0.48)% to (0.13)%

TIAA-CREF Life Real Estate Securities Sub-Account
2014		738	$68.81 to $70.29	$87.87 to $90.07	$68,129	1.73%	0.25% to 0.60%	27.70% to 28.15%
2013		692	$67.94 to $69.16	$68.81 to $70.29	$49,958	1.69%	0.25% to 0.60%	1.28% to 1.63%
2012		733	$57.06 to $57.87	$67.94 to $69.16	$51,699	1.89%	0.25% to 0.60%	19.07% to 19.49%
2011		730	$53.78 to $54.36	$57.06 to $57.87	$42,774	1.24%	0.25% to 0.60%	6.09% to 6.46%
2010		714	$41.25 to $41.55	$53.78 to $54.36	$39,418	2.38%	0.25% to 0.60%	30.38% to 30.84%

TIAA-CREF Life Small-Cap Equity Sub-Account
2014		555	$80.95 to $82.69	$85.98 to $88.13	$49,601	0.71%	0.25% to 0.60%	6.21% to 6.58%
2013		593	$58.23 to $59.27	$80.95 to $82.69	$49,746	0.72%	0.25% to 0.60%	39.03% to 39.52%
2012		528	$51.37 to $52.11	$58.23 to $59.27	$31,876	1.11%	0.25% to 0.60%	13.34% to 13.74%
2011		578	$53.97 to $54.55	$51.37 to $52.11	$30,563	0.53%	0.25% to 0.60%	(4.81)% to (4.47)%
2010		631	$42.57 to $42.88	$53.97 to $54.55	$34,648	0.83%	0.25% to 0.60%	26.78% to 27.23%

B-56	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

						For the period or year ended December 31

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return lowest to highest(b)(h)
TIAA-CREF Life Social Choice Equity Sub-Account
2014		960	$43.95 to $44.89	$48.48 to $49.70	$48,709	1.87%	0.25% to 0.60%	10.31% to 10.70%
2013		960	$32.96 to $33.55	$43.95 to $44.89	$44,113	1.69%	0.25% to 0.60%	33.33% to 33.80%
2012		822	$29.09 to $29.50	$32.96 to $33.55	$28,360	2.02%	0.25% to 0.60%	13.33% to 13.72%
2011		794	$29.27 to $29.59	$29.09 to $29.50	$23,951	1.79%	0.25% to 0.60%	(0.64)% to (0.29)%
2010		741	$25.39 to $25.52	$29.27 to $29.59	$22,360	1.88%	0.25% to 0.60%	15.32% to 15.72%

TIAA-CREF Life Stock Index Sub-Account
2014		4,874	$52.68 to $53.82	$58.89 to $60.38	$302,901	1.91%	0.25% to 0.60%	11.79% to 12.18%
2013		4,822	$39.72 to $40.44	$52.68 to $53.82	$265,649	1.94%	0.25% to 0.60%	32.63% to 33.10%
2012		4,740	$34.35 to $34.84	$39.72 to $40.44	$196,354	2.20%	0.25% to 0.60%	15.65% to 16.06%
2011		4,839	$34.23 to $34.60	$34.35 to $34.84	$172,500	1.86%	0.25% to 0.60%	0.35% to 0.70%
2010		4,807	$29.48 to $29.70	$34.23 to $34.60	$170,557	1.87%	0.25% to 0.60%	16.10% to 16.50%

Calamos Growth and Income Portfolio Sub-Account
2014		191	$19.76 to $20.18	$20.98 to $21.51	$4,067	0.96%	0.25% to 0.60%	6.20% to 6.58%
2013		208	$17.08 to $17.38	$19.76 to $20.18	$4,162	1.10%	0.25% to 0.60%	15.70% to 16.11%
2012		207	$15.84 to $16.07	$17.08 to $17.38	$3,576	2.01%	0.25% to 0.60%	7.78% to 8.16%
2011		221	$16.24 to $16.42	$15.84 to $16.07	$3,529	1.47%	0.25% to 0.60%	(2.46)% to (2.12)%
2010		203	$14.65 to $14.75	$16.24 to $16.42	$3,325	1.90%	0.25% to 0.60%	10.92% to 11.31%

ClearBridge Variable Aggressive Growth Portfolio-Class I Sub-Account
2014		220	$28.51 to $29.12	$34.12 to $34.97	$7,626	0.20%	0.25% to 0.60%	19.67% to 20.09%
2013		120	$19.41 to $19.75	$28.51 to $29.12	$3,464	0.39%	0.25% to 0.60%	46.90% to 47.41%
2012		67	$16.44 to $16.68	$19.41 to $19.75	$1,315	0.41%	0.25% to 0.60%	18.01% to 18.43%
2011		65	$16.14 to $16.32	$16.44 to $16.68	$1,071	0.20%	0.25% to 0.60%	1.86% to 2.22%
2010		44	$12.99 to $13.09	$16.14 to $16.32	$711	0.19%	0.25% to 0.60%	24.26% to 24.70%

ClearBridge Variable Small Cap Growth Portfolio-Class I Sub-Account
2014		93	$29.12 to $29.75	$30.13 to $30.88	$2,850	0.00%	0.25% to 0.60%	3.46% to 3.82%
2013		76	$19.92 to $20.28	$29.12 to $29.75	$2,232	0.04%	0.25% to 0.60%	46.17% to 46.68%
2012		27	$16.78 to $17.02	$19.92 to $20.28	$542	0.86%	0.25% to 0.60%	18.71% to 19.13%
2011		21	$16.65 to $16.83	$16.78 to $17.02	$350	0.00%	0.25% to 0.60%	0.78% to 1.13%
2010		193	$13.38 to $13.48	$16.65 to $16.83	$3,235	0.00%	0.25% to 0.60%	24.43 to 24.87%

Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account
2014		2	$25.31	$20.87 to $20.95	$42	0.00%	0.26% to 0.60%	(17.51)% to (17.22)%
2013	(r)	89	$25.00	$25.31	$2	0.00%	0.29%	1.26%

Delaware VIP Diversified Income Series-Standard Class Sub-Account
2014		3,183	$14.53 to $14.84	$15.21 to $15.59	$49,173	2.15%	0.25% to 0.60%	4.69% to 5.05%
2013		2,755	$14.81 to $15.07	$14.53 to $14.84	$40,573	2.23%	0.25% to 0.60%	(1.85)% to (1.51)%
2012		2,037	$13.90 to $14.10	$14.81 to $15.07	$30,504	4.33%	0.25% to 0.60%	6.55% to 6.93%
2011		1,298	$13.14 to $13.28	$13.90 to $14.10	$18,199	5.31%	0.25% to 0.60%	5.76% to 6.13%
2010		574	$12.23 to $12.32	$13.14 to $13.28	$7,591	4.13%	0.25% to 0.60%	7.41% to 7.79%

Delaware VIP International Value Equity Series-Standard Class Sub-Account
2014		1,683	$14.76 to $15.08	$13.40 to $13.74	$22,925	1.15%	0.25% to 0.60%	(9.22)% to (8.90)%
2013		1,011	$12.09 to $12.31	$14.76 to $15.08	$15,139	1.30%	0.25% to 0.60%	22.05% to 22.48%
2012		603	$10.56 to $10.71	$12.09 to $12.31	$7,380	2.29%	0.25% to 0.60%	14.51% to 14.91%
2011		436	$12.42 to $12.55	$10.56 to $10.71	$4,654	1.24%	0.25% to 0.60%	(14.95)% to (14.65)%
2010		502	$11.26 to $11.35	$12.42 to $12.55	$6,292	3.55%	0.25% to 0.60%	10.26% to 10.65%

Delaware VIP Small Cap Value Series–Standard Class Sub-Account
2014		303	$50.68 to $51.77	$53.34 to $54.67	$16,441	0.50%	0.25% to 0.60%	5.23% to 5.60%
2013		219	$38.19 to $38.88	$50.68 to $51.77	$11,296	0.65%	0.25% to 0.60%	32.71% to 33.17%
2012		155	$33.73 to $34.22	$38.19 to $38.88	$5,993	0.84%	0.25% to 0.60%	13.22% to 13.62%
2011		136	$34.39 to $34.76	$33.73 to $34.22	$4,659	0.52%	0.25% to 0.60%	(1.92)% to (1.58)%
2010		130	$26.16 to $26.35	$34.39 to $34.76	$4,524	0.45%	0.25% to 0.60%	31.48% to 31.94%

Single Premium Immediate Annuities ■ Statement of Additional Information	B-57

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period or year ended December 31

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return lowest to highest(b)(h)
DFA VA Global Bond Portfolio Sub-Account
2014		333	$25.36 to $25.51	$25.94 to $26.18	$8,698	3.25%	0.25% to 0.60%	2.27% to 2.63%
2013		107	$25.61 to $25.67	$25.36 to $25.51	$2,719	0.78%	0.25% to 0.60%	(0.95)% to (0.60)%
2012	(k)	16	$25.07	$25.61 to $25.67	$405	3.04%	0.25% to 0.60%	(0.12)% to 2.23%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2014	(u)	586	$25.50	$26.29 to $26.40	$15,459	2.51%	0.25% to 0.61%	(0.26)% to 3.42%

DFA VA International Small Portfolio Sub-Account
2014		132	$33.06 to $33.26	$30.97 to $31.26	$4,105	2.85%	0.25% to 0.60%	(6.34)% to (6.01)%
2013		57	$26.18 to $26.24	$33.06 to $33.26	$1,888	3.95%	0.25% to 0.60%	20.13% to 26.75%
2012	(l)	15	$24.28	$26.18 to $26.24	$390	4.68%	0.25% to 0.60%	5.03% to 15.18%

DFA VA International Value Portfolio Sub-Account
2014		249	$32.72 to $32.91	$30.20 to $30.48	$7,587	5.74%	0.25% to 0.60%	(7.71)% to (7.39)%
2013		100	$27.06 to $27.12	$32.72 to $32.91	$3,276	4.32%	0.25% to 0.60%	19.28% to 21.35%
2012	(m)	15	$22.87	$27.06 to $27.12	$417	6.75%	0.25% to 0.60%	3.38% to 18.40%

DFA VA Short-Term Fixed Portfolio Sub-Account
2014		596	$24.90 to $25.05	$24.79 to $25.02	$14,864	0.28%	0.25% to 0.60%	(0.45)% to (0.10)%
2013		234	$24.99 to $25.05	$24.90 to $25.05	$5,855	0.50%	0.25% to 0.60%	(0.35)% to 0.00%
2012	(n)	27	$24.99	$24.99 to $25.05	$664	1.53%	0.25% to 0.60%	(0.10)% to 0.17%

DFA VA US Large Value Portfolio Sub-Account
2014		250	$37.99 to $38.21	$41.20 to $41.58	$10,363	2.78%	0.25% to 0.60%	8.43% to 8.81%
2013		108	$27.14 to $27.21	$37.99 to $38.21	$4,116	2.48%	0.25% to 0.60%	25.18% to 40.47%
2012	(m)	14	$23.57	$27.14 to $27.21	$389	4.42%	0.25% to 0.60%	1.56% to 15.22%

DFA VA US Targeted Value Portfolio Sub-Account
2014		167	$38.88 to $39.10	$40.08 to $40.45	$6,749	1.24%	0.25% to 0.60%	3.09% to 3.45%
2013		78	$27.04 to $27.11	$38.88 to $39.10	$3,036	1.38%	0.25% to 0.60%	26.94% to 44.26%
2012	(l)	12	$24.30	$27.04 to $27.11	$328	2.33%	0.25% to 0.60%	2.30% to 11.35%

Franklin Income VIP Fund-Class 1 Sub-Account
2014		291	$24.37 to $24.89	$25.42 to $26.05	$7,513	5.04%	0.25% to 0.60%	4.29% to 4.66%
2013		305	$21.47 to $21.86	$24.37 to $24.89	$7,547	6.00%	0.25% to 0.60%	13.50% to 13.90%
2012		238	$19.13 to $19.41	$21.47 to $21.86	$5,176	6.10%	0.25% to 0.60%	12.23% to 12.63%
2011		212	$18.74 to $18.94	$19.13 to $19.41	$4,098	6.20%	0.25% to 0.60%	2.10% to 2.46%
2010		207	$16.70 to $16.82	$18.74 to $18.94	$3,909	6.43%	0.25% to 0.60%	12.19% to 12.58%

Franklin Mutual Shares VIP Fund–Class 1 Sub-Account
2014		100	$25.56 to $26.11	$27.28 to$27.96	$2,784	2.06%	0.25% to 0.60%	6.74% to 7.11%
2013		95	$20.01 to $20.36	$25.56 to $26.11	$2,464	2.28%	0.25% to 0.60%	27.76% to 28.21%
2012		84	$17.56 to $17.81	$20.01 to $20.36	$1,695	2.34%	0.25% to 0.60%	13.92% to 14.32%
2011		70	$17.81 to $18.00	$17.56 to $17.81	$1,248	2.87%	0.25% to 0.60%	(1.38)% to (1.04)%
2010		55	$16.07 to $16.19	$17.81 to $18.00	$990	1.75%	0.25% to 0.60%	10.80% to 11.19%

Franklin Small-Mid Cap Growth VIP Fund–Class 1 Sub-Account

2014		153	$35.16 to $35.92	$37.67 to $38.61	$5,864	0.00%	0.25% to 0.60%	7.13% to 7.51%
2013		94	$25.54 to $26.00	$35.16 to $35.92	$3,362	0.00%	0.25% to 0.60%	37.67% to 38.16%
2012		57	$23.12 to $23.46	$25.54 to $26.00	$1,468	0.00%	0.25% to 0.60%	10.45% to 10.84%
2011		57	$24.38 to $24.65	$23.12 to $23.46	$1,336	0.00%	0.25% to 0.60%	(5.16)% to (4.83)%
2010		46	$19.17 to $19.31	$24.38 to $24.65	$1,133	0.00%	0.25% to 0.60%	27.17% to 27.62%

Janus Aspen Forty Portfolio–Institutional Shares Sub-Account
2014		93	$52.76 to $53.89	$57.02 to $58.45	$5,417	0.16%	0.25% to 0.60%	8.08% to 8.46%
2013		80	$40.45 to $41.17	$52.76 to $53.89	$4,297	0.69%	0.25% to 0.60%	30.44% to 30.90%
2012		94	$32.77 to $33.24	$40.45 to $41.17	$3,854	0.77%	0.25% to 0.60%	23.41% to 23.85%
2011		76	$35.33 to $35.72	$32.77 to $33.24	$2,519	0.40%	0.25% to 0.60%	(7.25)% to (6.93)%
2010		59	$33.30 to $33.54	$35.33 to $35.72	$2,110	0.38%	0.25% to 0.60%	6.11% to 6.48%

B-58	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

						For the period or year ended December 31

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return lowest to highest(b)(h)
Janus Aspen Overseas Portfolio–Institutional Shares Sub-Account
2014		44	$59.97 to $61.26	$52.53 to $53.85	$2,344	2.94%	0.25% to 0.60%	(12.40)% to (12.09)%
2013		48	$52.66 to $53.60	$59.97 to $61.26	$2,905	2.82%	0.25% to 0.60%	13.88% to 14.28%
2012		68	$46.69 to $47.36	$52.66 to $53.60	$3,625	0.66%	0.25% to 0.60%	12.79% to 13.18%
2011		92	$69.25 to $69.99	$46.69 to $47.36	$4,338	0.58%	0.25% to 0.60%	(32.57)% to (32.34)%
2010		81	$55.60 to $56.00	$69.25 to $69.99	$5,627	0.74%	0.25% to 0.60%	24.56% to 24.99%

Janus Aspen Perkins Mid Cap Value Portfolio–Institutional Shares Sub-Account
2014		335	$24.90 to $25.43	$26.92 to $27.59	$9,154	1.39%	0.25% to 0.60%	8.12% to 8.50%
2013		340	$19.86 to $20.22	$24.90 to $25.43	$8,593	1.25%	0.25% to 0.60%	25.34% to 25.78%
2012		333	$17.98 to $18.24	$19.86 to $20.22	$6,689	1.02%	0.25% to 0.60%	10.47% to 10.86%
2011		261	$18.58 to $18.78	$17.98 to $18.24	$4,741	0.84%	0.25% to 0.60%	(3.22)% to (2.89)%
2010		178	$16.16 to $16.28	$18.58 to $18.78	$3,324	0.79%	0.25% to 0.60%	14.97% to 15.37%

Matson Money Fixed Income VI Portfolio Sub-Account
2014	(w)	552	$25.00	$24.92 to $24.99	$13,781	1.00%	0.25% to 0.60%	(0.32)% to (0.03)%

Matson Money International Equity VI Portfolio Sub-Account
2014	(w)	344	$25.00	$23.07 to $23.14	$7,953	2.66%	0.25% to 0.60%	(8.76)% to (7.45)%

Matson Money U.S. Equity VI Portfolio Sub-Account
2014	(w)	426	$25.00	$26.73 to $26.81	$11,411	0.72%	0.25% to 0.60%	3.50% to 7.88%

MFS Global Equity Series–Initial Class Sub-Account
2014		147	$22.10 to $22.57	$22.82 to $23.39	$3,398	0.75%	0.25% to 0.60%	3.25% to 3.61%
2013		126	$17.39 to $17.70	$22.10 to $22.57	$2,826	0.92%	0.25% to 0.60%	27.05% to 27.49%
2012		72	$14.19 to $14.39	$17.39 to $17.70	$1,274	1.12%	0.25% to 0.60%	22.60% to 23.03%
2011		53	$14.92 to $15.08	$14.19 to $14.39	$765	0.88%	0.25% to 0.60%	(4.89)% to (4.56)%
2010		41	$13.36 to $13.45	$14.92 to $15.08	$611	0.99%	0.25% to 0.60%	11.69% to 12.08%

MFS Growth Series–Initial Class Sub-Account
2014		29	$38.37 to $39.20	$41.56 to $42.60	$1,224	0.10%	0.25% to 0.60%	8.29% to 8.67%
2013		30	$28.21 to $28.71	$38.37 to $39.20	$1,154	0.96%	0.25% to 0.60%	36.03% to 36.51%
2012		29	$24.18 to $24.42	$28.21 to $28.71	$816	0.00%	0.25% to 0.60%	(1.50)% to 16.97%
2011		19	$24.40 to $24.59	$24.18 to $24.42	$466	0.17%	0.35% to 0.60%	(0.92)% to (0.67)%
2010		20	$21.28 to $21.39	$24.40 to $24.59	$484	0.08%	0.35% to 0.60%	14.65% to 14.93%

MFS Investors Growth Stock Series–Initial Class Sub-Account
2014		201	$17.31 to $17.68	$19.18 to $19.66	$3,921	0.52%	0.25% to 0.60%	10.79% to 11.17%
2013		194	$13.37 to $13.61	$17.31 to $17.68	$3,406	4.54%	0.25% to 0.60%	29.51% to 29.97%
2012		81	$11.50 to $11.66	$13.37 to $13.61	$1,091	1.11%	0.25% to 0.60%	16.27% to 16.68%
2011		72	$11.50 to $11.62	$11.50 to $11.66	$838	0.55%	0.25% to 0.60%	(0.02)% to 0.33%
2010		75	$10.29 to $10.34	$11.50 to $11.62	$864	0.41%	0.25% to 0.60%	11.80% to 12.19%

MFS Utilities Series–Initial Class Sub-Account
2014		53	$45.89 to $46.87	$51.42 to $52.71	$2,763	2.66%	0.25% to 0.60%	12.06% to 12.45%
2013		48	$38.30 to $38.99	$45.89 to $46.87	$2,229	4.06%	0.25% to 0.60%	19.80% to 20.22%
2012		29	$33.96 to $34.44	$38.30 to $38.99	$1,131	6.37%	0.25% to 0.60%	12.80% to 13.20%
2011		36	$31.99 to $32.33	$33.96 to $34.44	$1,245	3.85%	0.25% to 0.60%	6.15% to 6.52%
2010		23	$28.28 to $28.42	$31.99 to $32.33	$756	3.05%	0.25% to 0.60%	13.13% to 13.52%

Neuberger Berman Advisers Management Trust Large Cap Value Portfolio–I Class Sub-Account
2014		80	$23.33 to $23.83	$26.27 to $26.93	$2,081	0.78%	0.25% to 0.60%	9.20% to 9.58%
2013		57	$17.90 to $18.22	$23.33 to $23.83	$1,357	1.18%	0.25% to 0.60%	36.23% to 36.71%
2012		36	$15.44 to $15.66	$17.90 to $18.22	$654	0.45%	0.25% to 0.60%	15.90% to 16.31%
2011		34	$17.52 to $17.71	$15.44 to $15.66	$535	0.00%	0.25% to 0.60%	(11.89)% to (11.58)%
2010		37	$15.24 to $15.35	$17.52 to $17.71	$653	0.60%	0.25% to 0.60%	14.97% to 15.38%

Single Premium Immediate Annuities ■ Statement of Additional Information	B-59

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

							For the period or year ended December 31

Period		Accumulation units outstanding, end of period (000’s)		Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return lowest to highest(b)(h)
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
2014		607		$23.22 to $23.71	$25.47 to $26.11	$16,203	1.25%	0.25% to 0.60%	13.16% to 13.55%
2013		357		$17.04 to $17.35	$23.22 to $23.71	$8,404	1.41%	0.25% to 0.60%	30.35% to 30.81%
2012		185		$14.84 to $15.05	$17.04 to $17.35	$3,194	0.69%	0.25% to 0.60%	14.84% to 15.24%
2011		130		$15.97 to $16.14	$14.84 to $15.05	$1,951	0.87%	0.25% to 0.60%	(7.06)% to (6.73)%
2010		41		$12.73 to $12.82	$15.97 to $16.14	$655	0.89%	0.25% to 0.60%	25.43% to 25.87%

PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
2014		291		$16.15 to $16.49	$16.17 to $16.57	$4,775	5.04%	0.25% to 0.60%	0.12% to 0.47%
2013		376		$16.18 to $16.46	$16.15 to $16.49	$6,168	4.19%	0.25% to 0.60%	(0.18)% to 0.17%
2012		555		$14.14 to $14.34	$16.18 to $16.46	$9,104	6.58%	0.25% to 0.60%	14.42% to 14.82%
2011		295		$13.93 to $14.08	$14.14 to $14.34	$4,204	7.78%	0.25% to 0.60%	1.47% to 1.82%
2010		169		$12.37 to $12.46	$13.93 to $14.08	$2,376	7.35%	0.25% to 0.60%	12.64% to 13.03%

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account
2014		53		$25.06 to $25.07	$20.34 to $20.42	$1,072	0.51%	0.25% to 0.61%	(18.83)% to (18.55)%
2013	(s)	6		$24.74 to $24.95	$25.06 to $25.07	$145	0.00%	0.37% to 0.52%	0.47% to 1.30%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2014		229		$24.60	$24.86 to $24.96	$5,695	5.12%	0.25% to 0.60%	1.07% to 1.42%
2013	(t)	—	^	$24.43	$24.60	$—	2.43%	0.42%	0.71%

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
2014		279		$17.02 to $17.39	$17.33 to $17.77	$4,923	2.64%	0.25% to 0.60%	1.81% to 2.16%
2013		271		$18.69 to $19.02	$17.02 to $17.39	$4,680	1.21%	0.25% to 0.60%	(8.89)% to (8.57)%
2012		293		$17.55 to $17.80	$18.69 to $19.02	$5,526	6.04%	0.25% to 0.60%	6.47% to 6.84%
2011		375		$16.39 to $16.56	$17.55 to $17.80	$6,643	5.33%	0.25% to 0.60%	7.09% to 7.47%
2010		251		$14.74 to $14.85	$16.39 to $16.56	$4,135	3.36%	0.25% to 0.60%	11.16% to 11.55%

PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
2014		2,549		$16.13 to $16.48	$16.56 to $16.97	$42,873	1.54%	0.25% to 0.60%	2.64% to 3.00%
2013		2,053		$17.85 to $18.17	$16.13 to $16.48	$33,580	1.98%	0.25% to 0.60%	(9.63)% to (9.31)%
2012		1,903		$16.49 to $16.72	$17.85 to $18.17	$34,367	6.42%	0.25% to 0.60%	8.27% to 8.65%
2011		1,531		$14.83 to $14.99	$16.49 to $16.72	$25,467	5.02%	0.25% to 0.60%	11.18% to 11.57%
2010		1,213		$13.78 to $13.88	$14.83 to $14.99	$18,112	2.54%	0.25% to 0.60%	7.62% to 8.01%

Prudential Series Fund-Jennison 20/20 Focus Portfolio—Class II Sub-Account
2014		620		$23.49 to $23.99	$24.91 to $25.54	$15,673	0.00%	0.25% to 0.60%	6.07% to 6.44%
2013		325		$18.27 to $18.60	$23.49 to $23.99	$7,744	0.00%	0.25% to 0.60%	28.58% to 29.03%
2012		191		$16.62 to $16.85	$18.27 to $18.60	$3,527	3.50%	0.25% to 0.60%	9.95% to 10.34%
2011		170		$17.50 to $17.69	$16.62 to $16.85	$2,857	0.00%	0.25% to 0.60%	(5.08)% to (4.74)%
2010		151		$16.40 to $16.52	$17.50 to $17.69	$2,666	0.00%	0.25% to 0.60%	6.72% to 7.10%

Prudential Series Fund-Natural Resources Portfolio—Class II Sub-Account
2014		47		$58.69 to $59.95	$46.79 to $47.97	$2,230	0.00%	0.25% to 0.60%	(20.27)% to (19.99)%
2013		47		$53.80 to $54.76	$58.69 to $59.95	$2,785	0.00%	0.25% to 0.60%	9.10% to 9.48%
2012		58		$55.75 to $56.55	$53.80 to $54.76	$3,155	8.05%	0.25% to 0.60%	(3.50)% to (3.16)%
2011		54		$69.54 to $70.29	$55.75 to $56.55	$3,064	0.00%	0.25% to 0.60%	(19.83)% to (19.55)%
2010		45		$54.88 to $55.27	$69.54 to $70.29	$3,176	0.06%	0.25% to 0.60%	26.72% to 27.16%

Prudential Series Fund-Value Portfolio—Class II Sub-Account
2014		246		$34.13 to $34.87	$37.21 to $38.14	$9,307	0.00%	0.25% to 0.60%	9.00% to 9.39%
2013		177		$25.91 to $26.37	$34.13 to $34.87	$6,125	0.00%	0.25% to 0.60%	31.74% to 32.20%
2012		192		$22.84 to $23.17	$25.91 to $26.37	$5,039	0.55%	0.25% to 0.60%	13.45% to 13.85%
2011		201		$24.41 to $24.68	$22.84 to $23.17	$4,639	0.52%	0.25% to 0.60%	(6.45)% to (6.12)%
2010		218		$21.66 to $21.82	$24.41 to $24.68	$5,346	0.31%	0.25% to 0.60%	12.71% to 13.10%

B-60	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

							For the period or year ended December 31

Period		Accumulation units outstanding, end of period (000’s)		Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return lowest to highest(b)(h)
PVC Equity Income Account—Class 1 Sub-Account
2014		1,394		$26.03 to $26.58	$29.18 to $29.91	$41,324	2.52%	0.25% to 0.60%	12.13% to 12.52%
2013		1,012		$20.57 to $20.94	$26.03 to $26.58	$26,699	3.22%	0.25% to 0.60%	26.54% to 26.98%
2012		700		$18.31 to $18.57	$20.57 to $20.94	$14,551	3.11%	0.25% to 0.60%	12.34% to 12.73%
2011		571		$17.47 to $17.66	$18.31 to $18.57	$10,552	0.48%	0.25% to 0.60%	4.81% to 5.17%
2010		447		$15.13 to $15.24	$17.47 to $17.66	$7,852	4.40%	0.25% to 0.60%	15.48% to 15.89%

PVC MidCap Account—Class 1 Sub-Account
2014		198		$28.59 to $29.20	$32.11 to $32.91	$6,471	0.51%	0.25% to 0.60%	12.31% to 12.70%
2013		223		$21.48 to $21.86	$28.59 to $29.20	$6,463	1.66%	0.25% to 0.60%	33.13% to 33.59%
2012		135		$18.09 to $18.35	$21.48 to $21.86	$2,926	0.83%	0.25% to 0.60%	18.73% to 19.15%
2011		102		$16.80 to $16.99	$18.09 to $18.35	$1,862	0.00%	0.25% to 0.60%	7.64% to 8.02%
2010		67		$13.62 to $13.72	$16.80 to $16.99	$1,140	2.45%	0.25% to 0.60%	23.36% to 23.79%

Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account
2014		33		$19.25 to $19.66	$18.45 to $18.91	$616	0.00%	0.25% to 0.60%	(4.16)% to (3.82)%
2013		31		$16.01 to $16.29	$19.25 to $19.66	$603	0.40%	0.25% to 0.60%	20.26% to 20.68%
2012		57		$14.97 to $15.18	$16.01 to $16.29	$917	0.00%	0.25% to 0.60%	6.96% to 7.34%
2011		68		$17.13 to $17.31	$14.97 to $15.18	$1,033	2.42%	0.25% to 0.60%	(12.63)% to (12.32)%
2010		78		$13.26 to $13.36	$17.13 to $17.31	$1,345	2.74%	0.25% to 0.60%	29.18% to 29.64%

Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
2014		402		$17.52 to $17.89	$17.98 to $18.43	$7,341	0.13%	0.25% to 0.60%	2.62% to 2.98%
2013		387		$13.08 to $13.31	$17.52 to $17.89	$6,877	1.15%	0.25% to 0.60%	33.95% to 34.42%
2012		364		$11.70 to $11.86	$13.08 to $13.31	$4,806	0.12%	0.25% to 0.60%	11.83% to 12.22%
2011		321		$12.16 to $12.30	$11.70 to $11.86	$3,790	0.37%	0.25% to 0.60%	(3.86)% to (3.52)%
2010		263		$10.15 to $10.23	$12.16 to $12.30	$3,220	0.15%	0.25% to 0.60%	19.80% to 20.22%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2014	(x)	3		$24.99	$25.20 to $25.21	$77	0.00%	0.36%	0.84% to 1.07%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2014		903		$25.13 to $25.29	$25.14 to $25.39	$22,828	1.24%	0.25% to 0.60%	0.04% to 0.39%
2013		613		$25.25 to $25.32	$25.13 to $25.29	$15,454	1.51%	0.25% to 0.60%	(0.47)% to (0.12)%
2012	(q)	220		$24.97	$25.25 to $25.32	$5,564	1.48%	0.25% to 0.60%	1.02% to 1.26%

Templeton Developing Markets VIP Fund—Class 1 Sub-Account
2014		926		$14.32 to $14.63	$13.09 to $13.41	$12,311	1.81%	0.25% to 0.60%	(8.64)% to (8.32)%
2013		634		$14.52 to $14.77	$14.32 to $14.63	$9,221	2.03%	0.25% to 0.60%	(1.33)% to (0.98)%
2012		457		$12.88 to $13.06	$14.52 to $14.77	$6,727	1.64%	0.25% to 0.60%	12.72% to 13.12%
2011		329		$15.36 to $15.53	$12.88 to $13.06	$4,277	1.14%	0.25% to 0.60%	(16.17)% to (15.88)%
2010		273		$13.12 to $13.21	$15.36 to $15.53	$4,222	1.32%	0.25% to 0.60%	17.13% to 17.54%

Vanguard VIF Capital Growth Portfolio Sub-Account
2014	(z)	2		$25.57	$25.21	$46	0.00%	0.20% to 0.45%	(1.43)% to (0.81)%

Vanguard VIF Equity Index Portfolio Sub-Account
2014	(aa)	1		$26.00	$25.72	$19	0.00%	0.20% to 0.50%	(1.10)% to (1.04)%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2014	(aa)	4		$26.11	$25.88	$114	0.00%	0.20% to 0.37%	(0.89)%

Vanguard VIF REIT Index Portfolio Sub-Account
2014	(y)	23		$25.39	$25.41	$582	0.00%	0.22% to 0.56%	(1.19)% to 0.06%

Vanguard VIF Small Co Growth Portfolio Sub-Account
2014	(aa)	—	^	$26.03	$26.11	$1	0.00%	0.20%	0.33%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2014	(z)	—	^	$24.93	$24.95	$5	0.00%	0.43%	0.07%

Single Premium Immediate Annuities ■ Statement of Additional Information	B-61

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period or year ended December 31

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return lowest to highest(b)(h)
VY Clarion Global Real Estate Portfolio—Class I Sub-Account
2014		262	$33.69 to $34.13	$38.20 to $38.83	$10,118	1.20%	0.25% to 0.60%	13.38% to 13.78%
2013		136	$32.61 to $32.91	$33.69 to $34.13	$4,617	6.26%	0.25% to 0.60%	3.33% to 3.69%
2012		74	$26.02 to $26.17	$32.61 to $32.91	$2,437	0.80%	0.25% to 0.60%	25.33% to 25.77%
2011		44	$27.59 to $27.66	$26.02 to $26.17	$1,162	4.11%	0.25% to 0.60%	(5.72)% to (5.39)%
2010	(o)	9	$25.00	$27.59 to $27.66	$255	4.21%	0.25% to 0.60%	10.38% to 10.64%

Wanger International Sub-Account
2014		237	$54.89 to $56.07	$52.16 to $53.47	$12,587	1.56%	0.25% to 0.60%	(4.98)% to (4.64)%
2013		169	$45.13 to $45.94	$54.89 to $56.07	$9,409	2.73%	0.25% to 0.60%	21.64% to 22.06%
2012		128	$37.35 to $37.88	$45.13 to $45.94	$5,846	1.47%	0.25% to 0.60%	20.83% to 21.26%
2011		85	$44.01 to $44.48	$37.35 to $37.88	$3,194	4.82%	0.25% to 0.60%	(15.13)% to (14.83)%
2010		34	$35.44 to $35.70	$44.01 to $44.48	$1,496	2.75%	0.25% to 0.60%	24.17% to 24.61%

Wanger Select Sub-Account
2014		50	$38.07 to $38.89	$39.03 to $40.01	$2,001	0.00%	0.25% to 0.60%	2.52% to 2.88%
2013		51	$28.46 to $28.97	$38.07 to $38.89	$1,973	0.29%	0.25% to 0.60%	33.77% to 34.24%
2012		58	$24.17 to $24.51	$28.46 to $28.97	$1,682	0.49%	0.25% to 0.60%	17.75% to 18.16%
2011		43	$29.54 to $29.85	$24.17 to $24.51	$1,056	1.86%	0.25% to 0.60%	(18.17)% to (17.89)%
2010		36	$23.48 to $23.65	$29.54 to $29.85	$1,085	0.49%	0.25% to 0.60%	25.81% to 26.25%

Wanger USA Sub-Account
2014		12	$57.32 to $58.55	$59.70 to $61.19	$735	0.00%	0.25% to 0.60%	4.16% to 4.52%
2013		14	$43.11 to $43.88	$57.32 to $58.55	$805	0.18%	0.25% to 0.60%	23.85% to 33.42%
2012		21	$36.14 to $36.65	$43.11 to $43.88	$909	0.33%	0.25% to 0.60%	19.30% to 19.72%
2011		23	$37.67 to $38.08	$36.14 to $36.65	$844	0.00%	0.25% to 0.60%	(4.07)% to (3.73)%
2010		18	$30.72 to $30.95	$37.67 to $38.08	$695	0.00%	0.25% to 0.60%	22.61% to 23.04%

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
2014		1,102	$14.95 to $15.28	$14.69 to $15.06	$16,466	9.29%	0.25% to 0.60%	(1.74)% to (1.40)%
2013		528	$14.16 to $14.41	$14.95 to $15.28	$8,009	7.55%	0.25% to 0.60%	5.63% to 6.00%
2012		365	$12.04 to $12.21	$14.16 to $14.41	$5,227	8.88%	0.25% to 0.60%	17.62% to 18.03%
2011		200	$11.90 to $12.03	$12.04 to $12.21	$2,429	7.54%	0.25% to 0.60%	1.11% to 1.46%
2010		187	$10.42 to $10.50	$11.90 to $12.03	$2,245	9.20%	0.25% to 0.60%	14.23 to 14.63%

(a)	Does not include expenses of underlying TIAA-CREF Life Fund.
(b)	Not annualized for periods less than one year.
(c)	Periods less than one year are annualized and are not necessarily indicitive of a full year of operations.
(f)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(g)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(h)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.
(k)	Sub-account commenced operations on May 9, 2012.
(l)	Sub-account commenced operations on May 7, 2012.
(m)	Sub-account commenced operations on July 10, 2012.
(n)	Sub-account commenced operations on June 27, 2012.
(o)	Sub-account commenced operations on May 1, 2010.
(q)	Sub-account commenced operations on March 19, 2012.
(r)	Sub-account commenced operations on November 26, 2013.
(s)	Sub-account commenced operations on November 20, 2013.
(t)	Sub-account commenced operations on December 9, 2013.
(u)	Sub-account commenced operations on January 3, 2014.

B-62	Statement of Additional Information ■ Single Premium Immediate Annuities

concluded

(v)	Sub-account commenced operations on February 19, 2014.
(w)	Sub-account commenced operations on February 20, 2014.
(x)	Sub-account commenced operations on December 17, 2014.
(y)	Sub-account commenced operations on December 19, 2014.
(z)	Sub-account commenced operations on December 22, 2014.
(aa)	Sub-account commenced operations on December 23, 2014.
^	Amount represents less than 1,000 units.

Note 6—subsequent events

The MFS Investors Growth Stock Series – Initial Class was merged with MFS MA Investors Growth Stock Portfolio effective March 27, 2015.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-63

B-64	Statement of Additional Information ■ Single Premium Immediate Annuities

Report of management responsibility

April 7, 2015

To the Shareholder of TIAA-CREF Life Insurance Company:

Financial Statements

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Department of Financial Services. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting principles.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA-CREF Life for the years ended December 31, 2014, 2013 and 2012. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA-CREF Life’s policy that any management advisory or consulting service, which is not in accordance with TIAA-CREF Life’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion in all material respects on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of the independent accounting firm and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA-CREF Life statutory-basis financial statements, the New York State Department of Financial Services and other state insurance departments regularly examine the operations and financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

Internal Control over Financial Reporting

TIAA-CREF Life’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA-CREF Life’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2014, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework (2013 Framework). Based on that assessment, management concluded that, as of December 31, 2014, TIAA-CREF Life’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework (2013 Framework).

David M. Anderson	Linda S. Dougherty

President and Chief Executive Officer	Vice President and Chief Financial Officer

Single Premium Immediate Annuities ■ Statement of Additional Information	B-65

Independent auditor’s report

To the Board of Directors of TIAA-CREF Life Insurance Company

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company, which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2014 and 2013 and the related statutory-basis statements of operations, of changes in capital and surplus and of cash flows for each of the three years in the period ended December 31, 2014.

MANAGEMENT’S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR’S RESPONSIBILITY

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

OPINION ON STATUTORY-BASIS OF ACCOUNTING

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations, changes in capital and surplus and its cash flows for each of the three years in the period ended December 31, 2014, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 7, 2015

B-66	Statement of Additional Information ■ Single Premium Immediate Annuities

Statutory—basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands)	2014	2013

ADMITTED ASSETS
Bonds	$4,743,873	$4,105,952
Preferred stocks	183	2,470
Common stocks	607	573
Cash, cash equivalents and short-term investments	90,507	114,882
Contract loans	16,077	10,467
Other long-term investments	10,847	12,773
Investment income due and accrued	43,297	39,261
Federal income tax recoverable from TIAA	86	—
Net deferred federal income tax asset	17,494	11,799
Other assets	56,943	53,881
Separate account assets	4,851,892	3,668,669
Total admitted assets	$9,831,806	$8,020,727

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$4,550,556	$3,914,277
Asset valuation reserve	27,305	17,937
Interest maintenance reserve	7,066	7,769
Federal income tax payable	—	2,516
Other amounts payable on reinsurance	28,647	32,088
Other liabilities	25,450	33,566
Separate account liabilities	4,838,207	3,638,741
Total liabilities	9,477,231	7,646,894

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	357,500	357,500
Surplus (deficit)	(5,425)	13,833
Total capital and surplus	354,575	373,833
Total liabilities, capital and surplus	$9,831,806	$8,020,727

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-67

Statutory—basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
	2014	2013	2012
	(in thousands)
REVENUES
Insurance and annuity premiums and other considerations	$677,464	$481,814	$284,892
Net investment income	162,279	150,329	147,749
Commissions and expense allowances on reinsurance ceded	29,581	29,607	12,674
Reserve adjustments on reinsurance ceded	59,209	58,534	9,764
Other revenue	21,788	16,626	9,497
Total revenues	$950,321	$736,910	$464,576

EXPENSES
Policy and contract benefits	$181,624	$118,156	$131,742
Increase in policy and contract reserves	349,405	320,016	128,507
Insurance expenses and taxes (excluding Federal income taxes)	127,947	110,293	83,007
Commissions on premiums	34,937	31,785	5,366
Interest on deposit-type contracts	25,616	26,752	26,374
Net transfers to separate accounts	227,552	143,230	57,976
Other benefits and expenses	16,868	9,020	9,858
Total expenses	$963,949	$759,252	$442,830

Income (loss) before federal income tax and net realized capital gains (losses)	(13,628)	(22,342)	21,746
Federal income tax expense	6,867	6,949	1,243
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	2,969	(37)	(2,360)
Net income (loss)	$(17,526)	$(29,328)	$18,143

B-68	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Statutory—basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
	(in thousands)
Balance, December 31, 2011	$2,500	$357,500	$38,385	$398,385
Net income	—	—	18,143	18,143
Net unrealized capital gains on investments	—	—	129	129
Change in asset valuation reserve	—	—	(3,570)	(3,570)
Change in surplus in separate accounts	—	—	1,978	1,978
Change in liability for reinsurance in unauthorized companies	—	—	(1,190)	(1,190)
Change in net deferred income tax	—	—	(7,005)	(7,005)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	7,836	7,836
Deferred premium asset limitation	—	—	(1,775)	(1,775)
Balance, December 31, 2012	$2,500	$357,500	$52,931	$412,931

Net income (loss)	—	—	(29,328)	(29,328)
Net unrealized capital gains on investments	—	—	314	314
Change in asset valuation reserve	—	—	(3,773)	(3,773)
Change in surplus in separate accounts	—	—	(3,680)	(3,680)
Change in liability for reinsurance in unauthorized companies	—	—	(6,837)	(6,837)
Change in net deferred income tax	—	—	16,015	16,015
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(10,488)	(10,488)
Deferred premium asset limitation	—	—	(1,321)	(1,321)
Balance, December 31, 2013	$2,500	$357,500	$13,833	$373,833

Net income (loss)	—	—	(17,526)	(17,526)
Net unrealized capital gains on investments	—	—	54	54
Change in asset valuation reserve	—	—	(9,368)	(9,368)
Change in surplus in separate accounts	—	—	3,663	3,663
Change in liability for reinsurance in unauthorized companies	—	—	(88)	(88)
Change in net deferred income tax	—	—	10,932	10,932
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(5,237)	(5,237)
Deferred premium asset limitation	—	—	(1,638)	(1,638)
Other assets	—	—	(50)	(50)
Balance, December 31, 2014	$2,500	$357,500	$(5,425)	$354,575

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-69

Statutory—basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2014	2013	2012

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$670,596	$500,895	$288,626
Miscellaneous income	48,947	34,259	19,036
Net investment income	159,529	149,421	146,894
Total Receipts	879,072	684,575	454,556
Policy and contract benefits	120,851	76,543	131,364
Commissions and expenses paid	180,525	150,895	97,489
Federal income tax (benefit) expense	10,636	(4,426)	7,097
Net transfers to separate accounts	228,279	144,632	59,157
Total Disbursements	540,291	367,644	295,107
Net cash from operations	338,781	316,931	159,449

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	518,847	594,673	484,231
Stocks	2,500	—	5,129
Mortgage loans	—	—	13,726
Other invested assets	2,000	—	—
Net gains or (losses) on cash, cash equivalents and short-term investments	31	12	(8)
Cost of investments acquired:
Bonds	1,135,774	1,014,981	992,311
Net increase in contract loans	5,610	3,338	2,901
Net cash from investments	(618,006)	(423,634)	(492,134)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	259,540	127,392	317,384
Other cash provided (applied)	(4,690)	6,240	(3,248)
Net cash from financing and other	254,850	133,632	314,136
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(24,375)	26,929	(18,549)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	114,882	87,953	106,502

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$90,507	$114,882	$87,953

B-70	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, book value separate account agreements, term-life insurance and single premium immediate annuities.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and New York SAP annual statement filed with the Department.

The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. Under this approach the deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy rather than the premium mode of the reinsurance agreement.

The additional reserve for term conversions results from the Department requiring in Regulation no. 147 (11NYCRR 98) Valuation on Life Insurance Reserves Section 98.4 that for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to antiselection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

	For The Years Ended December 31,
	2014	2013	2012
	(in thousands)
Net Income, New York SAP	$(17,526)	$(29,328)	$18,143
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	330	340	349
Deferred and Payout Annuities issued after 2000	—	—	—
Net Income, NAIC SAP	$(17,196)	$(28,988)	$18,492

Capital and Surplus, New York SAP	$354,575	$373,833	$412,931
New York SAP Prescribed Practices:
Deferred Premium Asset Limitation	30,706	29,068	27,747
Additional Reserves for:
Term Conversions	2,259	1,929	1,589
Deferred and Payout Annuities issued after 2000	1	2	2
Capital and Surplus, NAIC SAP	$387,541	$404,832	$442,269

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows.

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a

Single Premium Immediate Annuities ■ Statement of Additional Information	B-71

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately;

•	Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP purposes. Transactions recorded as financing under GAAP have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Reclassifications: A reclassification of a prior year amount for amounts payable on reinsurance was made in the Statements of Admitted Assets, Liabilities and Capital and Surplus to conform to the 2014 presentation. The misclassification did not affect net income or surplus previously reported. Management concluded that the misclassification is not material to the previously issued financial statements.

Use of Estimates: The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

B-72	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Accounting Policies:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, which the Company has the intent and ability to hold, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI recognized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI for a loan-backed and structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Long-term Investments: Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation. The carrying amount of the Company’s investments in surplus notes was, $9,688 thousand and $11,633 thousand at December 31, 2014 and 2013, respectively.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairments by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of

Single Premium Immediate Annuities ■ Statement of Additional Information	B-73

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase, and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account. The assets of the separate accounts represent segregated funds administered by the Company for the exclusive benefit of separate account contract holders. Separate account assets are accounted for at fair value, except the Stable Value Separate Account (“SVSA”) which supports book value separate account agreements, in which case the assets are accounted for at amortized cost in accordance with NYDFS guidance. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. The non-admitted portion of the Deferred Federal Income Tax (“DFIT”) asset was $32,123 thousand and $26,886 thousand at December 31, 2014 and 2013, respectively. The non-admitted portion of deferred premium assets was $30,706 thousand and $29,068 thousand at December 31, 2014 and 2013, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was never a 6 during the holding period.

B-74	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5 or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold may be interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Note 3—long term bonds, preferred stocks and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31 are shown below (in thousands):

	2014
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$376,839	$9,001	$(3,021)	$382,819
All other governments	18,623	—	(265)	18,358
States, territories & possessions	59,625	2,056	(191)	61,490
Political subdivisions of states, territories, & possessions	11,175	134	(232)	11,077
Special revenue & special assessment, non-guaranteed agencies & government	344,186	13,850	(2,629)	355,407
Industrial & miscellaneous	3,918,679	213,713	(18,154)	4,114,238
Credit tenant loans	6,449	645	—	7,094
Hybrids	8,297	153	—	8,450
Total bonds	4,743,873	239,552	(24,492)	4,958,933
Preferred stocks	183	1,497	—	1,680
Total bonds and preferred stocks	$4,744,056	$241,049	$(24,492)	$4,960,613

Single Premium Immediate Annuities ■ Statement of Additional Information	B-75

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

	2013
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:	(in thousands)
U.S. governments	$279,098	$6,748	$(8,860)	$276,986
All other governments	19,402	—	(443)	18,959
States, territories & possessions	38,287	357	(1,666)	36,978
Political subdivisions of states, territories, & possessions	13,727	71	(860)	12,938
Special revenue & special assessment, non-guaranteed agencies & government	322,629	13,348	(7,113)	328,864
Industrial & miscellaneous	3,417,454	111,127	(55,722)	3,472,859
Credit tenant loans	7,046	704	—	7,750
Hybrids	8,309	123	—	8,432
Total bonds	4,105,952	132,478	(74,664)	4,163,766
Preferred stocks	2,470	3,859	—	6,329
Total bonds and preferred stocks	$4,108,422	$136,337	$(74,664)	$4,170,095

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Unrealized Losses on Bonds and Preferred Stocks: The gross unrealized losses and estimated fair values for bonds and preferred stocks by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2014
All other bonds	$488,980	$(8,767)	$480,213	$490,794	$(12,506)	$478,288
Loaned-backed and structured bonds	30,151	(96)	30,055	116,447	(3,123)	113,324
Total bonds	$519,131	$(8,863)	$510,268	$607,241	$(15,629)	$591,612
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$519,131	$(8,863)	$510,268	$607,241	$(15,629)	$591,612

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2013	(in thousands)
All other bonds	$1,400,475	$(58,205)	$1,342,270	$112,629	$(9,430)	$103,199
Loaned-backed and structured bonds	150,655	(4,630)	146,025	33,140	(2,399)	30,741
Total bonds	$1,551,130	$(62,835)	$1,488,295	$145,769	$(11,829)	$133,940
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$1,551,130	$(62,835)	$1,488,295	$145,769	$(11,829)	$133,940

B-76	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

As of December 31, 2014, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in oil and gas (56%), mining (17%) and manufacturing (9%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2014, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in mining (20%), U.S. and other governments (18%), and residential mortgage-backed securities (17%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in manufacturing (19%), U.S. and other governments (12%) and public utilities (11%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in communication (27%), U.S. and other governments (14%), and commercial mortgage-backed securities (12%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (dollars in thousands):

	December 31, 2014			December 31, 2013
	Carrying Value	% of Total	Estimated Fair Value	Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$274,922	5.8%	$277,845	$355,309	8.7%	$359,893
Due after one year through five years	1,419,864	29.9	1,441,372	1,354,124	33.0	1,378,917
Due after five years through ten years	1,224,277	25.8	1,262,722	1,002,342	24.4	1,003,560
Due after ten years	1,302,832	27.5	1,437,790	937,191	22.8	951,935
Subtotal	4,221,895	89.0	4,419,729	3,648,966	88.9	3,694,305
Residential mortgage-backed securities	293,170	6.2	302,739	266,957	6.5	276,293
Commercial mortgage-backed securities	113,715	2.4	117,285	80,522	1.9	80,900
Asset-backed securities	115,093	2.4	119,180	109,507	2.7	112,268
Subtotal	521,978	11.0	539,204	456,986	11.1	469,461
Total	$4,743,873	100.0%	$4,958,933	$4,105,952	100.0%	$4,163,766

For the year ended December 31, 2014, the preceding table includes no NAIC 6 long-term bond investments.

For the year ended December 31, 2014, the preceding table includes sub-prime mortgage investments totaling $8,407 thousand under residential mortgage-backed securities. $6,624 thousand or 79% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2013, the preceding table includes no NAIC 6 long-term bond investments.

For the year ended December 31, 2013, the preceding table includes sub-prime mortgage investments totaling $10,456 thousand under residential mortgage-backed securities. 100% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2014	2013
Manufacturing	24.5%	23.6%
Finance and financial services	15.3	16.5
Public utilities	12.2	12.3
Oil and gas	7.7	8.6
U.S. and other governments	7.1	5.7
Residential mortgage-backed securities	6.2	6.5
Transportation	5.5	4.2
Communication	3.9	4.0

Single Premium Immediate Annuities ■ Statement of Additional Information	B-77

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

	2014	2013
Mining	3.8	4.4
Services	3.2	2.6
Revenue and Special Obligation	2.7	2.7
Commercial mortgage backed securities	2.4	2.0
Asset Backed Securities	2.4	2.7
Real estate investment trusts	1.9	2.3
Retail and wholesale trade	1.2	1.9
Total	100.0%	100.0%

Exchanges: The Company acquired bonds and stocks through exchanges aggregating $67,455 thousand and $120,379 thousand during the years ended December 31, 2014 and 2013, respectively. When exchanging securities, through non-monetary transactions, the Company generally accounts for assets at their fair value with any gains or losses realized at the date of exchange, unless a SEC Rule 144A security is exchanged for an equivalent unrestricted security. In these instances, the unrestricted security is recorded at the carrying value of the original 144A security.

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

The following represents OTTI on securities with the intent to sell or the inability to retain for the year ended December 31, 2014 (in thousands):

	1	2		3
	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized
a. Intent to sell	$2,922	$—	$72	$2,850
b. Inability to retain	—	—	—	—
Total	$2,922	$—	$72	$2,850

The Company had no OTTI on securities which it lacked the ability to hold or had the intent to sell for the year ended December 31, 2013.

The following table represents loan-backed and structured securities currently held by the Company that recognized OTTI as of December 31, 2014 (in thousands):

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
126171AQ0	$2,922	$—	[1]	$(72)	$2,850	$2,850	03/31/2014
Total				$(72)

¹	Impairment based on fair value.

The Company had no loan-backed or structured securities where the present value of cash flows expected to be collected was less than amortized cost and did not recognize any OTTI for the year ended December 31, 2013.

Other disclosures:

At December 31, 2014 and 2013, the carrying value of common stock denominated in foreign currency was $607 thousand and $573 thousand, respectively. The Company had no bonds denominated in foreign currency as of December 31, 2014 or 2013.

Debt securities amounting to approximately $8,242 thousand and $8,324 thousand at December 31, 2014 and 2013, respectively, were on deposit with governmental authorities or trustees, as required by law.

B-78	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The following table represents structured notes as of December 31, 2014 (in thousands):

CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
478373AA1	$7,159	$6,966	$7,071	No
Total	$7,159	$6,966	$7,071

Note 4—subsidiaries and affiliates

TIAA-CREF Life Insurance Agency, LLC (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. Agency’s carrying value of $1,159 thousand and $1,140 thousand at December 31, 2014 and 2013, respectively, is included in other long-term investments on the statutory-basis statements of admitted assets, liabilities and capital and surplus. The carrying value of Agency was not audited and only the cash balance in Agency was admitted in the Company’s balance sheet for the years ended December 31, 2014 or 2013.

At December 31, 2014 and 2013, respectively, the Company reported $13,100 thousand and $14,254 thousand as amounts due to parent, subsidiaries and affiliates.

Note 5—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, were as follows (in thousands):

	2014	2013	2012
Bonds	$163,914	$151,290	$145,961
Stocks	167	151	385
Mortgage loans	—	—	496
Cash, cash equivalents and short-term investments	33	28	441
Contract loans	594	400	259
Other long-term investments	798	781	788
Total gross investment income	$165,506	$152,650	$148,330
Less investment expenses	(4,471)	(3,846)	(2,831)
Net investment income before amortization of IMR	161,035	148,804	145,499
Amortization of IMR	1,244	1,525	2,250
Net investment income	$162,279	$150,329	$147,749

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31 were as follows (in thousands):

	2014	2013	2012
Bonds	$4,434	$3,031	$(2,804)
Stocks	212	—	256
Cash, cash equivalent and short-term investments	31	13	(7)
Total before capital gain (loss) tax and transfers to IMR	4,677	3,044	(2,555)
Transfers to IMR	(540)	(2,360)	(2,757)
Capital loss tax benefit (expense)	(1,168)	(721)	2,952
Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$2,969	$(37)	$(2,360)

Gross gains on long-term bonds of $4,719 thousand, $4,605 thousand and $5,668 thousand and gross losses on long-term bonds, excluding impairments considered to be other-than-temporary, of $213 thousand, $698 thousand and $184 thousand were realized during 2014, 2013 and 2012, respectively.

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in thousands):

	2014	2013	2012
Other-than-temporary impairments:
Bonds	$72	$876	$8,287
Total	$72	$876	$8,287

Single Premium Immediate Annuities ■ Statement of Additional Information	B-79

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2014, 2013 and 2012 were $39,351 thousand, $66,840 thousand and $199,747 thousand, respectively.

Note 6—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2014 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$4,958,933	$4,743,873	$—	$4,951,439	$7,494	$—
Common Stock	607	607	607	—	—	—
Preferred Stock	1,680	183	1,680	—	—	—
Separate Accounts	4,846,688	4,851,892	1,714,724	3,131,964	—	—
Contract Loans	16,077	16,077	—	—	16,077	—
Cash, Cash Equivalent and Short Term Investments	90,507	90,507	62,515	27,992	—	—
Total	$9,914,492	$9,703,139	$1,779,526	$8,111,395	$23,571	$—

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:			(in thousands)
Deposit-type Contracts	$2,298,473	$2,298,473	$—	$—	$2,298,473	$—
Separate Account	4,838,207	4,838,207	—	—	4,838,207	—
Total	$7,136,680	$7,136,680	$—	$—	$7,136,680	$—

B-80	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2013 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$4,163,766	$4,105,952	$—	$4,148,745	$15,021	$—
Common Stock	573	573	573	—	—	—
Preferred Stock	6,329	2,470	6,329	—	—	—
Separate Accounts	3,657,612	3,668,669	1,376,020	2,281,592	—	—
Contract Loans	10,467	10,467	—	—	10,467	—
Cash, Cash Equivalent and Short Term Investments	114,886	114,882	34,304	80,582	—	—
Total	$7,953,633	$7,903,013	$1,417,226	$6,510,919	$25,488	$—

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type Contracts	$2,013,451	$2,013,451	$—	$—	$2,013,451	$—
Separate Account	3,638,741	3,638,741	—	—	3,638,741	—
Total	$5,652,192	$5,652,192	$—	$—	$5,652,192	$—

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2014 and 2013. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Assets and liabilities measured and reported at fair value

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs that are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-81

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

Financial assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value at December 31 (in thousands):

	2014
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common Stock
Industrial and miscellaneous	$607	$—	$—	$607
Separate accounts assets, net	1,645,363	45,450	—	1,690,813
Total assets at fair value	$1,645,970	$45,450	$—	$1,691,420

Total liabilities at fair value	$—	$—	$—	$—

	2013
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common Stock
Industrial and miscellaneous	$573	$—	$—	$573
Separate accounts assets, net	1,309,909	79,037	—	1,388,946
Total assets at fair value	$1,310,482	$79,037	$—	$1,389,519

Total liabilities at fair value	$—	$—	$—	$—

For assets and liabilities held at December 31, 2014 and 2013, the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy. The Company’s policy is to recognize transfers between levels at the actual date of the event or change in circumstances that caused the transfer.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stocks and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange traded equities.

Level 2 financial instruments

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Level 3 financial instruments

There are no securities measured and reported at fair value in Level 3 as of December 31, 2014 and 2013.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because such instruments do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using tools such as matrix pricing models. Such models estimate fair value using discounted cash flows at a market yield considering the appropriate Treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2014 and 2013, there were no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

B-82	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Note 7—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company (dollars in thousands):

	Gross Restricted								Percentage
	12/31/2014
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$8,242	$—	$—	$—	$8,242	$8,324	$(82)	$8,242	0.084%	0.084%
Total Restricted Assets	$8,242	$—	$—	$—	$8,242	$8,324	$(82)	$8,242	0.084%	0.084%

	Gross Restricted								Percentage
	12/31/2013
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$8,324	$—	$—	$—	$8,324	$8,402	$(78)	$8,324	0.103%	0.104%
Total restricted assets	$8,324	$—	$—	$—	$8,324	$8,402	$(78)	$8,324	0.103%	0.104%

Note 8—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2014, the Company reported separate account assets and liabilities for the following products: Variable Life, Variable Annuity, Fixed Annuity, Group Life and Group Annuity.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized on May 23, 2001, and established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) is a unit investment trust and was organized on February 15, 2012 and established under New York Law for the purpose of issuing and funding group and individual variable life insurance policies. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established on July 27, 1998 to fund individual non-qualified variable annuities. VA-1 is registered with the Securities and Exchange Commission (the “Commission”) as a unit investment trust under the Investment Company Act of 1940. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value. During 2014, the Company redeemed $20 million of seed money from the Separate Account.

The Company’s Stable Value Separate Account-1 (“SVSA-1”) was established on May 14, 2012 as a non-unitized guaranteed separate account that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of this account are carried at amortized cost.

The Company’s Stable Value Separate Account-2 (“SVSA-2”) was established on May 21, 2012 as a non-unitized guaranteed separate account that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of this account are carried at amortized cost.

The Company’s Stable Value Separate Account-3 (“SVSA-3”) was established on November 13, 2013 as a non-unitized guaranteed separate account that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of this account are carried at amortized cost.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-83

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

SVSA accounts support contracts issued as one of several vehicles for stable value funds. Participant withdrawals from the stable value fund are typically funded through the stable value fund’s cash buffer account which is held outside of the contract. . In the event that the stable value fund’s cash buffer account is insufficient to pay participant and plan sponsor withdrawals, the sponsor of the stable value fund may request that the Company’s pro-rata share of such excess amounts be paid from the Company’s contract. Certain participant withdrawals requested from the Company’s contract are paid at book value and others are paid at the lesser of book value or market value. Plan Sponsor withdrawals from the stable value fund are typically paid (to the extent the fund’s cash buffer account is insufficient) at book value as long as 12 months advance notice is provided by the plan sponsor.

SVSA contracts utilize an interest crediting formula that includes a guaranteed crediting rate adjusted for the market value of the separate account assets over a period reflecting the duration of such assets.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TC Life VLI—1	Variable Life	Section 4240 of the New York Insurance Law
TC Life VLI—2	Variable Life	Section 4240 of the New York Insurance Law
TC Life VA—1	Variable Annuity	Section 4240 of the New York Insurance Law
TC Life MVA—1	Fixed Annuity	Section 4240 of the New York Insurance Law
TC Life SVSA—1	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA—2	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA—3	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, the Company’s Separate Account assets included both assets legally insulated and not legally insulated from the general account as follows (in thousands):

	2014		2013
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated
TC Life VLI -1	$99,979	$—	$83,355	$—
TC Life VLI—2	53,634	—	29,494	—
TC Life VA—1	1,484,466	—	1,189,555	—
TC Life MVA—1	—	52,734	—	86,542
TC Life SVSA—1	1,270,479	—	1,014,856	—
TC Life SVSA—2	784,300	—	514,387	—
TC Life SVSA—3	1,106,300	—	750,480	—
Total	$4,799,158	$52,734	$3,582,127	$86,542

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities of $2,323 thousand and $1,945 thousand, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

As of December 31, 2014, the general account of the Company had paid (received) $(401) thousand towards separate account guarantees. The total separate account guarantees paid (received) by the general account for the preceding four years ending at December 31, are as following (in thousands):

2013	$(11)
2012	$203
2011	$197
2010	$111

B-84	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Information regarding separate accounts of the Company is as follows (in thousands):

	December 31, 2014
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$824,282	$—	$354,973	$1,179,255
Reserves at 12/31/2014 for accounts with assets at:
Fair value	$22,325	$20,792	$1,635,095	$1,678,212
Amortized cost	3,115,288	—	—	3,115,288
Total reserves	$3,137,613	$20,792	$1,635,095	$4,793,500

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$22,325	$20,792	$—	$43,117
At fair value	3,115,288	—	1,635,095	4,750,383
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	—	—
Total reserves	$3,137,613	$20,792	$1,635,095	$4,793,500

	December 31, 2013
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$1,540,355	$—	$247,444	$1,787,799
Reserves at 12/31/2013 for accounts with assets at:
Fair value	$34,473	$22,367	$1,300,243	$1,357,083
Amortized cost	2,269,111	—	—	2,269,111
Total reserves	$2,303,584	$22,367	$1,300,243	$3,626,194

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$34,473	$22,367	$—	$56,840
At fair value	2,269,111	—	1,300,243	3,569,354
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	—	—
Total reserves	$2,303,584	$22,367	$1,300,243	$3,626,194

	December 31, 2012
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
	(in thousands)
Premiums, considerations or deposits	$726,731	$—	$152,204	$878,935
Reserves at 12/31/2012 for accounts with assets at:
Fair value	$35,999	$24,499	$952,048	$1,012,546
Amortized cost	728,526	—	—	728,526
Total reserves	$764,525	$24,499	$952,048	$1,741,072

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$32,123	$24,214	$—	$56,337
At fair value	728,526	—	952,048	1,680,574
At book value without fair value adjustment and with current surrender charge less than 5%	3,876	285	—	4,161
Total reserves	$764,525	$24,499	$952,048	$1,741,072

Single Premium Immediate Annuities ■ Statement of Additional Information	B-85

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2014	2013	2012
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$366,901	$266,154	$167,500
Transfers from Separate Accounts	(139,173)	(122,691)	(109,352)
Net transfers to Separate Accounts	227,728	143,463	58,148

Reconciling Adjustments:
Fund transfer exchange gain (loss)	(177)	(233)	(172)
Transfers as reported in the Statements of Operations of the Life, Accident & Health Annual Statement	$227,551	$143,230	$57,976

Note 9—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made monthly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA, at cost, on a monthly basis for certain investment management services, according to the terms of an Investment Management Agreement. Reimbursements of $105,472 thousand, $91,136 thousand and $71,383 thousand were made to TIAA for the years ended December 31, 2014, 2013 and 2012, respectively.

Teachers Advisors, Inc. (“Advisors”), a subsidiary of TIAA-CREF Asset Management LLC (“TCAM”), which is an indirectly owned subsidiary of TIAA, provides investment advisory services and other administrative services for the TIAA-CREF Life Separate Accounts in accordance with an Investment Management Agreement. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TCAM and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for the Separate Accounts. Reimbursement for services of $3,798 thousand, $2,229 thousand and $702 thousand were made to Advisors for the years ended December 31, 2014, 2013 and 2012, respectively.

Effective May 1, 2012, the Company reimbursed TPIS and Services, on an at cost basis, for distribution services for variable life and after tax annuities. Expenses associated with the distribution services agreement were $14,265 thousand, $11,807 thousand and $7,062 thousand for the years ended December 31, 2014, 2013 and 2012, respectively.

Services for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TCAM, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement were $8,724 thousand, $8,754 thousand and $6,544 thousand for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA.

The Company maintains a $100.0 million unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 13, 2015. As of December 31, 2014, $30.0 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 6.0 basis points on the unused committed amount. During the period ending December 31, 2014, 56 draw-downs totaling $181.5 million were made under this line of credit arrangement with no outstanding balance at December 31, 2014.

Note 10—federal income taxes

The Company has exceeded the highest RBC threshold level which allows the Company to apply the smallest limitations to admit deferred tax assets under SSAP 101. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. As of December 31, 2014 and December 31, 2013, the Company has not recorded a valuation allowance on deferred tax assets.

B-86	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The components of Net Deferred Tax Assets (“DTA”) and Deferred Tax Liabilities (“DTL”) at December 31 are as follows (in thousands):

	12/31/2014			12/31/2013			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$47,252	$4,692	$51,944	$36,627	$6,218	$42,845	$10,625	$(1,526)	$9,099
b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (a–b)	47,252	4,692	51,944	36,627	6,218	42,845	10,625	(1,526)	9,099
d) Deferred Tax Assets Non-admitted	29,101	3,022	32,123	22,078	4,808	26,886	7,023	(1,786)	5,237
e) Subtotal Net Admitted Deferred Tax Asset (c-d)	18,151	1,670	19,821	14,549	1,410	15,959	3,602	260	3,862
f) Deferred Tax Liabilities	1,263	1,064	2,327	2,750	1,410	4,160	(1,487)	(346)	(1,833)
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$16,888	$606	$17,494	$11,799	$—	$11,799	$5,089	$606	$5,695

	12/31/2014			12/31/2013			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101 (in thousands)
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$16,337	$606	$16,943	$11,799	$—	$11,799	$ 4,538	$ 606	$ 5,144
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From 2(a) above After Application of the Threshold Limitation.(The Lesser of (b)1 and (b)2 below)	551	—	551	—	—	—	551	—	551
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	551	—	551	—	—	—	551	—	551
2. Adjusted Gross DTA Allowed per Limitation Threshold	—	—	—	—	—	—	—	—	—
c) Adjusted Gross DTA (Excluding The Amount of DTA From (a) and (b) above) Offset by Gross DTL	1,263	1,064	2,327	2,750	1,410	4,160	(1,487)	(346)	(1,833)
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$18,151	$1,670	$19,821	$14,549	$1,410	$15,959	$ 3,602	$ 260	$ 3,862

(a) Ratio Percentage Used to Determine Recovery Period and Threshold limitation Amount	914%	891%
(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In (b)2 Above (in thousands)	$343,059	$391,771

Impact of Tax Planning Strategies: (dollars in thousands)

	12/31/2014		12/31/2013		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2-4) Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage.
1. Adjusted Gross DTAs amount from Note 9A1 (c)	$47,252	$4,692	$36,627	$6,218	$10,625	$(1,526)
2. Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
3. Net admitted Adjusted Gross DTAs amount from Note 9A1 (e)	$18,151	$1,670	$14,549	$1,410	$3,602	$260
4. Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company does not use reinsurance in its tax-planning strategy.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-87

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

Current income taxes incurred consist of the following major components (in thousands):

	12/31/2014	12/31/2013	12/31/2012
Current Income Tax:
Federal income taxes expense	$7,074	$7,007	$1,240
Foreign taxes	—	—	—
Subtotal	7,074	7,007	1,240
Federal income taxes expense (benefit) on capital gains (losses)	1,322	720	(2,844)
Other	(362)	(57)	(106)
Federal and foreign income taxes expense (benefit)	$8,034	$7,670	$(1,710)

	12/31/2014	12/31/2013	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$12,216	$12,214	$2
Deferred acquisition costs	31,809	21,210	10,599
Unauthorized reinsurance	2,840	2,809	31
Other (including items < 5% of total ordinary tax assets	387	394	(7)
Subtotal	47,252	36,627	10,625
Non-admitted	29,101	22,078	7,023
Admitted ordinary deferred tax assets	$18,151	$14,549	$3,602

Capital
Investments	$4,692	$6,218	$(1,526)
Net capital loss carry-forward	—	—	—
Subtotal	4,692	6,218	(1,526)
Statutory valuation allowance (“SVA”) adjustment	—	—	—
Non-admitted	3,022	4,808	(1,786)
Admitted capital deferred tax assets	1,670	1,410	260
Admitted deferred tax assets	$19,821	$15,959	$3,862

Deferred Tax Liabilities:
Ordinary
Investments	$1,263	$2,750	$(1,487)
Capital	1,064	1,410	(346)
Deferred tax liabilities	$2,327	$4,160	$(1,833)

Net Deferred Tax Assets / Liabilities:
Assets/Liabilities	$17,494	$11,799	$5,695

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) for the years ended December 31 (in thousands):

	2014	2013	Change
Total deferred tax assets	$51,944	$42,845	$9,099
Total deferred tax liabilities	(2,327)	(4,160)	1,833
Net deferred tax assets/liabilities	49,617	38,685	10,932
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets/liabilities after SVA	$49,617	$38,685	$10,932

Tax effect of unrealized gains/(losses)			—
Statutory valuation allowance adjustment allocated to unrealized			—
Other intra-period allocation of deferred tax movement			—
Change in net deferred income tax (charge) benefit			$10,932

B-88	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2014 are as follows (dollars in thousands):

Description	Amount	Effective Tax Rate
Provision computed at statutory rate	$(3,133)	35.00%
Dividends received deduction	(147)	1.64
Dividends-prior year adjustment	383	(4.28)
Amortization of interest maintenance reserve	(435)	4.86
Tax on unrealized gains	1,639	(18.31)
Other interest maintenance reserve	198	(2.21)
Prior year true-up	64	(0.71)
Other	(34)	0.38
Total	$(1,465)	16.37%

Federal and foreign income tax incurred	$8,034	(89.75)%
Unauthorized reinsurance	31	(0.35)
Change in net deferred income tax charge (benefit)	(10,932)	122.13
Tax effect on unrealized capital gain	341	(3.81)
807(f) 10-year spread adjustment	97	(1.08)
Market discount deferred adjustment	964	(10.77)
Total statutory income taxes	$(1,465)	16.37%

At December 31, 2014, the Company had no net operating loss carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total
2012	$1,182	$—	$1,182
2013	6,800	565	7,365
2014	7,074	1,322	8,396
Total	$15,056	$1,887	$16,943

There were no deposits reported as admitted assets under IRC Section 6603.

The Company files a consolidated federal income tax return with its parent, TIAA and its affiliates:

1) Teachers Insurance and Annuity Association

2) Dan Properties, Inc.

3) JV Georgia One, Inc.

4) JWL Properties, Inc.

5) ND Properties, Inc.

6) TCT Holdings, Inc.

7) Teachers Advisors, Inc.

8) Teachers Personal Investors Service, Inc.

9) T-Investment Properties Corp.

10) TIAA-CREF Tuition Financing, Inc.

11) TIAA-CREF Trust Company, FSB

12) 730 Texas Forest Holdings, Inc.

13) T-C Sports Co., Inc.

14) TIAA Board of Overseers

15) TIAA Park Evanston, Inc.

16) Oleum Holding Company, Inc.

17) Covariance Capital Management, Inc.

18) T-C SP, Inc.

19) GreenWood Resources, Inc.

20) Terra Land Company

21) Westchester Group Asset Management, Inc.

22) Westchester Group Farm Management, Inc.

23) Westchester Group Real Estate, Inc.

24) T-C Pepper Building GP, LLC

25) T-C 1619 Walnut Street GP, LLC

26) Nuveen Asia Investments, Inc.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-89

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

27) Nuveen Holdings, Inc.

28) Nuveen Investment Solutions, Inc.

29) Nuveen Investments Advisors, Inc.

30) Rittenhouse Asset Management, Inc.

31) Nuveen Investments Holdings, Inc.

32) Nuveen Investments, Inc.

33) Nuveen Securities, LLC

34) Nuveen Investments Institutional Services Group, LLC

35) TIAA-CREF Asset Management Finance Company, LLC

36) T-C Europe Holding Inc.

37) Westchester Group Investment Management, Inc.

38) Westchester Group Investment Management Holding Company Inc.

The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The Company had no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R. Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101, Income Taxes – A Replacement of SSAP No. 10R and SSAP No. 10, for which it is reasonably possible that the total liability will significantly increase within 12 months of the reporting date.

The Company’s tax years 2007 through 2014 are open to examination and the IRS is currently examining tax years 2007, 2008 and 2009.

Note 11—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA, allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $2,885 thousand, $2,499 thousand and $2,022 thousand for the years ended December 31, 2014, 2013 and 2012, respectively and for other postretirement benefit plans was $429 thousand, $696 thousand and $463 thousand for the years ended December 31, 2014, 2013 and 2012, respectively.

Note 12—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 (“AG43”) for variable annuity products and Actuarial Guideline 33 for all other products.

Based on the asset adequacy and AG43 analyses, the Company maintained additional reserve at the same level of $30 million for both 2014 and 2013, respectively. On this basis, it was determined that the Company’s reserves were sufficient to meet its obligations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (dollars in thousands):

2014	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$43,117	$—	$43,117	0.5%
At book value less current surrender charge of 5% or more	2,043	—	—	2,043	—
At fair value	—	3,115,287	1,484,854	4,600,141	55.6
Total with adjustment or at fair value	$2,043	$3,158,404	$1,484,854	$4,645,301	56.1%
At book value without adjustment (minimal or no charge or adjustment)	3,527,228	—	—	3,527,228	42.6
Not subject to discretionary withdrawal	105,674	—	—	105,674	1.3
Total (gross)	$3,634,945	$3,158,404	$1,484,854	$8,278,203	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$3,634,945	$3,158,404	$1,484,854	$8,278,203

B-90	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

2013	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$56,840	$—	$56,840	0.8%
At book value less current surrender charge of 5% or more	665	—	—	665	—
At fair value	—	2,269,110	1,189,810	3,458,920	50.3
Total with adjustment or at fair value	$665	$2,325,950	$1,189,810	$3,516,425	51.1%
At book value without adjustment (minimal or no charge or adjustment)	3,253,987	—	—	3,253,987	47.3
Not subject to discretionary withdrawal	108,691	—	—	108,691	1.6
Total (gross)	$3,363,343	$2,325,950	$1,189,810	$6,879,103	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$3,363,343	$2,325,950	$1,189,810	$6,879,103

Annuity reserves and deposit-type contract funds for the year ended December 31 are as follows (in thousands):

	2014	2013
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$1,334,760	$1,348,130
Supplementary contracts with life contingencies	1,712	1,762
Deposit-type contracts	2,298,473	2,013,451
Subtotal	3,634,945	3,363,343

Separate Accounts:
Annuities	1,515,911	1,238,184
Supplementary contracts with life contingencies	243	234
Deposit-type contracts	3,127,104	2,277,342
Subtotal	4,643,258	3,515,760
Total	$8,278,203	$6,879,103

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 3.5% through 4.5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4.0%.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of reserves. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2014 or December 31, 2013. The Company had $32.9 billion and $29.8 billion of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2014 and 2013, respectively.

Premium deficiency reserves related to the above insurance totaled $16,343 thousand and $15,600 thousand at December 31, 2014 and 2013, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-91

Notes to statutory—basis financial statements	concluded

TIAA-CREF Life Insurance Company  ■  December 31, 2014

Note 13—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations “Insurance and annuity premiums and other considerations are as follows (in thousands):

	Years Ended December 31,
	2014	2013	2012
Direct premiums	$802,560	$599,917	$341,542
Ceded premiums	(125,096)	(118,103)	(56,650)
Net premiums	$677,464	$481,814	$284,892

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2014	2013	2012
Reinsurance ceded:
Aggregate reserve for life and health insurance	$476,220	$437,220	$397,767
Insurance and annuity premiums	$125,095	$118,103	$56,650
Policy and contract benefits	$29,940	$26,240	$14,005
Increase in policy and contract reserves	$39,000	$39,454	$40,128

Note 14—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2014	2013
Net unrealized capital gains	$54	$314
Asset valuation reserve	$(9,368)	$(3,773)
Net deferred federal income tax	$10,932	$16,015
Change in non-admitted assets	$(6,925)	$(11,809)
Change in liability for reinsurance of unauthorized companies	$(88)	$(6,837)
Surplus withdrawn from separate accounts	$23,379	$24
Change in surplus of separate accounts	$(19,716)	$(3,680)

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder.

Note 15—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC and Federal governmental authorities. The Company cooperates in these inquiries.

Note 16—subsequent event

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 7, 2015, the date the financial statements were available to be issued. No such items were identified by the Company.

B-92	Statement of Additional Information ■ Single Premium Immediate Annuities

Single Premium Immediate Annuities ■ Statement of Additional Information	B-93

Report of management responsibility

April 6, 2015

To the Policyholders of Teachers Insurance and Annuity Association of America:

Financial Statements

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Department of Financial Services. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Senior Managing Director, Chief Auditor regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2014, 2013 and 2012. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion in all material respects on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York Department of Financial Services and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Internal Control over Financial Reporting

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2014, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework (2013 Framework). Based on that assessment, management concluded that, as of December 31, 2014, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework (2013 Framework).

Management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2014 has been audited by PricewaterhouseCoopers LLP, an independent public accounting firm, as stated in their report dated April 6, 2015.

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

B-94	Statement of Additional Information ■ Single Premium Immediate Annuities

Independent auditor’s report

To the Board of Trustees of Teachers Insurance and Annuity Association of America

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, which comprise the statutory-basis statements of admitted assets, liabilities, and capital and contingency reserves as of December 31, 2014 and 2013 and the related statutory-basis statements of operations, of changes in capital and contingency reserves and of cash flows for each of the three years in the period ended December 31, 2014. We also have audited Teachers Insurance and Annuity Association of America’s internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

MANAGEMENT’S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services; this includes the design, implementation, and maintenance of effective internal control over financial reporting relevant to the preparation and fair presentation of the statutory-basis financial statements that are free from material misstatement, whether due to error or fraud. Management is also responsible for its assertion about the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility—Internal Control over Financial Reporting.

AUDITOR’S RESPONSIBILITY

Our responsibility is to express an opinion on the statutory-basis financial statements and an opinion on the Company’s internal control over financial reporting based on our audits. We conducted our audits of the statutory-basis financial statements in accordance with auditing standards generally accepted in the United States of America and our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement and whether effective internal control over financial reporting was maintained in all material respects.

An audit of financial statements involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit of financial statements also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. An audit of internal control over financial reporting involves obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control over financial reporting based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that the audit evidence we obtained is sufficient and appropriate to provide a basis for our opinions.

DEFINITIONS AND INHERENT LIMITATIONS OF INTERNAL CONTROL OVER FINANCIAL REPORTING

A company’s internal control over financial reporting is a process effected by those charged with governance, management, and other personnel, designed to provide reasonable assurance regarding the preparation of reliable statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the statutory-basis financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-95

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows thereof for each of the three years in the period ended December 31, 2014.

OPINIONS ON STATUTORY-BASIS OF ACCOUNTING AND INTERNAL CONTROL OVER FINANCIAL REPORTING

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and contingency reserves of Teachers Insurance and Annuity Association of America as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control—Integrated Framework (2013) issued by COSO.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 6, 2015

B-96	Statement of Additional Information ■ Single Premium Immediate Annuities

Statutory—basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions)	2014	2013

ADMITTED ASSETS
Bonds	$180,086	$181,121
Preferred stocks	100	48
Common stocks	2,903	2,675
Mortgage loans	15,613	14,246
Real estate	1,966	1,812
Cash, cash equivalents and short-term investments	1,542	1,362
Contract loans	1,555	1,466
Derivatives	218	60
Securities lending collateral assets	614	—
Other long-term investments	26,018	20,059
Investment income due and accrued	1,756	1,763
Federal income taxes	5	6
Net deferred federal income tax asset	3,221	3,089
Other assets	506	439
Separate account assets	26,531	22,348
Total admitted assets	$262,634	$250,494

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$189,956	$185,946
Dividends due to policyholders	1,942	1,937
Interest maintenance reserve	2,106	2,283
Asset valuation reserve	5,020	4,633
Derivatives	123	311
Amounts payable for securities lending	614	—
Other liabilities	2,431	2,262
Separate account liabilities	26,522	22,343
Total liabilities	228,714	219,715

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	4,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	29,917	28,776
Total capital and contingency reserves	33,920	30,779
Total liabilities, capital and contingency reserves	$262,634	$250,494

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-97

Statutory—basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2014	2013	2012

REVENUES
Insurance and annuity premiums and other considerations	$12,910	$14,395	$12,085
Annuity dividend additions	1,783	1,585	1,312
Net investment income	11,253	11,274	11,042
Other revenue	251	242	231
Total revenues	$26,197	$27,496	$24,670

BENEFITS AND EXPENSES
Policy and contract benefits	$13,726	$12,900	$11,733
Dividends to policyholders	3,589	3,409	3,128
Increase in policy and contract reserves	3,927	5,749	4,604
Net operating expenses	1,481	1,035	922
Net transfers to separate accounts	1,676	1,879	1,518
Other benefits and expenses	474	384	318
Total benefits and expenses	$24,873	$25,356	$22,223

Income before federal income taxes and net realized capital gains (losses)	$1,324	$2,140	$2,447
Federal income tax (benefit)	(37)	(28)	(11)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(377)	(417)	(416)
Net income	$984	$1,751	$2,042

B-98	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Statutory—basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total

Balance, December 31, 2011	$3	$27,128	$27,131
Net Income		2,042	2,042
Net unrealized capital gains on investments		490	490
Change in asset valuation reserve		(599)	(599)
Change in surplus of separate accounts		64	64
Change in net deferred income tax		(1,119)	(1,119)
Prior year surplus adjustment		(5)	(5)
Change in non-admitted assets:
Deferred federal income tax asset		1,285	1,285
Other assets		20	20
Balance, December 31, 2012	$3	$29,306	$29,309

Net Income		1,751	1,751
Net unrealized capital gains on investments		1,193	1,193
Change in asset valuation reserve		(1,209)	(1,209)
Change in surplus of separate accounts		(18)	(18)
Change in net deferred income tax		(1,083)	(1,083)
Change in post-retirement benefit liability		(11)	(11)
Change in non-admitted assets:
Deferred federal income tax asset		937	937
Other assets		(90)	(90)
Balance, December 31, 2013	$3	$30,776	$30,779

Net Income		984	984
Net unrealized capital gains on investments		337	337
Change in asset valuation reserve		(387)	(387)
Change in net deferred income tax		(447)	(447)
Change in post-retirement benefit liability		60	60
Change in non-admitted assets:
Deferred federal income tax asset		579	579
Other assets		15	15
Issuance of surplus notes		2,000	2,000
Balance, December 31, 2014	$3	$33,917	$33,920

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-99

Statutory—basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2014	2013	2012

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$12,914	$14,398	$12,084
Net investment income	10,742	10,770	10,590
Miscellaneous income	249	219	199
Total Receipts	23,905	25,387	22,873
Policy and contract benefits	13,736	12,954	11,722
Operating expenses	1,561	1,276	1,127
Dividends paid to policyholders	1,801	1,741	1,693
Federal income tax expense (benefit)	(32)	(13)	(16)
Net transfers to separate accounts	1,673	1,505	597
Total Disbursements	18,739	17,463	15,123
Net cash from operations	5,166	7,924	7,750

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	24,289	26,969	26,689
Stocks	207	872	843
Mortgage loans and real estate	2,434	2,131	2,954
Other invested assets	2,473	3,293	2,184
Miscellaneous proceeds	365	12	13
Cost of investments acquired:
Bonds	23,043	32,998	31,963
Stocks	474	936	559
Mortgage loans and real estate	4,016	3,753	2,784
Other invested assets	8,665	3,482	3,472
Miscellaneous applications	703	248	270
Net cash from investments	(7,133)	(8,140)	(6,365)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	2,000	—	—
Borrowed money	—	(51)	(757)
Net deposits on deposit-type contracts funds	71	70	53
Other cash provided (applied)	76	(122)	403
Net cash from financing and other	2,147	(103)	(301)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	180	(319)	1,084
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,362	1,681	597

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,542	$1,362	$1,681

B-100	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America  ■  December 31, 2014

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 that for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

	For the Years Ended December 31,
(in millions)	2014	2013	2012
Net Income, New York SAP	$984	$1,751	$2,042
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	—	2	2
Deferred and Payout Annuities issued after 2000	94	73	63
Net Income, NAIC SAP	$1,078	$1,826	$2,107

Capital and Contingency Reserves, New York SAP	$33,920	$30,779	$29,309
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	20	20	18
Deferred and Payout Annuities issued after 2000	4,084	3,990	3,917
Capital and Contingency Reserves, NAIC SAP	$38,024	$34,789	$33,244

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•	Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

Single Premium Immediate Annuities ■ Statement of Additional Information	B-101

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP purposes. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

B-102	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, which the Company has the intent and ability to hold, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-103

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are stated at cost adjusted for the Company’s percentage of the most recent available financial statements based on the underlying U.S. GAAP, International Financial Reporting Standards or U.S. Tax basis equity as reflected on the respective entity’s financial statements. Any lag in reporting for these investments shall be consistent from period to period.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation. The carrying amount of the Company’s investments in surplus notes was $87 million and $91 million for the years ended December 31, 2014 and 2013, respectively.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes.

Derivatives used by the Company may include swaps, forwards, futures and options.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. A currency translation adjustment computed at the spot rate is recorded for these foreign currency swaps as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value Separate Account (“TSV”) products which are accounted for at book value in accordance with NYDFS guidance.

B-104	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally a portion of deferred federal income tax (“DFIT”) assets, certain investments in other long-term investments, furniture and equipment, leasehold improvements, and prepaid expenses). The non-admitted portion of the DFIT asset was $7,448 million and $8,027 million at December 31, 2014 and 2013, respectively. Investment related non-admitted assets totaled $188 million and $187 million at December 31, 2014 and 2013, respectively. Other non-admitted assets were $780 million and $795 million at December 31, 2014 and 2013, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $1,522 million and $1,246 million at December 31, 2014 and 2013, respectively. Related depreciation expenses incurred by TIAA were $122 million, $77 million and $51 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $481 million and $455 million at December 31, 2014, and 2013, respectively. Related depreciation expenses incurred by TIAA were $8 million, $10 million and $18 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5, or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-105

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities”.

Security Lending Program: The Company has a security lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Amounts payable for securities lending.” Securities lending income and expense are recorded in the accompanying Statements of Operations as net investment income.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Application of new accounting pronouncements:

Effective January 1, 2013, the Company adopted SSAP No. 92—Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14. SSAP No. 92 was effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers a defined benefit postretirement plan to its employees. Any unfunded defined benefit amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company determined that SSAP No. 92 did not have a material impact.

Effective January 1, 2013, the Company adopted SSAP No. 103—Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 103 was effective for years beginning on and after January 1, 2013 and applied prospectively. Early application is prohibited. This statement must be applied to transfers occurring on or after the effective date. The concept of a qualifying special purpose entity is no longer relevant for statutory accounting purposes. The unit of account for sale treatment is defined to be an entire financial asset or a pro rata participating interest without subordination. The disclosure provisions of this statement are applied to transfers that occurred both before and after the effective date of this statement. SSAP No. 103 did not have an impact on the Company.

B-106	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Note 3—long-term bonds, preferred stocks, and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2014
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$39,309	$4,567	$(63)	$43,813
All other governments	4,379	548	(20)	4,907
States, territories and possessions	700	87	(1)	786
Political subdivisions of states, territories, and possessions	558	36	(5)	589
Special revenue and special assessment, non-guaranteed agencies and government	18,372	1,532	(81)	19,823
Credit tenant loans	6,493	527	(13)	7,007
Industrial and miscellaneous	107,462	8,550	(607)	115,405
Hybrids	918	78	(12)	984
Parent, subsidiaries and affiliates	1,895	23	(1)	1,917
Total bonds	180,086	15,948	(803)	195,231
Preferred stocks	100	21	—	121
Total bonds and preferred stocks	$180,186	$15,969	$(803)	$195,352

	2013
		Excess of
(in millions)	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$41,161	$1,841	$(1,169)	$41,833
All other governments	3,929	381	(76)	4,234
States, territories and possessions	647	23	(15)	655
Political subdivisions of states, territories, and possessions	491	8	(23)	476
Special revenue and special assessment, non-guaranteed agencies and government	18,862	1,307	(652)	19,517
Credit tenant loans	5,796	365	(92)	6,069
Industrial and miscellaneous	107,416	6,447	(2,155)	111,708
Hybrids	1,002	60	(16)	1,046
Parent, subsidiaries and affiliates	1,817	54	—	1,871
Total bonds	181,121	10,486	(4,198)	187,409
Preferred stocks	48	40	—	88
Total bonds and preferred stocks	$181,169	$10,526	$(4,198)	$187,497

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-107

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2014
Loan-backed and structured bonds	$1,796	$(22)	$1,774	$6,182	$(256)	$5,926
All other bonds	7,657	(254)	7,403	8,691	(291)	8,400
Total bonds	$9,453	$(276)	$9,177	$14,873	$(547)	$14,326
Unaffiliated common stocks	29	(4)	25	—	—	—
Preferred stocks	11	—	11	—	—	—
Total bonds and stocks	$9,493	$(280)	$9,213	$14,873	$(547)	$14,326

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2013
Loan-backed and structured bonds	$16,499	$(1,026)	$15,473	$5,111	$(565)	$4,546
All other bonds	31,179	(1,995)	29,184	5,485	(702)	4,783
Total bonds	$47,678	$(3,021)	$44,657	$10,596	$(1,267)	$9,329
Unaffiliated common stocks	2	—	2	106	(48)	58
Preferred stocks	—	—	—	5	(1)	4
Total bonds and stocks	$47,680	$(3,021)	$44,659	$10,707	$(1,316)	$9,391

As of December 31, 2014, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in oil and gas (42%), services (10%), and mining (9%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2014, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in residential mortgage-backed securities (28%), commercial mortgage-backed securities (13%), and oil and gas (10%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (22%), U.S., Canada and other government (22%) and public utilities (8%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (25%), U.S., Canada and other government (23%), and residential mortgage-backed securities (14%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other–than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (dollars in millions):

	December 31, 2014			December 31, 2013
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$4,160	2.3%	$4,253	$4,724	2.6%	$4,819
Due after one year through five years	17,676	9.8	19,152	20,503	11.3	22,126
Due after five years through ten years	38,670	21.5	40,121	35,068	19.4	35,983

B-108	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	December 31, 2014			December 31, 2013
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due after ten years	$47,779	26.5%	$54,838	$45,218	25.0%	$45,939
Subtotal	108,285	60.1	118,364	105,513	58.3	108,867
Residential mortgage-backed securities	44,187	24.5	47,745	47,094	26.0	49,304
Commercial mortgage-backed securities	10,817	6.0	11,191	10,785	5.9	10,821
Asset-backed securities	16,797	9.4	17,931	17,729	9.8	18,417
Subtotal	71,801	39.9	76,867	75,608	41.7	78,542
Total	$180,086	100.0%	$195,231	$181,121	100.0%	$187,409

For the year ended December 31, 2014, the preceding table includes sub-prime mortgage investments totaling $2,721 million under residential mortgage-backed securities. $2,552 million or 94% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2013, the preceding table includes sub-prime mortgage investments totaling $2,988 million under residential mortgage-backed securities. $2,712 million or 91% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2014	2013
Residential mortgage-backed securities	24.5%	26.0%
U.S. and other governments	11.1	11.4
Manufacturing	10.8	10.2
Asset-backed securities	9.3	9.8
Public utilities	9.3	8.3
Commercial mortgage-backed securities	6.0	6.0
Finance and financial services	5.8	5.8
Oil and gas	5.2	5.2
Services	4.5	4.2
Revenue and special obligations	3.6	3.3
Communications	3.1	3.1
Retail and wholesale trade	1.7	1.8
Transportation	1.4	1.3
Mining	1.3	1.3
Other	1.3	1.2
Real estate investment trusts	1.1	1.1
Total	100.0%	100.0%

At December 31, 2014 and 2013, 93.2% and 93.3%, respectively, of the long-term bond portfolio was comprised of investment grade securities (NAIC 1 and 2).

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage- backed securities portfolio (“RMBS”) at December 31, (in millions):

	2014		2013
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$43,699	$47,262	$46,273	$48,511
2	207	210	377	379
3	81	77	172	153
4	99	95	135	126
5	85	84	116	112
6	16	17	21	23
Total	$44,187	$47,745	$47,094	$49,304

Single Premium Immediate Annuities ■ Statement of Additional Information	B-109

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

With respect to the RMBS in the above table, approximately 99% were rated investment grade (NAIC 1 and 2) at December 31, 2014 and 2013, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP No. 43R—Loan-Backed and Structured Securities. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio at December 31, (in millions):

	2014		2013
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$10,248	$10,623	$9,312	$9,384
2	133	134	271	273
3	111	109	219	212
4	104	96	319	292
5	147	147	469	428
6	74	82	195	232
Total	$10,817	$11,191	$10,785	$10,821

With respect to the CMBS in the above table, approximately 96% and 89% were rated investment grade (NAIC 1 and 2) and approximately 24% and 38% were issued prior to 2006 (based on carrying value) at December 31, 2014 and 2013, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table at December 31, (in millions):

	2014	2013
Due in one year or less	$79	$—
Due after one year through five years	22	68
Due after five years through ten years	25	—
Due after ten years	1	2
Subtotal	127	70
Residential mortgage-backed securities	16	21
Commercial mortgage-backed securities	74	195
Asset-backed securities	54	57
Total	$271	$343

Troubled Debt Restructuring: During 2014, the Company recorded bonds with book values aggregating $48 million through troubled debt restructurings. When restructuring troubled debt, the Company generally accounts for assets at their fair value at the time of restructuring or at the book value of the assets given up if lower. If the fair value is less than the book value of the assets given up, the required write-down is recognized as a realized capital loss.

There were no troubled debt restructurings during 2013.

Exchanges: During 2014 and 2013, the Company also acquired bonds and stocks through exchanges aggregating $1,892 million and $2,623 million, of which approximately $27 million and $18 million were acquired through non-monetary transactions, respectively. When exchanging securities through non-monetary transactions, the Company generally accounts for assets at their fair value with any gains or losses realized at the date of the exchange, unless a SEC Rule 144A security is exchanged for an equivalent unrestricted security. In these instances, the unrestricted security is recorded at the carrying value of the original 144A security.

B-110	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

The following table represents OTTI on securities with the intent to sell or the inability to retain for the year ended December 31, 2014 (in millions):

	1	2		3
	Amortized	OTTI Recognized in Loss
	Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$370	$79	$(20)	$311
b. Inability to retain	—	—	—	—
Total 1st Quarter	$370	$79	$(20)	$311

OTTI recognized 2nd Quarter
a. Intent to sell	$115	$16	$1	$98
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$115	$16	$1	$98

OTTI recognized 3rd Quarter
a. Intent to sell	$1,588	$40	$3	$1,545
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$1,588	$40	$3	$1,545

OTTI recognized 4th Quarter
a. Intent to sell	$40	$—	$— *	$40
b. Inability to retain	—	—	—	—
Total 4th Quarter	$40	$—	$— *	$40

Annual Aggregate Total		$135	$(16)

*	Aggregate total less than $1 million

The following table represents OTTI on securities with the intent to sell or the inability to retain for the year ended December 31, 2013 (in millions):

	1	2		3
	Amortized	OTTI Recognized in Loss
	Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)

OTTI recognized 1st Quarter	$39	$(4)	$8	$35
a. Intent to sell
b. Inability to retain	—	—	—	—
Total 1st Quarter	$39	$(4)	$8	$35

OTTI recognized 2nd Quarter	$38	$5	$3	$30
a. Intent to sell
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$38	$5	$3	$30

OTTI recognized 3rd Quarter	$160	$19	$(1)	$142
a. Intent to sell
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$160	$19	$(1)	$142

OTTI recognized 4th Quarter	$—	$—	$—	$—
a. Intent to sell
b. Inability to retain	—	—	—	—
Total 4th Quarter	$—	$—	$—	$—

Annual Aggregate Total		$20	$10

Single Premium Immediate Annuities ■ Statement of Additional Information	B-111

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, 2014, the Company held loan-backed and structured securities with an OTTI recognized during 2014 where the present value of cash flows expected to be collected is less than the amortized cost.

The following table represents loan-backed and structured securities currently held by the Company that recognized OTTI for the year ended December 31, 2014, (in whole dollars):

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
03762AAB5	$2,734,082	$1,253,400		$(1,480,682)	$1,253,400	$3,519,000	12/31/2014
05948KC98	10,940,826	10,792,340		(148,486)	10,792,340	11,129,103	12/31/2014
126694AG3	17,072,799	16,968,425		(104,374)	16,968,425	20,000,943	12/31/2014
126694TW8	11,988,056	11,832,470		(155,586)	11,832,470	12,734,251	12/31/2014
126694W61	11,690,543	11,617,920		(72,623)	11,617,920	13,725,311	12/31/2014
12669EWY8	2,387,237	2,080,712		(306,525)	2,080,712	3,107,425	12/31/2014
16165TBJ1	5,494,134	5,385,163		(108,971)	5,385,163	6,790,243	12/31/2014
17309YAD9	14,072,641	13,357,782		(714,859)	13,357,782	14,080,741	12/31/2014
32051G2J3	21,150,834	21,036,846		(113,988)	21,036,846	21,362,460	12/31/2014
32051GDA0	3,337,908	3,285,886		(52,022)	3,285,886	3,598,186	12/31/2014
32051GN35	13,669,711	13,554,083		(115,628)	13,554,083	13,638,031	12/31/2014
32051GP41	14,092,595	13,974,165		(118,430)	13,974,165	14,046,468	12/31/2014
32051GUQ6	16,672,788	16,395,549		(277,239)	16,395,549	16,690,807	12/31/2014
32052RAM2	6,849,206	6,778,596		(70,610)	6,778,596	7,422,021	12/31/2014
36185MAJ1	11,404,026	11,011,722		(392,304)	11,011,722	11,425,098	12/31/2014
36185NA91	208,810	154,690		(54,120)	154,690	121,321	12/31/2014
36185NE63	379,817	308,513		(71,304)	308,513	286,006	12/31/2014
36185NW55	338,449	239,920		(98,529)	239,920	229,107	12/31/2014
576434JM7	932,547	460,853		(471,694)	460,853	309,443	12/31/2014
57643MMH4	9,073,706	9,023,008		(50,698)	9,023,008	9,800,138	12/31/2014
76110WUM6	1,221,796	1,176,075		(45,721)	1,176,075	1,331,642	12/31/2014
76111XN90	3,465,113	3,404,157		(60,956)	3,404,157	4,517,192	12/31/2014
126671R73	176,454	73,842		(102,612)	73,842	385,003	12/31/2014
126671R65	1,764,362	184,520		(1,579,842)	184,520	1,284,783	12/31/2014
294751EM0	669,258	176,843		(492,415)	176,843	276,291	12/31/2014
294751DY5	372,316	230,017		(142,299)	230,017	323,585	12/31/2014
75971EAF3	276,375	274,016		(2,359)	274,016	299,550	12/31/2014
362375AD9	8,280,441	8,107,688		(172,753)	8,107,688	8,944,137	12/31/2014
61752JAF7	6,038,214	5,897,359		(140,855)	5,897,359	6,424,892	12/31/2014
76110WRW8	1,780,088	1,726,587		(53,501)	1,726,587	1,718,917	12/31/2014
759950GW2	8,051,708	7,917,453		(134,255)	7,917,453	7,783,105	12/31/2014
294751DX7	2,429,968	1,771,217		(658,751)	1,771,217	1,406,650	12/31/2014
17307GVK1	9,206,717	9,165,625		(41,092)	9,165,625	9,976,977	12/31/2014
76110WUL8	13,963,916	13,728,423		(235,493)	13,728,423	14,099,430	12/31/2014
294751AW2	976,547	937,706		(38,841)	937,706	914,635	12/31/2014
294751EL2	3,126,593	3,036,302		(90,291)	3,036,302	2,605,052	12/31/2014
03927PAF5	1,845,826	1,676,250		(169,576)	1,676,250	250,000	12/31/2014
576434JL9	9,543,859	9,218,243		(325,616)	9,218,243	9,320,853	12/31/2014
12669GU25	2,528,043	2,477,975		(50,068)	2,477,975	2,500,049	12/31/2014
93936HAL0	2,642,577	2,411,144		(231,433)	2,411,144	2,496,575	12/31/2014
02149FAH7	5,477,914	5,243,473		(234,441)	5,243,473	5,717,467	12/31/2014
36185NJ50	616,834	461,505		(155,329)	461,505	329,027	12/31/2014
74951PCY2	215,015	178,463		(36,552)	178,463	216,400	12/31/2014
12667F7D1	14,693,497	14,683,481		(10,016)	14,683,481	15,546,390	12/31/2014
12667GBA0	44,757,414	44,675,681		(81,733)	44,675,681	46,387,922	12/31/2014
16162WNB1	13,719,711	13,694,995		(24,716)	13,694,995	14,515,208	12/31/2014
32051GVL6	14,494,569	14,278,615		(215,954)	14,278,615	14,889,640	12/31/2014
31393YY41	10,102,779	9,764,726		(338,053)	9,764,726	7,963,052	12/31/2014
36185NW48	1,906,503	1,648,001		(258,502)	1,648,001	1,380,507	12/31/2014
02005ACW6	38,769,744	—	[1]	(64,428)	38,705,316	38,705,316	12/31/2014

B-112	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
201728EG3	$6	$—	[1]	$(4)	$2	$2	12/31/2014
22540A6L7	13,770	—	[1]	(2,568)	11,202	11,202	12/31/2014
22541QEP3	5,803	—	[1]	(5,705)	98	98	12/31/2014
22545LBR9	1,265,646	—	[1]	(25,268)	1,240,378	1,240,378	12/31/2014
361849ER9	2,099	—	[1]	(2,080)	19	19	12/31/2014
617059DK3	37,586	—	[1]	(2,528)	35,058	35,058	12/31/2014
617059EY2	3,767	—	[1]	(3,714)	53	53	12/31/2014
61746WFH8	39,851	—	[1]	(5,894)	33,957	33,957	12/31/2014
61746WFP0	10,460	—	[1]	(10,439)	21	21	12/31/2014
46625MAJ8	3,402	—	[1]	(50)	3,352	3,352	12/31/2014
03762AAB5	4,529,078	2,734,082		(1,794,996)	2,734,082	5,569,000	9/30/2014
03762CAE5	3,165,341	2,489,288		(676,053)	2,489,288	7,102,000	9/30/2014
05948KC98	11,868,584	11,654,122		(214,462)	11,654,122	11,772,046	9/30/2014
059497BB2	6,724,904	6,104,318		(620,586)	6,104,318	6,454,970	9/30/2014
05949CGN0	8,191,602	7,963,979		(227,623)	7,963,979	8,281,758	9/30/2014
126694AG3	17,279,821	16,701,426		(578,395)	16,701,426	19,883,903	9/30/2014
126694TW8	13,144,623	12,855,033		(289,590)	12,855,033	13,961,843	9/30/2014
126694W61	12,826,370	12,429,355		(397,015)	12,429,355	14,293,972	9/30/2014
12669EWY8	3,917,083	2,638,220		(1,278,863)	2,638,220	3,304,113	9/30/2014
16165TBJ1	5,802,365	5,719,012		(83,353)	5,719,012	7,167,121	9/30/2014
17309YAD9	14,575,135	14,379,482		(195,653)	14,379,482	14,708,862	9/30/2014
22608SAD0	2,926,685	2,831,821		(94,864)	2,831,821	2,957,818	9/30/2014
24763LBM1	1,480,652	1,107,880		(372,772)	1,107,880	1,682,244	9/30/2014
32051G2J3	22,266,138	22,152,509		(113,629)	22,152,509	22,834,284	9/30/2014
32051GDA0	3,536,760	3,450,938		(85,822)	3,450,938	3,874,669	9/30/2014
32051GDH5	87,665	42,858		(44,807)	42,858	117,130	9/30/2014
32051GFL4	9,900,629	9,738,230		(162,399)	9,738,230	11,170,398	9/30/2014
32051GN35	14,622,561	14,406,701		(215,860)	14,406,701	14,762,032	9/30/2014
32051GP41	15,077,551	14,852,443		(225,108)	14,852,443	15,204,132	9/30/2014
32051GUQ6	17,433,290	17,310,485		(122,805)	17,310,485	17,706,503	9/30/2014
32052RAM2	7,442,465	7,346,863		(95,602)	7,346,863	7,677,093	9/30/2014
36185MAJ1	12,489,703	11,605,539		(884,164)	11,605,539	11,809,769	9/30/2014
36185NA91	329,817	229,545		(100,272)	229,545	379,347	9/30/2014
36185NE63	455,292	411,639		(43,653)	411,639	482,000	9/30/2014
36185NW55	483,142	374,222		(108,920)	374,222	667,897	9/30/2014
36242DYG2	19,880,329	18,961,793		(918,536)	18,961,793	22,477,436	9/30/2014
52108MEW9	3,549,216	—	[1]	(2,582,117)	967,099	967,099	9/30/2014
52108MEY5	1,865,094	—	[1]	(1,865,094)	—	—	9/30/2014
52108MFA6	1,275,342	—	[1]	(1,275,342)	—	—	9/30/2014
52108MFC2	908,463	—	[1]	(908,463)	—	—	9/30/2014
52108MFE8	959,644	—	[1]	(959,644)	—	—	9/30/2014
52108MFG3	1,015,275	—	[1]	(1,015,275)	—	—	9/30/2014
52108MFJ7	1,075,888	—	[1]	(1,075,888)	—	—	9/30/2014
576434FV1	1,338,640	1,276,562		(62,078)	1,276,562	1,527,435	9/30/2014
576434JM7	1,330,139	944,562		(385,577)	944,562	516,466	9/30/2014
57643LLC8	18,428,389	17,613,142		(815,247)	17,613,142	18,281,350	9/30/2014
57643MMH4	9,481,293	9,405,581		(75,712)	9,405,581	9,967,936	9/30/2014
64352VLY5	26,332,933	25,674,223		(658,710)	25,674,223	28,396,357	9/30/2014
76110WUM6	1,358,580	1,291,448		(67,132)	1,291,448	1,414,719	9/30/2014
76111XN90	3,816,441	3,589,496		(226,945)	3,589,496	4,868,561	9/30/2014
929766MZ3	6,042,550	5,305,554		(736,996)	5,305,554	6,104,226	9/30/2014
02005ACW6	98,979,334	—	[1]	(563,830)	98,415,504	98,415,504	9/30/2014
05377RAV6	10,452,964	—	[1]	(70,152)	10,382,812	10,382,812	9/30/2014
126802CL9	99,943,894	—	[1]	(3,026,694)	96,917,200	96,917,200	9/30/2014
201728EG3	7	—	[1]	(2)	5	5	9/30/2014

Single Premium Immediate Annuities ■ Statement of Additional Information	B-113

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
22540A6L7	$13,853	$—	[1]	$(531)	$13,322	$13,322	9/30/2014
22541QEP3	7,497	—	[1]	(7,350)	147	147	9/30/2014
22545LBR9	1,468,656	—	[1]	(12,004)	1,456,652	1,456,652	9/30/2014
23321PF60	3,346	—	[1]	(2,674)	672	672	9/30/2014
25755TAC4	5,161,723	—	[1]	(57,960)	5,103,763	5,103,763	9/30/2014
34528QCJ1	149,984,706	—	[1]	(3,494,472)	146,490,234	146,490,234	9/30/2014
36159JCV1	149,968,133	—	[1]	(917,333)	149,050,800	149,050,800	9/30/2014
361849ER9	2,164	—	[1]	(2,138)	26	26	9/30/2014
42805RBN8	89,968,639	—	[1]	(1,304,509)	88,664,130	88,664,130	9/30/2014
59022HFC1	36,104	—	[1]	(158)	35,946	35,946	9/30/2014
617059DK3	44,769	—	[1]	(3,128)	41,641	41,641	9/30/2014
617059EY2	6,188	—	[1]	(5,941)	247	247	9/30/2014
61745M3Q4	5,223,968	—	[1]	(302,120)	4,921,848	4,921,848	9/30/2014
61746WFH8	42,866	—	[1]	(2,138)	40,728	40,728	9/30/2014
61746WFP0	17,950	—	[1]	(5,702)	12,248	12,248	9/30/2014
05948KC98	12,582,295	12,571,706		(10,589)	12,571,706	12,474,597	6/30/2014
05949AMP2	99,094	—		(99,094)	—	230,364	6/30/2014
126378AG3	6,440,482	6,346,434		(94,048)	6,346,434	7,428,517	6/30/2014
126378AH1	7,107,908	7,016,876		(91,032)	7,016,876	8,137,805	6/30/2014
126671R65	1,928,222	1,764,362		(163,860)	1,764,362	1,323,620	6/30/2014
126694AG3	18,412,171	16,894,385		(1,517,786)	16,894,385	19,694,981	6/30/2014
126694JS8	18,370,035	18,284,559		(85,476)	18,284,559	19,647,444	6/30/2014
12669EWY8	5,649,867	4,088,704		(1,561,163)	4,088,704	3,444,154	6/30/2014
24763LBM1	1,601,513	1,548,965		(52,548)	1,548,965	1,775,412	6/30/2014
294751DY5	468,236	405,713		(62,523)	405,713	385,915	6/30/2014
32051GDA0	3,838,339	3,652,315		(186,024)	3,652,315	4,043,836	6/30/2014
32051GFL4	5,306,039	5,304,901		(1,138)	5,304,901	5,422,700	6/30/2014
32051GN35	16,485,608	16,252,269		(233,339)	16,252,269	16,641,334	6/30/2014
32051GP41	17,066,960	16,756,964		(309,996)	16,756,964	17,021,626	6/30/2014
36185NW55	555,936	511,119		(44,817)	511,119	709,372	6/30/2014
362375AD9	8,836,448	8,656,129		(180,319)	8,656,129	9,401,629	6/30/2014
58550PAB2	802,032	437,037		(364,995)	437,037	722,547	6/30/2014
58550PAC0	284,557	62,995		(221,562)	62,995	82,513	6/30/2014
74951PCY2	269,772	238,110		(31,662)	238,110	252,746	6/30/2014
75971EAF3	288,431	285,050		(3,381)	285,050	316,216	6/30/2014
759950GW2	8,171,897	8,141,064		(30,833)	8,141,064	8,068,951	6/30/2014
76111XN90	4,086,665	3,980,226		(106,439)	3,980,226	5,002,848	6/30/2014
76113GAB4	2,107	1,124		(983)	1,124	1,246	6/30/2014
86359BFF3	7,932,124	7,748,549		(183,575)	7,748,549	5,838,646	6/30/2014
94984AAG5	8,078,314	8,059,133		(19,181)	8,059,133	9,037,380	6/30/2014
07383FV54	399,485	—	[1]	(123,918)	275,567	275,567	6/30/2014
07401DBD2	3,141,692	—	[1]	(161,585)	2,980,107	2,980,107	6/30/2014
20047NAK8	158,584	—	[1]	(32,294)	126,290	126,290	6/30/2014
201728EG3	3,482	—	[1]	(3,457)	25	25	6/30/2014
201730AJ7	101,123	—	[1]	(3,566)	97,557	97,557	6/30/2014
22540A6L7	18,888	—	[1]	(3,169)	15,719	15,719	6/30/2014
22545LBR9	1,785,050	—	[1]	(23,172)	1,761,878	1,761,878	6/30/2014
23321PF60	22,357	—	[1]	(5,521)	16,836	16,836	6/30/2014
361849ER9	11,341	—	[1]	(9,114)	2,227	2,227	6/30/2014
36228CTQ6	20,992	—	[1]	(607)	20,385	20,385	6/30/2014
36828QKZ8	568,168	—	[1]	(122,381)	445,787	445,787	6/30/2014
46625MAJ8	20,165	—	[1]	(14,434)	5,731	5,731	6/30/2014
46625MQ85	74,315	—	[1]	(58,455)	15,860	15,860	6/30/2014
52108HN67	95,141	—	[1]	(29,304)	65,837	65,837	6/30/2014
59022HEL2	192,010	—	[1]	(31,315)	160,695	160,695	6/30/2014
59022HFC1	144,336	—	[1]	(80,023)	64,313	64,313	6/30/2014
617059DK3	57,771	—	[1]	(9,452)	48,319	48,319	6/30/2014

B-114	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
617059EY2	$52,396	$—	[1]	$(28,756)	$23,640	$23,640	6/30/2014
61746WHJ2	43,199	—	[1]	(18,004)	25,195	25,195	6/30/2014
05947U4M7	4,973,360	—	[1]	(15,541)	4,957,819	4,957,819	3/31/2014
05947U4N5	2,482,819	—	[1]	(159,203)	2,323,616	2,323,616	3/31/2014
05947U6C7	19,138,935	—	[1]	(3,078,699)	16,060,236	16,060,236	3/31/2014
05947U7R3	4,425,033	—	[1]	(80,272)	4,344,761	4,344,761	3/31/2014
05947U7S1	2,900,737	—	[1]	(243,381)	2,657,356	2,657,356	3/31/2014
05947UVU9	2,000,000	—	[1]	(102,832)	1,897,168	1,897,168	3/31/2014
059497BB2	7,703,536	6,851,430		(852,106)	6,851,430	7,509,875	3/31/2014
07387BFY4	9,897,276	—	[1]	(928,755)	8,968,521	8,968,521	3/31/2014
07388YAS1	14,665,285	—	[1]	(1,476,006)	13,189,279	13,189,279	3/31/2014
073945AL1	3,372,231	—	[1]	(218,243)	3,153,988	3,153,988	3/31/2014
1248RHAA5	1,829,015	1,605,061		(223,954)	1,605,061	1,908,298	3/31/2014
126171AQ0	2,922,289	—	[1]	(72,289)	2,850,000	2,850,000	3/31/2014
12669EWY8	5,783,207	5,696,546		(86,661)	5,696,546	5,446,870	3/31/2014
17307G4H8	1,125,217	1,024,603		(100,614)	1,024,603	1,274,713	3/31/2014
17309YAD9	15,065,673	15,027,436		(38,237)	15,027,436	14,042,824	3/31/2014
22541SL97	6,958,000	—	[1]	(9,800)	6,948,200	6,948,200	3/31/2014
22541SM21	2,000,000	—	[1]	(216,040)	1,783,960	1,783,960	3/31/2014
225458DT2	2,347,823	2,041,077		(306,746)	2,041,077	2,354,811	3/31/2014
24763LBM1	1,817,293	1,688,467		(128,826)	1,688,467	1,859,456	3/31/2014
294751BQ4	1,016,945	813,950		(202,995)	813,950	847,743	3/31/2014
294751BY7	1,690,612	1,431,997		(258,615)	1,431,997	1,802,805	3/31/2014
294751DY5	767,695	483,770		(283,925)	483,770	382,408	3/31/2014
36185NW55	700,117	623,979		(76,138)	623,979	798,632	3/31/2014
576434MC5	2,720,747	2,503,490		(217,257)	2,503,490	2,509,730	3/31/2014
61745M2N2	1,000,453	—	[1]	(87,769)	912,684	912,684	3/31/2014
61749MAC3	2,758,690	2,725,598		(33,092)	2,725,598	5,143,814	3/31/2014
69348HBT4	3,328,116	—	[1]	(383,982)	2,944,134	2,944,134	3/31/2014
759950GW2	8,387,599	8,215,136		(172,463)	8,215,136	8,025,985	3/31/2014
76113GAB4	24,499	3,730		(20,769)	3,730	13,564	3/31/2014
87246AAN8	12,061,177	—	[1]	(5,998,221)	6,062,956	6,062,956	3/31/2014
929766MZ3	6,301,000	6,098,624		(202,376)	6,098,624	3,780,600	3/31/2014
Total				$(66,350,930)

¹	Impairment based on fair value.

Other Disclosures: During 2014 and 2013, the Company acquired common stocks from other long term private equity fund investment distributions totaling $39 million and $51 million, respectively.

At December 31, 2014 and 2013, the carrying amount of restricted unaffiliated common stock was $377 million and $494 million, respectively. At December 31, 2014 and 2013, the Company held restricted preferred stock of $0 and $5 million, respectively. The restrictions include share sales, private sales, general partner approval for sale, and contractual restrictions.

At December 31, 2014 and 2013, the carrying amount of bonds and stocks denominated in a foreign currency was $3,247 million and $3,394 million, respectively. Of the total bonds denominated in foreign currency, $1,895 million and $1,817 million at December 31, 2014 and 2013, respectively, represent amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates.

The following table represents structured notes as of December 31, 2014 (in millions):

CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
128990KK3	$14	$14	$14	No
30256YAA1	73	75	73	No
478373AA1	8	8	8	No
X77765AA7	4	5	4	No
Total	$99	$102	$99

Single Premium Immediate Annuities ■ Statement of Additional Information	B-115

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2014 ranged from 3.00% to 5.20% and from 3.49% to 4.99% for 2013. The coupon rates for mezzanine mortgage loans originated during 2014 ranged from 5.25% to 5.38% and from 5.00% to 6.25% for 2013. The coupon rates for residential mortgage loans purchased during 2014 ranged from 3.75% to 4.50%.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 99.40% and 70.00% for commercial loans for the years ended December 31, 2014 and 2013, respectively. In 2014, there was one loan issued with a loan to value of 99.40% with a value of $13 million at December 31, 2014. The loan is a full recourse construction loan. The maximum percentage for mezzanine loans during 2014 was 73.70% and for residential loans was 80.00%.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2014 and 2013 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale are written down to the current fair value of the loan. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established.

The following table provides information on impaired loans classified as “Commercial—All Other” with or without allowance for credit losses as of December 31, (in millions):

	Commercial – All Other
	2014	2013	2012
With Allowance for Credit Losses	$—	$—	$—
No Allowance for Credit Losses	$159	$202	$206

The following table provides information for investment in impaired loans classified as “Commercial—All Other” as of December 31, (in millions):

	Commercial – All Other
	2014	2013	2012
Average Recorded Investment	$53	$34	$34
Interest Income Recognized	$10	$14	$14
Recorded Investments on Nonaccrual Status	$—	$—	$—
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	$10	$14	$14

The Company had no allowance for credit losses for the three years ended December 31, 2014, 2013 and 2012, respectively.

For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan–to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually.

For the agricultural mortgage loan, the Company’s primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are updated quarterly.

For the residential mortgage loans, the primary credit quality is defined by performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or in non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

Credit quality

The credit quality of residential, commercial and agricultural mortgage loans held-for-investment, were as follows (dollars in millions):

Residential credit quality

	Recorded Investment—Residential
Performance Indicators	December 31, 2014	% of Total	December 31, 2013	% of Total
Performing	$86	100%	$—	—%
Non-performing	—	—	—	—
Total	$86	100%	$—	—%

B-116	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Commercial and agriculture credit quality

	Recorded Investment—Commercial
	Loan-to-value Ratios
	> 90%	81%—90%	70%—80%	< 70%	Total	% of Total
December 31, 2014
Debt Service Coverage Ratios:
Greater than 1.20x	$—	$20	$173	$14,109	$14,302	91.8%
1.05x—1.20x	—	39	55	508	602	3.9
Less than 1.05x	—	—	181	187	368	2.4
Agriculture	—	—	—	265	265	1.7
Construction	40	—	—	—	40	0.2
Total	$40	$59	$409	$15,069	$15,577	100.0%

December 31, 2013
Debt Service Coverage Ratios:
Greater than 1.20x	$26	$20	$641	$11,955	$12,642	88.4%
1.05x—1.20x	—	—	141	553	694	4.9
Less than 1.05x	42	17	183	262	504	3.5
Agriculture	—	—	—	265	265	1.9
Construction	188	—	—	—	188	1.3
Total	$256	$37	$965	$13,035	$14,293	100.0%

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans (dollars in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured		All Other	Mezzanine	Total
December 31, 2014
Recorded Investment
Current	$265	$—	$86		$—	$14,652	$660	$15,663
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Recorded Investment	$—	$—	$—		$—	$—	$—	$—
Number of Loans	—	—	—		—	—	—	—
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Interest Reduced
Recorded Investment	$—	$—	$—		$—	$38	$—	$38
Number of Loans	—	—	—		—	1	—	1
Percent Reduced	—	—	—		—	1.64%	—	1.64%

December 31, 2013
Recorded Investment
During 2013	$265	$—	$—		$—	$13,543	$485	$14,293
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Recorded Investment	$—	$—	$—		$—	$—	$—	$—
Number of Loans	—	—	—		—	—	—	—
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Interest Reduced
Recorded Investment	$—	$—	$—		$—	$—	$—	$—
Number of Loans	—	—	—		—	—	—	—
Percent Reduced	—	—	—		—	—	—	—

December 31, 2012
Recorded Investment
During 2012	$265	$—	$—	$		$12,511	$225	$13,001
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Recorded Investment	$—	$—	$—		$—	$—	$—	$—
Number of Loans	—	—	—		—	—	—	—
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Interest Reduced
Recorded Investment	$—	$—	$—		$—	$363	$—	$363
Number of Loans	—	—	—		—	3	—	3
Percent Reduced	—	—	—		—	0.86%	—	0.86%

Single Premium Immediate Annuities ■ Statement of Additional Information	B-117

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution (dollars in millions):

	Mortgage Loans by Property Type (Commercial and Residential)
	December 31, 2014		December 31, 2013
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$5,841	37.5%	$4,774	33.5%
Shopping centers	4,923	31.5	4,854	34.1
Apartments	1,971	12.6	1,825	12.8
Industrial buildings	1,674	10.7	2,068	14.5
Mixed use	690	4.4	259	1.8
Land	265	1.7	265	1.9
Hotel	124	0.8	161	1.1
Other	39	0.2	40	0.3
Residential	86	0.6	—	—
Total	$15,613	100.0%	$14,246	100.0%

	Residential Mortgage Loans by Geographic Distribution
	December 31, 2014
	Carrying Value	% of Total
Pacific	$32	37.2%
Middle Atlantic	15	17.4
New England	14	16.3
South Atlantic	10	11.6
South Central	9	10.5
North Central	4	4.7
Mountain	2	2.3
Total	$86	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2014		December 31, 2013
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,629	23.4%	$3,389	23.7%
South Atlantic	3,416	22.0	3,202	22.5
South Central	2,789	18.0	2,486	17.5
Middle Atlantic	2,731	17.6	2,848	20.0
North Central	1,508	9.7	1,223	8.6
New England	514	3.3	263	1.8
Other	473	3.0	313	2.2
Mountain	467	3.0	522	3.7
Total	$15,527	100.0%	$14,246	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments in Australia, Canada and United Kingdom.

At December 31, 2014 and 2013, approximately 14.2% and 16.9% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

B-118	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

At December 31, 2014 and 2013, approximately 16.4% and 15.9% of the mortgage loan portfolio, respectively, was invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans were as follows (dollars in millions):

	2014		2013
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,117	7.2%	$801	5.6%
Due after one year through five years	3,604	23.1	4,938	34.7
Due after five years through ten years	7,811	50.0	5,893	41.4
Due after ten years	3,081	19.7	2,614	18.3
Total	$15,613	100.0%	$14,246	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2014 or 2013. When restructuring mortgage loans, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2014 or 2013.

During 2014, the Company reduced interest rates on one outstanding commercial loan. The loan modification occurred on May 23, 2014. The loan modification included a rate change from 5.64% to 4.00% and a maturity change from June 1, 2014 to June 1, 2016. The recorded investment excluding accrued interest of this loan was $38 million at December 31, 2014.

During 2013, the Company did not reduce interest rates on any outstanding commercial loans.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2014 and 2013.

The Company has no reverse mortgages as of December 31, 2014 or 2013.

Mortgage loans of $178 million and $182 million at December 31, 2014 and 2013, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates.

For the years ended December 31, 2014 and 2013, the carrying values of mortgage loans denominated in foreign currency were $473 million and $313 million, respectively.

The Company does not hold sub-prime mortgages in the commercial mortgage loan portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

At December 31, 2014 and 2013, the Company’s directly owned real estate investments of $1,966 million and $1,812 million, respectively, were carried net of third party mortgage encumbrances. There were no third party mortgage encumbrances as of December 31, 2014 and 2013.

The carrying values of the directly owned real estate portfolio were diversified by property type and geographic region at December 31 as follows (dollars in millions):

	Directly Owned Real Estate by Property Type
	2014		2013
	Carrying Value	% of Total	Carrying Value	% of Total
Industrial buildings	$785	39.9%	$639	35.3%
Office buildings	696	35.4	696	38.4
Mixed-use projects	183	9.3	188	10.4
Apartments	157	8.0	160	8.8
Retail	130	6.6	112	6.2
Land under development	15	0.8	17	0.9
Total	$1,966	100.0%	$1,812	100.0%

Single Premium Immediate Annuities ■ Statement of Additional Information	B-119

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

	Directly Owned Real Estate by Geographic Region
	2014		2013
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$1,065	54.2%	$971	53.6%
South Atlantic	726	36.9	683	37.7
Middle Atlantic	96	4.9	96	5.3
South Central	60	3.0	62	3.4
North Central	19	1.0	—	—
Total	$1,966	100.0%	$1,812	100.0%

At December 31, 2014 and 2013, approximately 34.8% and 32.5% of the real estate portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2014 and 2013, approximately 15.0% and 16.4% of the real estate portfolio, respectively, was invested in Virginia and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

OTTI for directly owned real estate investments for the years ended December 31, 2014, 2013 and 2012 was $0, $0 and $17 million, respectively, and these amounts are included in the impairment table in Note 9. The OTTI during 2012 was for directly owned industrial properties in the states of Illinois and Texas and directly owned land in the State of Georgia. $13 million of OTTI during 2012 was a result of the Company’s intent to sell. The impairments were a result of unfavorable market conditions.

As of December 31, 2014 and 2013, the Company had no real estate investments classified as held for sale. For the year ended December 31, 2014, the Company recognized a net realized loss of $1 million on real estate sold in prior year. For the year ended December 31, 2013, the Company recognized a net realized gain on real estate sold of $30 million. The (losses) gains are included in net realized capital gains (losses) in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2014, 2013 and 2012, was $50 million, $51 million and $53 million, respectively. The amount of accumulated depreciation at December 31, 2014, 2013 and 2012 was $412 million, $362 million and $337 million, respectively.

There were no real estate properties acquired via the assumption or in satisfaction of debt during 2014, 2013 or 2012.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

As of December 31, 2014, the Company does not have any low income housing tax credits.

Note 6—subsidiaries and affiliates

The Company holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI and net investment income of investment subsidiaries and affiliates at December 31 are shown below (in millions):

	2014	2013	2012
Net carrying value of investment subsidiaries and affiliates
Reported as common stock	$635	$633	$1,517
Reported as other long-term investments	12,487	10,884	8,915
Total net carrying value	$13,122	$11,517	$10,432

OTTI	$—	$7	$9
Net investment income (distributed from investment subsidiaries and affiliates)	$605	$589	$460

B-120	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The larger investment subsidiaries and affiliates, included in the above table, are T-C GA RE Holdings, LLC, TIAA Global Public Investments, LLC, Covariance Capital Management Series, LLC, TIAA Oil & Gas Investments, LLC, Ceres Agricultural Properties, LLC, TIAA Super Regional Mall Member Sub LLC, Infra Alpha LLC and ND Properties, Inc.

The carrying value, OTTI and net investment income of operating subsidiaries and affiliates at December 31 are shown below (in millions):

	2014	2013	2012
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$923	$814	$695
Reported as other long-term investments	6,085	1,119	808
Total net carrying value	$7,008	$1,933	$1,503

OTTI	$290	$138	$75
Net investment income (distributed from operating subsidiaries and affiliates)	$3	$7	$1

The Company’s operating subsidiaries and affiliates primarily consist of:, TIAA Asset Management, LLC, TIAA Global Ag Holdco, LLC, TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), TCT Holdings, Inc., Oleum Holding Company, Inc., TIAA-CREF Individual & Institutional Services, LLC, TIAA Emerging Markets Debt Fund, and Active Extension Fund III, LLC.

The 2014 and 2013 OTTI relates to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

The Company held bonds of affiliates at December 31, 2014 and 2013 for $1,895 million and $1,817 million, respectively. Of these affiliated bonds, 87% and 100% were issued by ND Properties, Inc. at December 31, 2014 and 2013, respectively.

As of December 31, 2014 and 2013, no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the years ended December 31, 2014, 2013 and 2012, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

As of December 31, 2014 and December 31, 2013, the net amount due from subsidiaries and affiliates was $154 million and $235 million, respectively. The net amounts due are generally settled on a daily basis except for TIAA Realty, Inc., ND Properties, Inc., Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), and TIAA-CREF Asset Management LLC which are settled monthly.

The Company discloses contingencies and guarantees related to subsidiaries and affiliates in Note 22.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach. The financial statements for the downstream non-insurance holding companies listed in the table below are not audited and the Company has limited the value of its investment in these noninsurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

The following table summarizes the Company’s carrying value in each such downstream non-insurance holding company as of December 31, (in millions):

Subsidiary	2014	2013
TIAA Asset Management, LLC*	$4,751	$—
TIAA Oil & Gas Investments, LLC	1,051	910
TIAA Global Ag Holdco, LLC	823	525
TIAA Super Regional Mall Member Sub LLC	636	430
Infra Alpha LLC	616	637
Occator Agricultural Properties, LLC	449	417
Dionysus Properties, LLC	327	373
Mansilla Participacoes Ltda	294	317
TIAA Infrastructure Investments, LLC	238	171
T-C 685 Third Avenue Member LLC	131	121

Single Premium Immediate Annuities ■ Statement of Additional Information	B-121

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Subsidiary	2014	2013
Broadleaf Timberland Investments, LLC	100	30
T-C JK I LLC	91	—
T-C HV Member LLC	89	—
T-C JK II LLC	88	—
TIAA-Stonepeak Investments I, LLC	79	44
TIAA SynGas, LLC	65	22
TIAA GTR Holdco, LLC	42	11
New Fetter Lane Ltd	42	—
T-C SMA II, LLC	41	29
T-C SBMC Joint Venture, LLC	36	60
Almond Processors, LLC	21	21
T-C Europe, LP	19	—
FCP-ASC Holdings, LLC	13	—
T-C SMA III, LLC	5	8
TIAA-CREF LPHC, LLC	2	2
730 Texas Forest Holdings, Inc.	1	1
TIAA-CREF Asset Management LLC**	—	122
TIAA-CREF Redwood, LLC	—	26
Total	$10,050	$4,277

*	TIAA Asset Management, LLC (“TAM”) was formed on July 17, 2014 and is a wholly-owned subsidiary of the Company. On October 1, 2014, a newly formed wholly-owned subsidiary of TAM, TIAA Asset Management Finance Company, LLC (“TAMF”), indirectly acquired 100% of the equity interests in Nuveen Investments Inc. (“Nuveen”) from an investor group led by Madison Dearborn Partners for an enterprise value of approximately $6.25 billion, inclusive of Nuveen’s outstanding debt (the “Acquisition”). In connection with the transaction, Nuveen’s outstanding term loans, totaling approximately $3.1 billion, were repaid in full. Also, at the time of closing, Nuveen’s senior secured notes, totaling approximately $1.4 billion in principal amount, remained outstanding. The Acquisition was financed using a combination of debt and equity. On September 18, 2014, the Company issued an aggregate of $2.0 billion in surplus notes, the proceeds of which were used to fund a portion of the acquisition price and for general corporate purposes.

On October 30, 2014, TAMF issued senior unsecured notes in an aggregate principal amount of $2.0 billion. The proceeds of these notes were used, to redeem in full Nuveen’s senior secured notes on November 7 and November 10, 2014, and to repay an intercompany advance equal to $382 million from TIAA to TAMF, which was advanced in connection with the Acquisition.

**	TIAA-CREF Asset Management LLC – on December 1, 2014 the subsidiary was contributed to TAM, becoming a directly owned subsidiary of TAM.

Note 7—other long-term investments

The components of the Company’s carrying value in other long-term investments at December 31 were (in millions):

	2014	2013
Unaffiliated other invested assets	$7,416	$7,966
Affiliated other invested assets	18,573	12,003
Other long-term assets	29	90
Total other long-term investments	$26,018	$20,059

As of December 31, 2014, unaffiliated other invested assets of $7,416 million includes $6,858 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $558 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2014, affiliated other invested assets of $18,573 million includes investments in securities related holdings of $3,733 million, investments in agriculture and timber related holdings of $3,415 million, investments in real estate related holdings of $4,104 million and investments in energy and infrastructure of $2,167 million. The remaining $5,154 million of affiliated other invested assets represents other operating subsidiaries and affiliates, $4,751 million is attributed to TIAA Asset Management, LLC which was formed on July 17, 2014 for the Company’s acquisition of Nuveen Investments Inc.

As of December 31, 2013, unaffiliated other invested assets of $7,966 million includes $7,403 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $563 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2013, affiliated other invested assets of $12,003 million includes investments in securities related holdings of $3,680 million, investments in agriculture and timber related holdings of $3,152 million, investments in real estate related holdings of $2,761 million and investments in energy and infrastructure of $1,891 million. The remaining $519 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

B-122	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

For the years ended December 31, 2014, 2013 and 2012, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $302 million, $178 million and $129 million, respectively.

For the years ended December 31, 2014 and 2013, other long-term investments denominated in foreign currency were $1,428 million and $1,700 million, respectively.

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2014, is shown below by asset category (in millions):

	2015	2016	In later years	Total Commitments
Bonds	$575	$9	$80	$664
Stocks	41	7	3	51
Mortgage loans	646	62	—	708
Real Estate	66	90	—	156
Other long-term investments	1,143	1,229	2,089	4,461
Total	$2,471	$1,397	$2,172	$6,040

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of real estate commitments and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long-term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Bonds	$9,050	$9,206	$9,391
Stocks	34	61	82
Mortgage loans	787	772	796
Real Estate	219	203	244
Derivatives	10	(8)	23
Other long-term investments	1,526	1,430	960
Cash, cash equivalents and short-term investments	2	7	3
Total gross investment income	11,628	11,671	11,499
Less investment expenses	(557)	(542)	(574)
Net investment income before amortization of IMR	11,071	11,129	10,925
Plus amortization of IMR	182	145	117
Net investment income	$11,253	$11,274	$11,042

The total due and accrued income excluded from net income was $0 for the year ended December 31, 2014 and $1 million for the years ended December 31, 2013 and 2012.

Future minimum rental income expected to be received over the next five years under existing real estate leases in effect as of December 31, 2014 (in millions):

	2015	2016	2017	2018	2019	Total
Future rental income	$127	$118	$105	$89	$69	$508

Single Premium Immediate Annuities ■ Statement of Additional Information	B-123

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Bonds	$78	$604	$163
Stocks	(135)	(50)	89
Mortgage loans	22	—	13
Real estate	(1)	30	68
Derivatives	(19)	(24)	(61)
Other long-term investments	(291)	(115)	(122)
Cash, cash equivalents and short-term investments	(26)	(121)	9
Total before capital gains taxes and transfers to IMR	(372)	324	159
Transfers to IMR	(5)	(741)	(575)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(377)	$(417)	$(416)

Gross gains on long-term bonds of $405 million, $948 million and $917 million and gross losses on long-term bonds, excluding impairments considered to be other-than-temporary, of $130 million, $74 million and $155 million were realized during 2014, 2013 and 2012, respectively.

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31, (in millions):

	2014	2013	2012
Other-than-temporary impairments:
Bonds	$223	$281	$643
Stocks	158	77	52
Mortgage loans	—	—	13
Real estate	—	—	17
Derivatives	—	—	8
Other long-term investments	302	178	129
Total	$683	$536	$862

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2014, 2013 and 2012 were $8,544 million, $8,949 million and $11,211 million, respectively.

The Company has no contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated cases in the course of asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale. There were no securities with a NAIC designation of 3 or below, or unrated, that were sold and reacquired within 30 days of the sale date during 2014, 2013 and 2012.

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Bonds	$(245)	$138	$172
Stocks	108	123	18
Mortgage loans	(33)	(21)	(13)
Derivatives	347	(9)	(109)
Other long-term investments	160	962	422
Total	$337	$1,193	$490

B-124	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Note 10—securitizations

When the Company sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2014 or 2013. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets previously securitized by the Company.

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2014 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2001 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2001	Bonds	$1	$4	(a)	$—	$—
2007	Mortgages	13	19	(b)	1	3
	Total	$14	$23		$1	$3

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2014 was as follows:

a)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply a yield rate of 3.94%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranging from 7.09% to 36.54%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-125

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2014 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$195,231	$180,086	$—	$191,214	$4,017	$—
Common Stock	1,345	1,345	814	4	527	—
Preferred Stock	121	100	16	37	68	—
Mortgage Loans	16,621	15,613	—	—	16,621	—
Derivatives	236	218	—	225	11	—
Contract Loans	1,555	1,555	—	—	1,555	—
Separate Accounts	26,535	26,531	8,141	4,130	14,264	—
Cash, Cash Equivalents and Short Term Investments	1,542	1,542	1,023	519	—	—
Total	$243,186	$226,990	$9,994	$196,129	$37,063	$—

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$949	$949	$—	$—	$949	$—
Separate account	26,522	26,522	—	—	26,522	—
Derivatives	143	123	—	143	—	—
Total	$27,614	$27,594	$—	$143	$27,471	$—

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2013 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$187,409	$181,121	$—	$182,835	$4,574	$—
Common Stock	1,228	1,228	663	33	532	—
Preferred Stock	88	48	42	23	23	—
Mortgage Loans	14,823	14,246	—	—	14,823	—
Derivatives	83	60	—	68	15	—
Contract Loans	1,466	1,466	—	—	1,466	—
Separate Accounts	22,349	22,348	6,615	3,344	12,390	—
Cash, Cash Equivalents and Short Term Investments	1,362	1,362	1,078	284	—	—
Total	$228,808	$221,879	$8,398	$186,587	$33,823	$—

(in millions)	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$853	$853	$—	$—	$853	$—
Separate account	22,343	22,343	—	—	22,343	—
Derivatives	330	311	—	330	—	—
Total	$23,526	$23,507	$—	$330	$23,196	$—

B-126	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2014 and 2013. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Assets and liabilities measured and reported at fair value

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, (in millions):

	2014
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$95	$15	$110
Total Bonds	$—	$95	$15	$110
Common Stock
Industrial and Miscellaneous	$814	$4	$527	$1,345
Total Common Stocks	$814	$4	$527	$1,345
Total Preferred Stocks	$—	$—	$—	$—
Derivatives:
Foreign Exchange Contracts	$—	$199	$—	$199
Interest Rate Contracts	—	17	—	17
Credit Default Swaps	—	—	—	—
Total Derivatives	$—	$216	$—	$216
Separate Accounts assets, net	$8,124	$3,831	$14,264	$26,219
Total assets at fair value	$8,938	$4,146	$14,806	$27,890

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$51	$—	$51
Interest Rate Contracts	—	—	—	—
Credit Default Swaps	—	22	—	22
Total liabilities at fair value	$—	$73	$—	$73

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Teachers Insurance and Annuity Association of America

	2013
(in millions)	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$176	$116	$292
Total Bonds	$—	$176	$116	$292
Common Stock
Industrial and Miscellaneous	$663	$33	$532	$1,228
Total Common Stocks	$663	$33	$532	$1,228
Total Preferred Stocks	$—	$—	$3	$3
Derivatives:
Foreign Exchange Contracts	$—	$36	$—	$36
Interest Rate Contracts	—	19	—	19
Credit Default Swaps	—	2	—	2
Total Derivatives	$—	$57	$—	$57
Separate Accounts assets, net	$6,605	$3,120	$12,390	$22,115
Total assets at fair value	$7,268	$3,386	$13,041	$23,695

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$200	$—	$200
Interest Rate Contracts	—	1	—	1
Credit Default Swaps	—	30	—	30
Total liabilities at fair value	$—	$231	$—	$231

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities and public real estate investment trusts.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

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continued

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

As of December 31, 2014, the Company transferred a small denomination of common stock from Level 2 to Level 1 due to changes in the availability of quoted prices in active markets for identical assets at the quarterly measurement dates throughout the year. There were no transfers of common stock between Level 1 and Level 2 during 2013.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2014 (in millions):

	Beginning Balance at 01/01/2014	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2014
Bonds	$116	$—		$(96)[a]	$(14)	$52	$—	$(37)	$(6)	$15
Common Stock	532	41	[b]	—	(86)	51	3	—	(14)	527
Preferred Stock	3	—		(3)	—	—	—	—	—	—
Separate Account	12,390	—		—	(18)	1,278	1,543	(976)	47	14,264
Total	$13,041	$41		$(99)	$(118)	$1,381	$1,546	$(1,013)	$27	$14,806

(a)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2014.
(b)	The Company transferred common stocks into Level 3 due to the significance of unobservable market data used in the valuation of these securities.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2013 (in millions):

	Beginning Balance at 01/01/2013	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements		Ending Balance at 12/31/2013
Bonds	$322	$29	[a]	$(250)[b]	$(12)	$32	$1	$—	$(6)		$116
Common Stock	559	19	[c]	—	(36)	(42)	38	(6)	—		532
Preferred Stock	8	—		(5)[d]	—	—	—	—	—		3
Separate Account	11,122	—		—	(13)	1,065	(55)[e]	(436)	707	[e]	12,390
Total	$12,011	$48		$(255)	$(61)	$1,055	$(16)	$(442)	$701		$13,041

(a)	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2013.
(c)	The Company transferred common stocks into Level 3 due to the significance of unobservable market data used in the valuation of these securities.
(d)	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value as of December 31, 2013.
(e)	Purchases and settlements include refinancing and loan settlement activity on mortgage loans for real estate purchased in prior periods.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Characteristics of items being measured for Level 2 and Level 3:

Bonds Level 2 and Level 3:

As of December 31, 2014, the reported fair value of bonds in Level 2 and Level 3 was $110 million, representing 20 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

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Teachers Insurance and Annuity Association of America

Of the 20 bonds reported at fair value, 18 are categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 9 bonds with a fair value of $30 million are collateralized by commercial mortgage loans, 7 bonds with a fair value of $19 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $25 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 4.87%.

The remaining 2 bonds reported at fair value are categorized as corporate securities and have a fair value of $36 million.

As of December 31, 2013, the reported fair value of bonds in Level 2 and Level 3 was $292 million, representing 65 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

Of the 65 bonds reported at fair value, 63 are categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 40 bonds with a fair value of $241 million are collateralized by commercial mortgage loans, 21 bonds with a fair value of $22 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $25 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.28%.

The remaining 2 bonds reported at fair value are categorized as corporate securities and have a fair value of $4 million.

Common Stocks Levels 2 and Levels 3:

As of December 31, 2014, the reported fair value of common stocks in Level 2 and Level 3 was $531 million representing 50 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30—Investments in Common Stock.

Of the 50 common stocks, 3 common stocks with a fair value of $4 million were in level 2, and 47 common stocks with a fair value of $527 million were reported in Level 3. Out of the 50 common stocks, 49 common stocks with a fair value of $530 million have a pricing method where the price per share is determined by the reporting entity; and 1 common stock with a fair value of $1 million has a pricing method where the price per share was determined by a pricing service.

As of December 31, 2013, the reported fair value of common stocks in Level 2 and Level 3 was $565 million representing 22 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30—Investment in Common Stock.

Of the 22 common stocks, 6 common stocks with a fair value of $33 million were in Level 2 and 16 common stocks with a fair value of $532 million were reported in Level 3. Out of the 22 common stocks, 19 common stocks with a fair value of $553 million have a pricing method where the rate was determined by the reporting entity, and 3 common stocks with a fair value of $12 million have a pricing method where the rate is determined by a stock exchange.

Preferred Stocks Level 3:

As of December 31, 2014, there were no preferred stocks in Level 3 reported at fair value. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

As of December 31, 2013, the reported fair value of preferred stocks in Level 3 was $3 million, representing 1 individual preferred stock with a pricing method where the price per share is determined by the reporting entity. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2014 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed Maturity Bonds:
RMBS	$2	Discounted Cash Flow	Discount Rate	10.2%	10.2%
CMBS	$13	Market Comparable	Credit Analysis/Market Comparable	$31.78	$31.78
Equity Securities:
Common Stock	$527	Equity Method	Book Value Multiple	1.0x–2.8x	1.2x
		Market Comparable	EBITDA Multiple	7.4x–12.7x	9.6x
			Book Value Multiple	1.0x	1.0x
			Valuation Discount	0.4x	0.4x

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Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Separate Account Assets:
Real Estate Properties and Real Estate Joint Ventures	$16,280
Office Properties		Income Approach—Discounted cash flow	Discount Rate	6.0%–8.8%	6.7%
			Terminal Capitalization Rate	5.0%–7.8%	5.7%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.0%–7.5%	5.0%
Industrial Properties		Income Approach—Discounted cash flow	Discount Rate	6.0%–10.0%	7.1%
			Terminal Capitalization Rate	5.3%–8.0%	6.0%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.3%–8.3%	5.3%
Residential Properties		Income Approach—Discounted cash flow	Discount Rate	5.3%–7.8%	6.3%
			Terminal Capitalization Rate	4.0%–5.8%	4.8%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	3.3%–5.4%	4.2%
Retail Properties		Income Approach—Discounted cash flow	Discount Rate	5.8%–10.2%	7.3%
			Terminal Capitalization Rate	5.0%–9.5%	6.1%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.5%–8.8%	5.6%

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage Loans Payable	$(2,374)
Office and Industrial Properties		Discounted Cash Flow	Loan to Value Ratio	35.0%–47.9%	43.1%
			Equivalency Rate	2.9%–3.9%	3.6%
		Net Present Value	Loan to Value Ratio	35.0%–47.9%	43.1%
			Weighted Average Cost of Capital Risk Premiums Multiple	1.2–1.3	1.3
Residential Properties		Discounted Cash Flow	Loan to Value Ratio	32.9%–63.7%	45.3%
			Equivalency Rate	2.2%–3.6%	3.2%
		Net Present Value	Loan to Value Ratio	32.9%–63.7%	45.3%
			Weighted Average Cost of Capital Risk Premiums Multiple	1.2–1.5	1.3
Retail Properties		Discounted Cash Flow	Loan to Value Ratio	24.8%–124.4%	55.4%
			Equivalency Rate	2.2%–6.3%	3.5%
		Net Present Value	Loan to Value Ratio	24.8%–124.4%	55.4%
			Weighted Average Cost of Capital Risk Premiums Multiple	1.1–3.0	1.5
Limited Partnerships	$358	Net Asset Value	Net Asset Value (a)

(a)	The range has not been disclosed due to the wide range of possible values given the diverse nature of the underlying investments.

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The Risk Management Valuation group, which reports to the Chief Credit Risk Officer, sets the valuation policies for fixed income and equity securities and is responsible for the determination of fair value.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or

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Teachers Insurance and Annuity Association of America

valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Company’s internal valuation department, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

Note 12—restricted assets

The following table provides information on amounts and the nature of any assets pledged to others as collateral or otherwise restricted by the Company.

Restricted Assets at December 31, 2014 (dollars in millions):

	Gross Restricted
	12/31/2014								Percentage
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$—	$—	$—	$—	$—	$471	$(471)	$—	0.000%	0.000%
Collateral held under security lending agreements.	614	—	—	—	614	—	614	614	0.226	0.234
On deposit with states	7	—	—	—	7	7	—	7	0.003	0.003
Pledged as collateral not captured in other categories	30	—	—	—	30	113	(83)	30	0.011	0.011
Total restricted assets	$651	$—	$—	$—	$651	$591	$60	$651	0.240%	0.248%

Detail of assets pledged as collateral not captured in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate) (dollars in millions).

	Gross Restricted
	12/31/2014								Percentage
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivative Collateral	$30	$—	$—	$—	$30	$113	$(83)	$30	0.011%	0.011%
Term Asset-Backed Securities Loan Facility	—	—	—	—	—	—	—	—	—	—
Total	$30	$—	$—	$—	$30	$113	$(83)	$30	0.011%	0.011%

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Restricted Assets at December 31, 2013 (dollars in millions):

	Gross Restricted
	12/31/2013								Percentage
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$471	$—	$—	$—	$471	$440	$31	$471	0.182%	0.188%
On deposit with states	7	—	—	—	7	7	—	7	0.003	0.003
Pledged as collateral not captured in other categories	113	—	—	—	113	150	(37)	113	0.044	0.045
Total restricted assets	$591	$—	$—	$—	$591	$597	$(6)	$591	0.229%	0.236%

Detail of assets pledged as collateral not captured in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate) (dollars in millions).

	Gross Restricted
	12/31/2013								Percentage
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivative Collateral	$113	$—	$—	$—	$113	$92	$21	$113	0.044%	0.045%
Term Asset-Backed Securities Loan Facility	—	—	—	—	—	58	(58)	—	—	—
Total	$113	$—	$—	$—	$113	$150	$(37)	$113	0.044%	0.045%

Note 13—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group. Additional information related to derivatives may also be found in Note 11, Disclosures about Fair Value of Financial Instruments.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to over-the-counter transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, have been put in place with thirteen of the Company’s seventeen derivative OTC-bilateral counterparties. The CSA’s allow TIAA’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2014, TIAA held cash collateral of $156 million and securities collateral of $37 million from its counterparties. The Company must also post collateral or margin to the extent its net

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Teachers Insurance and Annuity Association of America

position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2014, the Company pledged cash collateral or margin of $27 million and securities collateral or margin of $3 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2014 is $96 million for which the Company has posted collateral of $26 million in the normal course of business.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2014, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $211 million. The net realized loss for the year ended December 31, 2014, from all foreign currency swap contracts was $35 million.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2014, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $102 million. The net realized gain for the year ended December 31, 2014, from all foreign currency forward contracts was $15 million.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument may be traded OTC-cleared or OTC-bilateral, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2014, from interest rate swap contracts that do not qualify for hedge accounting treatment was $1 million. There were no realized gains or losses on interest rate swap contracts for the year ended December 31, 2014.

Purchased Credit Default Swap Contracts: The Company uses credit default swaps to hedge against unexpected credit events on selective investments in the Company’s portfolio. This type of derivative is traded OTC-bilateral and is exposed to market, credit and counterparty risk. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2014, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $5 million. The net realized gain for the year ended December 31, 2014 from all purchased credit default swap contracts was $0.4 million.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, the Company writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSATs represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net realized gain for the year ended December 31, 2014 from all written credit default swap contracts was $0.2 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative

B-134	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. The Company has written contracts on the “Super Senior” (60% to 100%) tranche of the Dow Jones North American Investment Grade Index Series 7 and 9 (DJ.NA.IG.7 and DJ.NA.IG.9, respectfully), whereby the Company is obligated to perform should the default rates of each index exceed 60%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The Company will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (dollars in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2014 Impairment
DJ Investment Grade Index—Series 7 & 9
Super Senior Tranche 60%–100%	1–3 years	$2,575	0.24%	$11	—

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (dollars in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2014 Impairment
Corporate	0–2 years	$190	0.50%	$—	$—
Corporate	2–5 years	35	1.00%	1	—
Corporate	5–7 years	35	4.43%	4	—
Sovereign	0–2 years	60	1.00%	—	—
Sovereign	2–3 years	35	1.00%	(1)	—
Total		$355		$4	$—

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designation
1 Highest Quality	Tranche	$2,575	$11	$3,242	$3,253
	Corporate	110	—	125	125
	Sovereign	5	—	5	5
	Subtotal	2,690	11	3,372	3,383
	Tranche	—	—	—	—
2 High Quality	Corporate	120	—	145	145
	Sovereign	90	(1)	98	97
	Subtotal	210	(1)	243	242
3 Medium Quality	Tranche	—	—	—	—
	Corporate	30	5	36	41
	Sovereign	—	—	—	—
	Subtotal	30	5	36	41
4 Low Quality	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	—	—	—	—
	Subtotal	—	—	—	—
Total		$2,930	$15	$3,651	$3,666

Single Premium Immediate Annuities ■ Statement of Additional Information	B-135

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2014			December 31, 2013
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$1,725	$103	$104	$354	$34	$34
	Liabilities	782	(97)	(119)	2,403	(268)	(291)
	Subtotal	2,507	6	(15)	2,757	(234)	(257)
Foreign Currency Forward Contracts	Assets	1,430	98	98	191	2	2
	Liabilities	139	(1)	(1)	331	(7)	(7)
	Subtotal	1,569	97	97	522	(5)	(5)
Interest Rate Swap Contracts	Assets	308	17	17	291	19	19
	Liabilities	—	—	—	55	(1)	(1)
	Subtotal	308	17	17	346	18	18
Credit Default Swap Contracts—RSAT	Assets	2,790	—	16	3,290	3	26
	Liabilities	140	(3)	(1)	137	(5)	(1)
	Subtotal	2,930	(3)	15	3,427	(2)	25
Credit Default Swap Contracts (Purchased Default Protection)	Assets	43	—	—	98	2	2
	Liabilities	923	(22)	(22)	1,418	(30)	(30)
	Subtotal	966	(22)	(22)	1,516	(28)	(28)
Total	Assets	6,296	218	235	4,224	60	83
	Liabilities	1,984	(123)	(143)	4,344	(311)	(330)
	Total	$8,280	$95	$92	$8,568	$(251)	$(247)

For the year ended December 31, 2014, there were no impairments of derivative positions. For the year ended December 31, 2014, the average fair value of derivatives used for other than hedging purposes, which is the derivative component of RSATs, was $22 million in assets.

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Derivatives	$3	Derivatives	$—	Derivatives	$(69)	Derivatives	$(98)
Total Qualifying Hedge Relationships		3		—		(69)		(98)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Derivatives	17	Derivatives	19	Derivatives	—	Derivatives	(1)
Foreign Currency Swaps	Derivatives	101	Derivatives	34	Derivatives	(50)	Derivatives	(193)
Foreign Currency Forwards	Derivatives	98	Derivatives	2	Derivatives	(1)	Derivatives	(7)
Purchased Credit Default Swaps	Derivatives	—	Derivatives	2	Derivatives	(22)	Derivatives	(30)
Total Non-qualifying Hedge Relationships		216		57		(73)		(231)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Derivatives	16	Derivatives	26	Derivatives	(1)	Derivatives	(1)
Total Derivatives used for other than Hedging Purposes		16		26		(1)		(1)
Total Derivatives		$235		$83		$(143)		$(330)

B-136	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The table below illustrates the Effect of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Effect of Derivative Instruments
	December 31, 2014		December 31, 2013
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(2)	Net Realized Capital Gain (Loss)	$(3)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Qualifying Hedge Relationships		(2)		(3)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	(32)	Net Realized Capital Gain (Loss)	(25)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	15	Net Realized Capital Gain (Loss)	(11)
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Interest Rate Futures Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	14
Total Non-qualifying Hedge Relationships		(17)		(22)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	1
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	1
Total Derivatives		$(19)		$(24)

Note 14—separate accounts

Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are generally accounted for at fair value, except the Stable Value Separate Account (“TSV”) products which are accounted for at book value in accordance with NYDFS guidance.

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective at November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Separate Account (“REA” or “VA-2”) is a segregated investment account and was organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 was registered with the Commission under the Securities Act of 1933 effective at October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective at September 29, 2006, and operates as a unit investment trust.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-137

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

TIAA Stable Value (“TSV”) is an insulated, non-unitized separate account and was established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract that is intended initially to be offered to employer sponsored retirement plans. The assets of this account are carried at book value as prescribed by the Department.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Separate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2014 and 2013, the Company’s separate account statement included legally insulated assets of $26,531 million and $22,348 million, respectively. The assets legally insulated from the general account as of December 31, 2014 are attributed to the following products (in millions):

Product	Legally Insulated Assets
TIAA Separate Account VA-1	$1,020
TIAA Real Estate Separate Account	19,955
TIAA Separate Account VA-3	5,244
TIAA Stable Value	312
Total	$26,531

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.)

As of December 31, 2014 and 2013, the general account of the Company had a maximum guaranteed minimum death benefit for separate account liabilities of $0.3 million and $0.4 million, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charge.

As of December 31, 2014, the general account of the Company had paid (received) $1 million towards separate account guarantees. The total separate account guarantees paid (received) by the general account for the preceding four years ending at December 31, are as follows (in millions):

2013	$0.4
2012	$0.4
2011	$0.1
2010	$0.5

The general account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account cannot fund participant requests, the general account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order. To compensate the general account for the risk taken, the separate account paid liquidity charges as follows for the past five (5) years (in millions):

2014	$29.1
2013	$30.5
2012	$31.4
2011	$23.7
2010	$13.1

During 2013, there were $325 million of accumulation units redeemed by the Real Estate Separate Account. As of December 31, 2013, there were no outstanding accumulation units.

The Company engages in securities lending transactions through its VA-1 Separate Account. As of December 31, 2014 and 2013, the VA-1 Separate Account had loaned securities of $24.3 million and $25.3 million and collateral of $25.0 million and $25.8 million, respectively.

B-138	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The Company’s VA-1 Separate Account may lend securities to qualified institutional borrowers to earn additional income. The VA-1 Separate Account receives collateral (in the form of cash, Treasury securities, or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan. Cash collateral received by the VA-1 Separate Account will generally be invested in high quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The VA-1 Separate Account bears the market risk with respect to the collateral investment, securities loaned, and the risk that the counterparty may default on its obligations.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2014
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$129	$—	$3,562	$3,691
Reserves
For accounts with assets at:
Fair value	$—	$—	$26,065	$26,065
Amortized cost	302	—	—	302
Total reserves	$302	$—	$26,065	$26,367

By withdrawal characteristics:
Subject to discretionary withdrawal	$302	$—	$—	$302
At fair value	—	—	26,065	26,065
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$302	$—	$26,065	$26,367

	2013
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$121	$—	$3,415	$3,536
Reserves
For accounts with assets at:
Fair value	$—	$—	$21,975	$21,975
Amortized cost	228	—	—	228
Total reserves	$228	$—	$21,975	$22,203

By withdrawal characteristics:
Subject to discretionary withdrawal	$228	$—	$—	$228
At fair value	—	—	21,975	21,975
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$228	$—	$21,975	$22,203

	2012
(in millions)	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$92	$—	$2,545	$2,637
Reserves
For accounts with assets at:
Fair value	$—	$—	$17,777	$17,777
Amortized cost	113	—	—	113
Total reserves	$113	$—	$17,777	$17,890

By withdrawal characteristics:
Subject to discretionary withdrawal	$7	$—	$—	$7
At fair value	—	—	17,777	17,777
Not subject to discretionary withdrawal	106	—	—	106
Total reserves	$113	$—	$17,777	$17,890

Single Premium Immediate Annuities ■ Statement of Additional Information	B-139

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2014	2013	2012
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,944	$3,852	$2,935
Transfers from Separate Accounts	(2,268)	(1,973)	(1,417)
Net transfers (from) or to Separate Accounts	1,676	1,879	1,518

Reconciling Adjustments:
Fund transfer exchange gain (loss)	—	—	—
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,676	$1,879	$1,518

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for its operating and investment subsidiaries and affiliates. The Company has allocated expenses of $1,990 million, $1,719 million and $1,464 million to its various subsidiaries and affiliates for the years ended December 31, 2014, 2013 and 2012, respectively. In addition, under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company FSB and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by the Company and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by the Company and two of its subsidiaries. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $981 million, $967 million and $878 million for the years ended December 31, 2014, 2013 and 2012, respectively, are not included in the statement of operations and had no effect on the Company’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided on an at cost basis by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services for REA are provided in accordance with a Distribution Agreement among Services, the Company and REA. The Company and Services receive fee payments from REA on a daily basis according to formulae established on an annual basis and adjusted periodically. The daily fee is based on an estimate of the at cost expenses necessary to operate REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating REA. At the end of each quarter, any differences between the daily fees paid during that quarter and actual expenses for that quarter are reconciled and any difference is added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter.

B-140	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2014	2013	2014	2013
CREF	$1	$—	$—	$16
Investment Management	8	—	—	3
TIAA-CREF Life	11	13	—	—
TPIS	6	4	—	—
Covariance	6	4	—	—
TAM Finance Company, LLC	4	—	—	—
TIAA Henderson Real Estate Ltd.	—	—	1	—
TIAA-CREF Alternative Advisors	6	4	—	—
Total	$42	$25	$1	$19

Note 16—federal income taxes

By charter, the Company is a stock life insurance company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, the Company is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

The Company has exceeded the highest RBC threshold level which allows the Company to apply the smallest limitations to admit deferred tax assets under SSAP 101. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of available evidence the Company has recorded a valuation allowance of $16.6 million on foreign tax credit carryforwards as of December 31, 2014.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2014			12/31/2013			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$11,175	$1,177	$12,352	$11,491	$1,279	$12,770	$(316)	$(102)	$(418)
b) Statutory Valuation Allowance Adjustments	17	—	17	10	—	10	7	—	7
c) Adjusted Gross Deferred Tax Assets (a–b)	11,158	1,177	12,335	11,481	1,279	12,760	(323)	(102)	(425)
d) Deferred Tax Assets Non-admitted	7,449	—	7,449	8,027	—	8,027	(578)	—	(578)
e) Subtotal Net Admitted Deferred Tax Asset (c-d)	3,709	1,177	4,886	3,454	1,279	4,733	255	(102)	153
f) Deferred Tax Liabilities	248	1,417	1,665	274	1,370	1,644	(26)	47	21
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$3,461	$(240)	$3,221	$3,180	$(91)	$3,089	$281	$(149)	$132

	12/31/2014			12/31/2013			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components Under SSAP No. 101 (in millions)
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 below)	$3,135	$86	$3,221	$3,008	$81	$3,089	$127	$5	$132
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date.	$3,135	$86	$3,221	$3,008	$81	$3,089	$127	$5	$132
2. Adjusted Gross DTA Allowed per Limitation Threshold.	xxx	xxx	$4,599	xxx	xxx	$4,149	xxx	xxx	$450
c) Adjusted Gross DTA (Excluding The Amount of DTA From (a) and (b) above) Offset by Gross DTL.	574	1,091	1,665	446	1,198	1,644	128	(107)	21
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$3,709	$1,177	$4,886	$3,454	$1,279	$4,733	$255	$(102)	$153

Single Premium Immediate Annuities ■ Statement of Additional Information	B-141

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

	2014	2013
	(dollars in millions)
Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount	1043%	1109%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In (b)2 Above	$36,691	$36,397

	12/31/2014		12/31/2013		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital
Impact of Tax Planning Strategies (dollars in millions):
Determination Of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, By Tax Character as a Percentage.
Adjusted Gross DTAs Amount From Note 9A1(c)	$11,158	$1,177	$11,481	$1,279	$(323)	$(102)
Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	2.5%	—	1.0%	—	1.5%	—
Net Admitted Adjusted Gross DTAs Amount From Note 9A1(e)	$3,709	$1,177	$3,454	$1,279	$255	$(102)
Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	9.0%	—	3.4%	—	5.6%	—

The Company does not have tax-planning strategies that include the use of reinsurance.

The Company has no temporary differences for which deferred tax liabilities are not recognized.

Income taxes incurred consist of the following major components (in millions):

	12/31/2014	12/31/2013	12/31/2012
Current Income Tax:
Federal income tax (benefit) expense	$(478)	$(307)	$(763)
Foreign Taxes	—	5	—
Subtotal	$(478)	$(302)	$(763)
Federal income taxes expense (benefit) on net capital gains	378	701	(24)
Generation/(Utilization) of loss carry-forwards	63	(427)	776

Federal and foreign income taxes incurred	$(37)	$(28)	$(11)

	12/31/2014	12/31/2014	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$311	$327	$(16)
Investments	881	839	42
Deferred acquisition costs	26	27	(1)
Policyholder dividends accrual	679	678	1
Fixed assets	244	183	61
Compensation and benefits accrual	326	243	83
Receivables non-admitted	90	117	(27)
Net operating loss carry-forward	1,728	1,682	46
Tax credit carry-forward	64	48	16
Other (including items < 5% of total ordinary tax assets)	606	689	(83)
Intangible Assets – Business in Force and Software	6,220	6,658	(438)
Subtotal	$11,175	$11,491	$(316)
Statutory valuation allowance adjustment	17	10	7
Non-admitted	7,449	8,027	(578)
Admitted ordinary deferred tax assets	$3,709	$3,454	$255

B-142	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	12/31/2014	12/31/2014	Change
Capital:
Investments	$1,114	$1,198	$(84)
Real estate	63	81	(18)
Other (including items < 5% of total capital tax assets	—	—	—
Subtotal	$1,177	$1,279	$(102)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	—	—	—
Admitted capital deferred tax assets	1,177	1,279	(102)
Admitted deferred tax assets	$4,886	$4,733	$153

(in millions)	12/31/2014	12/31/2013	Change
Deferred Tax Liabilities:
Ordinary:
Investments	$243	$267	$(24)
Other (including items < 5% of total ordinary tax liabilities)	5	7	(2)
Subtotal	$248	$274	$(26)
Capital:
Investments	1,417	1,370	47
Subtotal	$1,417	$1,370	$47
Deferred tax liabilities	$1,665	$1,644	$21

Net Admitted Deferred Tax:
Assets/Liabilities	$3,221	$3,089	$132

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) (in millions):

	12/31/2014	12/31/2013	Change
Total deferred tax assets	$12,352	$12,770	$(418)
Total deferred tax liabilities	(1,665)	(1,644)	(21)
Net deferred tax assets / liabilities	$10,687	$11,126	$(439)
Statutory valuation allowance (“SVA”) adjustment	(17)	(10)	(7)
Net deferred tax assets / liabilities after SVA	$10,670	$11,116	$(446)
Tax effect of unrealized gains/(losses)			115
Change in net deferred income tax (charge)/benefit from sources other than unrealized capital gains (losses)			$(331)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2014 are as follows (dollars in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$952	$333	35.00%
Dividends received deduction	36	12	1.31
Amortization of interest maintenance reserve	(182)	(64)	(6.69)
Meal disallowance, spousal travel, non-deductible lobbying, fines & penalties, Acquisition Costs, and Other Permanent Differences	51	18	1.89
Prior year true-ups	(28)	(10)	(1.02)
Non-admitted assets	11	4	0.42
Other	3	1	0.10
Total	$843	$294	31.01%

Federal and foreign income tax incurred (benefit) expense		$(37)	(3.88)%
Change in net deferred income tax charge (benefit)		446	46.92
Tax effect of unrealized capital (loss) gain		(115)	(12.03)
Total statutory income taxes		$294	31.01%

Single Premium Immediate Annuities ■ Statement of Additional Information	B-143

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, 2014, the Company had net operating loss carry forwards expiring through the year 2029 (in millions):

Year Incurred	Operating Loss	Year of Expiration
2001	$19	2016
2002	780	2017
2003	467	2018
2004	356	2019
2008	1,021	2023
2012	2,035	2027
2014	260	2029
Total	$4,938

At December 31, 2014, the Company had no capital loss carry forwards.

At December 31, 2014, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	$5	2015
2006	3	2016
2007	2	2017
2008	2	2018
2009	2	2019
2010	5	2020
2011	6	2021
2012	2	2022
2013	10	2023
Total	$37

At December 31, 2014, the Company had General Business Credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2004	$1	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	8	2028
2009	4	2029
Total	$27

The Company did not incur federal income taxes expense for 2014 or the preceding years that would be available for recoupment in the event of future net losses.

The Company does not have any protective tax deposits on deposit with the internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts receivable from / (payable to) the Company’s subsidiaries for federal income taxes were $5 million and $6 million at December 31, 2014 and 2013, respectively.

1) TIAA-CREF Life Insurance Company

2) Dan Properties, Inc.

3) JV Georgia One, Inc.

4) JWL Properties, Inc.

5) ND Properties, Inc.

6) TCT Holdings, Inc.

7) Teachers Advisors, Inc.

8) Teachers Personal Investors Service, Inc.

9) T-Investment Properties Corp.

10) TIAA-CREF Tuition Financing, Inc.

B-144	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

11) TIAA-CREF Trust Company, FSB

12) 730 Texas Forest Holdings, Inc.

13) TC Sports Co., Inc.

14) TIAA Board of Overseers

15) TIAA Park Evanston, Inc.

16) Oleum Holding Company, Inc.

17) Covariance Capital Management, Inc.

18) Westchester Group Investment Management, Inc.

19) GreenWood Resources, Inc.

20) Westchester Group Investment Management Holding Company Inc.

21) Westchester Group Asset Management, Inc.

22) Westchester Group Farm Management, Inc.

23) Westchester Group Real Estate, Inc.

24) T-C Pepper Building GP,LLC

25) T-C 1619 Walnut Street GP,LLC

26) Nuveen Asia Investment, Inc.

27) Nuveen Holdings, Inc.

28) Nuveen Investment Solutions, Inc.

29) Nuveen Investment Advisors Inc.

30) Rittenhouse Asset Management, Inc.

31) Nuveen Investments Holdings, Inc.

32) Nuveen Investments, Inc.

33) Nuveen Securities, LLC

34) Nuveen Investments Institutional Services Group, LLC

35) TIAA Asset Management Finance Company, LLC

36) T-C Europe Holding, Inc.

37) T-C SP, Inc.

38) Terra Land Company

The Company has no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R—Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101 and there is no reasonable possibility that the total liability will significantly increase within 12 months of the reporting date.

The Company’s tax years 2007 through 2014 are open to examination and the IRS is currently examining tax years 2007, 2008 and 2009.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The statements of operations include contributions to the pension plan of approximately $47 million, $38 million and $36 million for the years ended December 31, 2014, 2013 and 2012, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	2014	2013	2012
Change in benefit obligation:
Benefit obligation at beginning of year	$156	$167	$155
Service cost	—	1	10
Interest cost	7	7	6
Actuarial gain (loss)	34	(34)	4
Benefits paid	(6)	(7)	(8)
Plan amendments	(86)	22	—
Benefit obligation at end of year	$105	$156	$167

Single Premium Immediate Annuities ■ Statement of Additional Information	B-145

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

	Post-retirement Benefits
	2014	2013	2012
Change in plan assets
Employer contribution	$6	$7	$8
Benefits paid	(6)	(7)	(8)
Fair value of plan assets at end of year	$—	$—	$—

Funded status:
Unamortized prior service cost	$—	$—	$(1)
Unrecognized net loss	—	—	41
Accrued liabilities	154	145	127
Liabilities for postretirement benefits	(49)	11
Unfunded accumulated benefit obligation—vested employees	$105	$156	$167

Accumulated benefit obligation—non-vested employees	$—	$—	$23

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $7 million, $12 million and $8 million for 2014, 2013 and 2012, respectively.

The net periodic postretirement benefit cost for the years ended December 31, includes the following components (in millions):

	Post-retirement Benefits
	2014	2013	2012
Components of net periodic benefit cost:
Service cost	$—	$1	$10
Interest cost	7	7	6
Amount of recognized gains and losses	—	3	1
Amount of prior service cost recognized	8	14	—
Total net periodic benefit cost	$15	$25	$17

The assumptions used at December 31 by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	2014	2013	2012
Weighted-average assumptions used to determine net periodic benefit cost as of December 31,
Weighted-average discount rate	4.75%	4.00%	4.50%
Rate of compensation increase	N/A	N/A	N/A
Weighted-average assumptions used to determine projected benefit obligations as of December 31,
Weighted-average discount rate	3.75%	4.75%	4.00%
Rate of compensation increase	N/A	N/A	N/A

For measurement purposes, a 7.32% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2015. The rate was assumed to decrease gradually to 5.98% for 2045 and remain at that level thereafter.

A measurement date of December 31, 2014 was used to determine the above.

The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants’ contributions adjusted annually; the life insurance plans are noncontributory. Postretirement life insurance is offered only to those who retired prior to 2011. Company subsidies for the postretirement health care plans are offered to any who qualify for eligibility prior to 2015, after which newly qualifying retirees will pay the full cost of the health care plans. The accounting for health care plans anticipates future cost-sharing changes to the written plan consistent with the Company’s express intent to reflect general health care trend rates in the employee premiums. For postretirement medical, this is consistent with pre-65 trend rate assumptions of 7.32% for 2015 gradually scaling down to 5.98% in 2045. For post-65 medical care, this is consistent with a trend rate assumption of 8.70% in 2015 scaling down to 5.96% in 2045.

The Company will be making an additional change to the postretirement health care plan for qualifying Medicare eligible retirees, effective July 1, 2015, (this will not affect those on long term disability that are eligible for Medicare benefits). This will only apply to Medicare eligible retirees. The change will convert the program for Medicare eligible retirees to a defined contribution arrangement, in which the Company allocates a set amount for each retiree so that they can purchase Medicare coverage on a private insurance exchange. The Company commitment will be to the fixed, annual amount allocated to each retiree. At December 31, 2014 this change resulted in a surplus adjustment of $49.1 million to the unfunded accumulated benefit obligation.

B-146	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.

A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2014	2013	2012
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$2	$19	$23
Change in service cost and interest cost	$1	$1	$3
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(2)	$(16)	$(19)
Change in service cost and interest cost	$(1)	$(1)	$(2)

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.92% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years.

The accumulated benefit obligation totaled $47 million and $41 million as of December 31, 2014 and 2013, respectively. The Company had accrued pension cost of $37 million and $39 million and had no additional minimum liability accrued as of December 31, 2014 and 2013, respectively. The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets and contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. The plan obligations were determined based upon a discount rate of 3.34%.

Future benefits expected to be paid by the SERP are as follows (in millions):

2015	$4
2016	$4
2017	$4
2018	$3
2019	$3
Thereafter	$16

The Company does not have any regulatory contribution requirements for 2014.

Impact of Medicare Modernization Act on Postretirement Benefits

The Company expects to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) signed into law in December of 2003. The Act includes the following two new features to Medicare Part D that could affect the measurement of the accumulated postretirement benefit obligation (“APBO”) and net periodic postretirement cost for the plan.

•	A federal subsidy (based on 28% of an individual beneficiary’s annual prescription drug costs between $250 and $5,000), which is not taxable, to sponsors of retiree health care benefit plans that provide a prescription drug benefit that is at least actuarially equivalent to Medicare Part D, and

•	The opportunity for a retiree to obtain a prescription drug benefit under Medicare.

As of December 31, 2014, the effect of the Act was a $3.2 million reduction in the Company’s net postretirement benefit cost for the subsidy related to benefits attributed to former employees. The Act also effected the net postretirement benefit cost which decreased the 2014 interest cost by $1.2 million.

Estimated Future Benefit Payments

Single Premium Immediate Annuities ■ Statement of Additional Information	B-147

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The following benefit payments are expected to be paid and received relating to the Act (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2015	$6
2016	$6
2017	$6
2018	$6
2019	$7
Thereafter	$34

Note 18—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all life-contingent pension annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 2.9%. The mortality valuation bases for about 95% of pension annuity and supplementary contract reserves are based on the 1983 Table with ages set back at least 9 years or the Annuity 2000 table with ages set back at least 4 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$26,065	$26,065	12.1%
Total with adjustment or at fair value	$—	$—	$26,065	$26,065	12.1%
At book value without adjustment (minimal or no charge or adjustment)	47,830	302	—	48,132	22.4%
Not subject to discretionary withdrawal	141,029	—	—	141,029	65.5%
Total (gross)	$188,859	$302	$26,065	$215,226	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$188,859	$302	$26,065	$215,226

	2013
(in millions)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$21,975	$21,975	10.6%
Total with adjustment or at fair value	$—	$—	$21,975	$21,975	10.6%
At book value without adjustment (minimal or no charge or adjustment)	46,189	228	—	46,417	22.4%
Not subject to discretionary withdrawal	138,650	—	—	138,650	67.0%
Total (gross)	$184,839	$228	$21,975	$207,042	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$184,839	$228	$21,975	$207,042

B-148	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Annuity reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2014	2013
General Account Annual Statement:
Total annuities (excluding supplementary contracts with life contingencies)	$184,158	$180,517
Supplementary contracts with life contingencies	3,752	3,469
Deposit-type contract funds	949	853
Subtotal	188,859	184,839

Separate Accounts Annual Statement:
Annuities	26,153	22,029
Supplementary contracts with life contingencies	205	167
Deposit-type contract funds	9	7
Subtotal	26,367	22,203
Total	$215,226	$207,042

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 uses the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual Renewable Term policies and Cost of Living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length. Reserves for the vast majority of permanent and term insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.5% to 5.0%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.0% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of $0.3 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2014, and $0.2 million at December 31, 2013. As of December 31, 2014 and 2013, the Company had $518.4 million and $530.2 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Deficiency Reserves associated with these insurance amounts totaled $2.0 million and $2.4 million at December 31, 2014 and 2013, respectively.

Note 19—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations “Insurance and annuity premiums and other considerations” are as follows (in millions):

	Years Ended December 31,
	2014	2013	2012
Direct premiums	$12,925	$14,410	$12,099
Ceded premiums	(15)	(15)	(14)
Net premiums	$12,910	$14,395	$12,085

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements at December 31 are as follows (in millions):

	2014	2013	2012
Insurance and annuity premiums	$15	$15	$14
Policy and contract benefits	$49	$51	$55
Increase in policy and contract reserves	$(11)	$(25)	$(20)
Reserves for life and health insurance	$417	$429	$454

Single Premium Immediate Annuities ■ Statement of Additional Information	B-149

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Note 20—repurchase program and securities lending program

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

As of December 31, 2014, the Company had no outstanding repurchase agreements.

As of December 31, 2013, the Company had repurchase agreements where the securities pledged and scheduled for repurchase had a carrying value and fair value of $471 million and $490 million, respectively. The securities pledged as collateral had a maturity of 17 years and an interest rate of 5.375%. The pledged securities were included in Bonds and the offsetting collateral liability is included in Other Liabilities in the accompanying Statutory—Basis Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves.

The Company received cash collateral of $500 million, which is in excess of the $490 million fair value of the securities lent. The cash collateral was not reinvested in other securities as of December 31, 2013.

The Company’s source of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. The repurchase agreements outstanding at December 31, 2013 matured and were fully settled during January 2014.

Securities Lending Program

Beginning in 2014, the Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits. As of December 31, 2014, the estimated fair value of the Company’s bonds on loan under the program was $599 million. The collateral held by the Company had an estimated fair value of $614 million and was not restricted. The fair value of cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability of $614 million included in “Amounts payable for securities lending”.

As of December 31, 2014, the fair value of the collateral received for the securities lending program was $614 million. This collateral is cash and has not been re-pledged as of December 31, 2014. The fair value of the collateral by contractual obligation is as follows (in millions):

Fair Value
Securities Lending
(a) Open	$614
(b) 30 Days or Less	—
(c) 31 to 60 Days	—
(d) 61 to 90 Days	—
(e) Greater Than 90 Days	—
(f) Sub—Total	$614
(g) Securities Received	—
(h) Total Collateral Received	$614

Of cash collateral received from the securities lending program, $394 million was held as cash as of December 31, 2014. The remaining $220 million of cash collateral was invested in overnight Treasury reverse repurchase agreements. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
2. Securities Lending
(a) Open	$394	$394
(b) 30 Days or Less	220	220
(c) 31 to 60 Days	—	—
(d) 61 to 90 Days	—	—
(e) 91 to 120 Days	—	—
(f) 121 to 180 Days	—	—
(g) 181 to 365 Days	—	—
(h) 1 to 2 Years	—	—

B-150	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	Amortized Cost	Fair Value
(i) 2 to 3 Years	$—	$—
(j) Greater Than 3 Years	—	—
(k) Sub—Total	$614	$614
(l) Securities Received	—	—
(m) Total Collateral Reinvested	$614	$614

The contracts for the securities lending transactions as of December 31, 2014, are open ended with no termination date specified. The collateral for the securities lending transactions as of December 31, 2014 was held as cash and overnight Treasury reverse repurchase agreements in the amount of $614 million. Thus, the collateral remains liquid and could be returned in the event of a collateral call.

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2014	2013
Net unrealized capital gains	$337	$1,193
Change in asset valuation reserve	$(387)	$(1,209)
Change in net deferred federal income tax	$(447)	$(1,083)
Change in non-admitted assets	$594	$846
Change in surplus of separate account	$—	$(18)
Change in surplus notes	$2,000	$—
Change in post-retirement benefit liability	$60	$(11)

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2014, interest of $137 million was paid and since issuance $685 million has been paid.

On September 15, 2014, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes were issued in two tranches; $1,650 million bears interest at an annual rate of 4.900%, and have a maturity date of September 15, 2044 and the second tranche for $350.0 million bears a 4.375% fixed-to-floating rate and has a maturity date of September 15, 2054. Proceeds from the issuance of the Notes were $1,648 million and $349 million, respectively, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on March 15 and September 15 of each year through the maturity date.

The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2014, (in millions):

Date Issued	Interest Rate	Par Value (Face Amount of Notes)	Carrying Value of Note	Interest Paid Year to Date	Total Principal and / or Interest Paid	Date of Maturity
12/16/2009	6.850%	$2,000	$2,000	$137	$685	12/16/2039
09/15/2014	4.900%	$1,650	$1,650	$—	$—	09/15/2044
09/15/2014	4.375%	$350	$350	$—	$—	09/15/2054

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-151

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The surplus notes have the following repayment conditions and restrictions on payment: Each payment of interest on or principal of, or any redemption payment with respect to the surplus notes may be made only with the prior approval of the Superintendent, and only out of surplus funds available for such payments under the New York Insurance Law. In addition, pursuant to applicable New York Law, any payment of principal or interest on the surplus notes may be only out of free and divisible surplus of the Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the Notes.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

Note 22—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2014, the Company was obligor under the following guarantees, indemnities and support obligations:

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
Financial support agreement with TIAA-CREF Life Insurance Company to have (i) capital and surplus of $250.0 million; (ii) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC RBC model; or (iii) such other amounts as necessary to maintain TIAA-CREF Life’s financial strength rating the same or better than the Company’s rating at all times.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	At December 31, 2014, the
capital and surplus of TIAA-
CREF Life Insurance
Company was in excess of
the minimum capital and
surplus amount referenced,
and its total adjusted
capital was in excess of the
referenced RBC-based
amount calculated at
December 31, 2014.

The Company has agreed that it will cause TIAA-CREF Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

Related to the 2014 acquisition of Nuveen Investments, TAM Finance Company, LLC, the Acquirer and an indirectly owned subsidiary of TIAA, has recorded purchase related liabilities at a fair value of $302 million which could be payable according to facts and circumstances in 2017. The Company has agreed to fund these obligations in the event required payments to the Seller are not made by TAM Finance Company, LLC.

B-152	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The Company provides a $100.0 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 13, 2015. As of December 31, 2014, $30.0 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 6.0 basis points on the unused committed amount. During the period ending December 31, 2014, 56 draw-downs totaling $181.5 million were made under this line of credit arrangement of which none were outstanding as of December 31, 2014.

The Company also provides a $1.0 billion uncommitted line of credit to certain accounts of College Retirement Equities Funds (“CREF”) and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility maintained with a group of banks.

The Company guarantees that CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company provides a $300.0 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Trust Company, FSB. This line has an expiration date of September 16, 2015. During the period ending December 31, 2014, there were no draw-downs made under this line of credit arrangement.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

Under the Liquidity Guarantee agreement with the REA, on December 24, 2008, the TIAA general account purchased $156 million of accumulation units (measured based on the cost of such units) issued by REA. In 2009, the TIAA general account further purchased $1,059 million of accumulation units. The Company made no additional purchases in 2011 or 2012. During 2013, the Company redeemed the remaining accumulation units for $325 million. As of December 31, 2013 there were no outstanding liquidity units.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2014, the future minimum lease payments are estimated as follows (in millions):

Year	2015	2016	2017	2018	2019	Thereafter	Total
Amount	$59	$54	$49	$43	$18	$38	$261

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2014, 2013 and 2012 was approximately $42 million, $37 million and $37 million, respectively.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-153

Notes to statutory—basis financial statements	concluded

Teachers Insurance and Annuity Association of America

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC; Federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The Company cooperates in these inquiries.

Note 23—borrowed money

Effective March 2009, the Company was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The FRBNY lent an amount equal to the market value of the ABS less a haircut and were secured at all times by the ABS. Loan proceeds were disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2013, the Company had fully settled all such loans with the FRBNY.

Note 24—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 6, 2015, the date the financial statements were available to be issued. No such items were identified by the Company.

B-154	Statement of Additional Information ■ Single Premium Immediate Annuities

730 Third Avenue New York, NY 10017-3206

A10896 (5/15)

Part C—OTHER INFORMATION

Part B: Includes all required financial statements of the Separate Account and TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

	(b)	Exhibits:

(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant (1)

(2)	None

(3)	(A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) (2)

	(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto (1)

	(C)	Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)

	(D)	Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)

(4)	Forms of TIAA-CREF Life Single Premium Immediate Annuity (SPIA) Contracts

	(A)	One-Life Immediate Annuity contract (5)

	(B)	Two-Life Immediate Annuity contract (5)

	(C)	Fixed Period Immediate Annuity contract (5)

(5)	Form of Application for the SPIA Contracts (5)

(6)	(A)	Charter of TIAA-CREF Life (2)

	(B)	Bylaws of TIAA-CREF Life (2)

(7)	None

(8)	(A)	Participation/Distribution Agreement with TIAA-CREF Life Funds (2)

	(B)	Amendment to Participation/Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005 (7)

	(C)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life insurance Company (8)

	(D)	Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

	(E)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc. (10)

	(F)	Administrative Services Agreement between TIAA-CREF Funds and Teachers Advisors, Inc. (10)

	(G)	Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

	(H)	Participation Agreement among TIAA-CREF Life Funds, Teachers Personal Investors Services, Inc., Teachers Advisors, Inc. and TIAA-CREF Life Insurance Company. (13)

(9)	Legality Opinion and Consent of Meredith Kornreich, Esquire *

(10)	(A)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm *

(11)	None

(12)	None

(13)	(A)	Schedule of Computation of Performance Information (6)

	(B)(1)	Powers of Attorney (14)

	(B)(2)	Powers of Attorney *

(14)	Financial Data Schedule—not required

*	Filed herewith.

1	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761).

2	Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated December 7, 1998 and December 22, 1998, respectively (File No. 333-61761).

3	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, dated September 22, 2000 (File No. 333-46414).

4	Previously filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2001 (File No. 333-46414).

5	Previously filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on October 25, 2002 (File No. 333-46414).

6	Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2004 (File No. 333-46414).

7	Previously filed as part of the Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, on May 1, 2006 (File No. 333-61761).

8	Previously filed as part of the Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2007 (File No. 333-46414).

9	Previously filed as part of the Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2008 (File No. 333-46414).

10	Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-6, filed on May 1, 2010 (File No 333-46414).

11	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

12	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 19, 2012 (File Nos 333-145064 and 811-08963).

13	Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963).

14	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-179272 and 811-22659).

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
David M. Anderson	Director, Chairman
Kathie Andrade	Director
Rashmi Badwe	Director
Elizabeth D. Black	Director
Douglas E.Chittenden	Director
Sue Collins	Director
Nancy Heller	Director
Eric T. Jones	Director
Russell Noles	Director
Ajay Sawhney	Director

Elizabeth Debenedictis	Vice President, Third Party Insurance Wholesaling
Linda Dougherty	Vice President and Chief Financial Officer
Margarita Echevarria	Chief Compliance Officer
Carol Fracasso	Vice President, Operations
Jorge Gutierrez	Vice President, Treasurer
Meredith Kornreich	Vice President & General Counsel
Peter Pisapia	Chief Compliance Officer of the Separate Account
Marjorie Pierre-Merritt	Vice President and Assistant Corporate Secretary
Todd Sagmoe	Vice President, Product & Distribution Services

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

Item 27. Number of Contractowners

As of February 28, 2015, there were 361 owners of Contracts of the class presently offered by this Registration Statement.

Item 28. Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) TIAA-CREF Institutional and Individual Services, LLC (“TC Services”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TC Services is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Kathie J. Andrade	President, Chief Executive Officer, Chairman of the Board, Manager
Carol Ward Deckbar	Manager
Brian R. Bohaty	Manager
Teresa A. Hassara Eric T. Jones	Manager Manager
Peter Kennedy	Manager, Vice President, Chief Operating Officer
Stephen D. Collier	Senior Vice President, Head of Tax
William C. Bair	Vice President, Chief Financial Officer
Pamela Lewis Marlborough	Vice President, Chief Legal Officer, Assistant Secretary
Christopher Baraks	Vice President, Corporate Tax
Raymond Bellucci Kevin C. Brown	Vice President Vice President
Douglas Chittenden	Vice President, Manager
Linda S. Dougherty William G. Griesser	Vice President Vice President
Gerald R. McCarthy Austin P. Wachter Christopher J. Weyrauch	Vice President, Corporate Tax Vice President Senior Managing Director, National Wealth Advisory Services
Catherine McCabe	Managing Director, Field Consulting Group
Patricia Adams	Managing Director, Broker/Dealer Operations
Samuel Turvey	Chief Compliance Officer
Christy R. Lee Jorge Gutierrez	Controller Treasurer
Jennifer Sisom	Assistant Treasurer
Steven Butzine Marjorie Pierre-Merritt	Anti-Money Laundering Officer Secretary
Janet Acosta	Assistant Secretary
Nicholas Cifelli	Assistant Secretary
Gail Clinton	Assistant Secretary
Tracy Graham Jamin R. Jenkins	Assistant Secretary Assistant Secretary
Ann Medeiros	Assistant Secretary

*	The address of each Director and Officer is c/o TIAA-CREF Institutional and Individual Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c) Not applicable.

Item 30. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated there under are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, Citistorage, 20 North 12th Street, Brooklyn, NY 11211, File Vault, 839 Exchange Street, Charlotte, NC 28208, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 and JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245.

Item 31. Management Services

Not applicable.

Item 31. Management Services Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VA-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2015.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	/s/ *
David M. Anderson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 28, 2015 in the capacities and on the dates indicated.

Signature	Title

*	President and Chief Executive Officer
David M. Anderson

*	Vice President and Chief Financial Officer
Linda S. Dougherty	(Principal Financial and Accounting Officer)

*	Director, Chairman
David M. Anderson

*	Director
Kathie Andrade

**	Director
Rashmi Badwe

*	Director
Elizabeth D. Black

**	Director
Douglas E. Chittenden

**	Director
Sue Collins

*	Director
Nancy Heller

*	Director
Eric T. Jones

*	Director
Russell Noles

**	Director
Ajay Sawhney

*	Signed by Kenneth W. Reitz, Esq. as attorney-in -fact pursuant to a Power of Attorney effective: April 19, 2013
**	Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: April 1, 2015

/S/ KENNETH W. REITZ
Kenneth W. Reitz, Esq.

Attorney-in-fact

EXHIBIT INDEX

(9)	Legality Opinion and Consent of Meredith Kornreich, Esquire

(10)(A)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(13)(B)(2)	Powers of Attorney